SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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ABERDEEN GLOBAL INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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800 Scudders Mill Road

Plainsboro, New Jersey 08536

January 23, 2006

Dear Stockholder:

The Annual Meeting of Stockholders is to be held at 10:00 am (Eastern time), on Thursday, March 9, 2006, at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and an envelope, postage pre-paid, in which to return your proxy card are enclosed.

At the Annual Meeting, the Fund’s common stockholders will vote for the election of the Fund’s Class II Directors for three-year terms and until their successors are duly elected and qualify, and the Fund’s preferred stockholders will vote for the election of two Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify. You are also being asked to consider and vote upon proposals: to amend the Fund’s investment objective, policies, and restrictions, to amend the Fund’s Management Agreement and Investment Advisory Agreement, and to amend and restate the Fund’s charter. Stockholders who are present at the meeting will hear a report on the Fund and will be given the opportunity to discuss matters of interest to you as a stockholder.

Your Directors recommend that you vote in favor of each of the foregoing matters.

P. Gerald Malone

Chairman

YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

ABERDEEN GLOBAL INCOME FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 9, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), will be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania on Thursday, March 9, 2006, at 10:00 am (Eastern time), for the following purposes:

(1)	To elect two Directors to serve as Class II Directors for three-year terms and until their successors are duly elected and qualify;

(2)	To elect two Directors to serve as Preferred Directors until the next annual meeting of stockholders and until their successors are duly elected and qualify;

(3)(A)	To approve amendment of the Fund’s investment objective;

(3)(B)	To approve amendment of the Fund’s fundamental investment policies with respect to the credit quality of the Fund’s portfolio securities;

(4)(A)	To approve amendment of the Fund’s investment restriction limiting borrowing;

(4)(B)	To approve amendment of the Fund’s investment restriction regarding concentration of investments;

(5)	To approve an amendment to the Fund’s:

(A)	Management Agreement, and

(B)	Investment Advisory Agreement

to provide that fees paid under those agreements to the Investment Manager and Investment Adviser will be based on all managed assets;

(6)	To approve the amendment and restatement of the Fund’s charter; and

(7)	To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on January 19, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Alan Goodson, Secretary

Plainsboro, New Jersey

January 23, 2006

IMPORTANT: Stockholders are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, or to authorize the proxy vote by telephone pursuant to instructions on the enclosed proxy card. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

PROXY STATEMENT

ABERDEEN GLOBAL INCOME FUND, INC.

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Annual Meeting of Stockholders

March 9, 2006

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania, on Thursday, March 9, 2006, at 10:00 a.m. (Eastern time). The approximate mailing date for this Proxy Statement is January 27, 2006 or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s common stock will be voted “FOR” Proposals 1, 3(A), 3(B), 4(A), 4(B), 5(A), 5(B) and 6, and proxies submitted by holders of the Fund’s preferred stock will be voted “FOR” Proposals 2, 3(A), 3(B), 4(A), 4(B), 5(A), 5(B) and 6. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536), or by attending the Meeting and voting in person. Stockholders may authorize proxy voting by using the enclosed proxy card along with the enclosed envelope with pre-paid postage. Stockholders may also authorize proxy voting by telephone, by following the instructions contained on their proxy card.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

Approval of Proposal 1 (Election of Class II Directors to the Board of Directors) will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting and entitled to vote thereon. Approval of Proposal 2 (Election of Preferred Directors to the Board of Directors) will require the affirmative vote of a majority of the shares of preferred stock present in person or by proxy at the Meeting and entitled to vote thereon. Approval of Proposals 3(A) and 3(B) (Amendment of the Fund’s investment objective and amendment of the Fund’s fundamental policies with respect to credit quality) will require the affirmative vote of “a majority of the outstanding voting securities” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) of the common stock and the preferred stock, voting together as a single class, as well as the affirmative vote of a majority of the outstanding shares of preferred stock voting as a separate class. The term “majority of the outstanding voting securities,” as defined by the 1940 Act (“1940 Act Majority”) and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities. Approval of Proposals 4(A) and 4(B) (Amendment or elimination of certain of the Fund’s investment restrictions) will require the affirmative vote of a 1940 Act Majority of the common stock and the preferred stock, voting together as a single class, as well as the affirmative vote of a majority of the outstanding shares of preferred stock voting as a separate class. Approval of Proposals 5(A) and 5(B) (Amendment of the Fund’s Management Agreement and Investment Advisory Agreement) will require the affirmative vote of a 1940 Act Majority of the common stock and the preferred stock, voting together as a single class. Approval of Proposal 6 (Amendment and restatement of the Fund’s charter) will require the affirmative vote of the holders of a majority of the total number of outstanding shares of all classes of stock outstanding and entitled to vote thereon, voting together as a single class.

An abstention as to Proposals 1, 2, 3(A), 3(B), 4(A), 4(B), 5(A), 5(B) or 6 will be treated as present and will have the effect of a vote “against” that proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on Proposals 1 and 2 will be voted “FOR” each such Proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the Proposals 3(A), 3(B), 4(A), 4(B), 5(A), 5(B), or 6 will not be voted with respect to the respective Proposal(s), and will have the effect of a vote “against” the respective Proposal(s).

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the stockholders may adjourn the Meeting. The vote required to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Meeting may adjourn the Meeting as to that proposal or the persons named as proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies on that proposal. The vote required for stockholders to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal. If the motion for adjournment is not approved, the voting on that proposal will be completed at the Meeting.

The following table indicates which class of the Fund’s stockholders is being solicited with respect to each Proposal to be considered at the Meeting.

	Solicitation of Vote of Common Stockholders	Solicitation of Vote of Preferred Stockholders (Series W-7)
Proposal 1:	✓
Election of Class II Directors
Proposal 2:
Election of Preferred Directors		✓
Proposal 3(A):
Amendment of the Fund’s Investment Objective	✓	✓
Proposal 3(B):
Amendment of the Fund’s Fundamental Investment Policies with respect to Credit Quality of the Fund’s Portfolio Securities	✓	✓
Proposal 4(A):
Amendment of the Fund’s Investment Restriction Limiting Borrowing	✓	✓
Proposal 4(B):
Amendment of the Fund’s Investment Restriction regarding Concentration of Investments	✓	✓
Proposal 5(A):
Amendment to the Fund’s Management Agreement	✓	✓
Proposal 5(B):
Amendment to Fund’s Investment Advisory Agreement	✓	✓
Proposal 6:
Amendment and Restatement of the Fund’s Charter	✓	✓

Only stockholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board of Directors has fixed the close of business on January 19, 2006 as the record date (“Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held. As of January 19, 2006, the Fund had outstanding          shares of common stock, par value $0.001 per share and 1,200 shares of Auction Market Preferred Stock, Series W-7, par value $0.001 per share (“AMPS”).

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2005, and any more recent reports, to any Fund stockholder upon request. To request a copy, please call or write to Aberdeen Asset Management Inc., Las Olas Place, 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301, Telephone: 1-866-839-5233.

PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

The Fund’s charter provides that the Board of Directors to be elected by holders of the Fund’s common stock will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act, of the Fund, the Investment Manager or the Investment Adviser, are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons as described above are referred to in this Proxy Statement as “Independent Directors.”

The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Fund’s Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated William J. Potter and Peter D. Sacks to serve as Class II Directors for three-year terms, to expire at the Annual Meeting of Stockholders to be held in 2009, and until their successors are duly elected and qualify. Messrs. Potter and Sacks were elected by stockholders to serve until the 2006 Annual Meeting. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

The Board of Directors has adopted a retirement policy providing for the retirement of Directors at the age of 70, subject to annual review thereafter by the Nominating and Corporate Governance Committee to determine whether it is then in the best interests of the Fund for the Director to remain on the Board. With respect to Directors representing the holders of common stock, the policy provides that an individual shall not be nominated for election as a Class I, Class II, or Class III Director if such individual shall have attained 70 years of age prior to the election. Following a Director’s 70th birthday, such Director shall tender his or her resignation, to be effective on the date of the next meeting of stockholders at which Directors are to be elected. However, in recognition of the fact that a person may continue to provide a valuable contribution to the Fund after reaching the age of 70, the Nominating and Corporate Governance Committee may determine not to accept such resignation, in which case the retiring Director may serve as a Director for one additional year. This process may be repeated for a second year. However, the retiring Director may not continue as a Director for longer than the three-year term for which he or she was elected.

It is the intention of the persons named on the enclosed proxy card to vote “FOR” the election of the persons indicated above to serve as Class II Directors. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Class II Directors, and each other Director of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Class II Directors (Current Directors and Nominees for a Term expiring at the Annual Meeting to be held in 2006)

Independent Directors

William J. Potter† 712 Fifth Avenue New York, NY 10018 Age: 57	Class II Director/Nominee	Current term expires 2006; Director since 1992	Mr. Potter has been Chairman of Robert Meredith & Co. Inc. (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1996 to 2003.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia- Pacific Income Fund, Inc.

Peter D. Sacks‡ 590 King Street West Suite 200 Toronto, Ontario M5V 1M3 Canada Age: 60	Class II Director/Nominee	Current term expires 2006; Director since 1992	Mr. Sacks has been Managing Partner of Toron Capital Markets (investment management) since 1988.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia- Pacific Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Class III Directors (Term expiring at the Annual Meeting to be held in 2007)

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 50	President; Class III Director	Term as Director expires 2007; Director since 2001

Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He has been President of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. since February 2004. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former Investment Manager, from 2000 to 2005. He has been a Director since 1995, and was President from 1995 to October 2005, of Aberdeen Asset Management Inc., the Fund’s administrator.

				2	Aberdeen Asia- Pacific Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Directors

Neville J. Miles†° 73 Union Street Paddington, NSW 2021 Australia Age: 59	Class III Director	Term expires 2007; Director since 1999	Mr. Miles has been Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) since 2004. Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia- Pacific Income Fund, Inc.

Warren C. Smith‡ 1002 Sherbrooke St. West Suite 1600 Montreal, Quebec H3A 3L6 Canada Age: 50	Class III Director	Term expires 2007; Director since 1992	Mr. Smith has been Managing Editor of BCA Publications (financial publications) since 1982.	1

Class I (Term expiring at the Annual Meeting to be held in 2008)

Independent Directors

David L. Elsum, A.M.†‡ c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 68	Class I Director	Term expires 2008; Director since 1992	Mr. Elsum is currently retired. He serves as a non-executive director or adviser to several government and privately owned organizations in Australia.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia- Pacific Income Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
P. Gerald Malone° 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 55	Chairman of the Board; Class I Director	Term expires 2008; Director since 2005	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two London AIM-listed companies (healthcare software) in addition to a privately owned pharmaceutical company. He currently serves as a director of European Growth & Income Trust PLC. He is Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc.	2	Aberdeen Asia-Pacific Income Fund, Inc.

E. Duff Scott° c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 69	Class I Director	Term expires 2008; Director since 1992	Mr. Scott has been Chairman of QLT Inc. (biopharmaceutical company) since 1990.	1

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.
†	Messrs. Elsum, Potter and Miles are members of the Contract Review Committee.
‡	Messrs. Elsum, Sacks and Smith are members of the Audit and Valuation Committee.
°	Messrs. Malone, Miles and Scott are members of the Nominating and Corporate Governance Committee.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that holders of common stock vote “FOR” the election of the Fund’s two nominees as Class II Directors to the Fund’s Board of Directors.

PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

The Fund has outstanding 1,200 shares of Auction Market Preferred Stock, Series W-7, with an aggregate liquidation preference of $30 million.

Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Fund’s Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated Dr. Anton E. Schrafl and Mr. John T. Sheehy to serve as Preferred Directors until the Annual Meeting of Stockholders to be held in 2007 and until their successors are duly elected and qualify. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

As indicated above, the Board of Directors has adopted a retirement policy providing for the retirement of Directors at the age of 70, subject to annual review thereafter by the Nominating and Corporate Governance Committee to determine whether it is then in the best interests of the Fund for the Director to remain on the Board. With respect to Directors representing the holders of preferred stock, the policy provides that an individual shall not be nominated for election as a Preferred Director if such individual shall have attained 70 years of age prior to the election. The policy further provides that, notwithstanding the foregoing, the Nominating and Corporate Governance Committee may nominate as a Preferred Director an individual who shall have attained 70 years of age prior to the election, if the Committee determines, after taking into consideration the nominee’s age, ability to contribute to the Board, experience and institutional knowledge, that the nominee will enhance the Board’s effectiveness and represent the interests of Preferred Stockholders.

It is the intention of the persons named on the enclosed proxy card to vote “FOR” the election of the persons indicated above to serve as Preferred Directors. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Preferred Directors, and their addresses, ages and principal occupations during the past five years, are provided in the table below. Both of the nominees are Independent Directors.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Dr. Anton E. Schrafl Wiesenstrasse 7 CH - 8008 Zurich Switzerland Age: 73	Preferred Stock Director	Current term expires 2006; Director since 1993	Dr. Schrafl has been Chairman of the Board of Dynavest Ltd., (investment management company) since 2002. He was Deputy Chairman of Holcim Limited (global manufacturer and distributor of cement and allied products) from 1985 until 2002.	2	Aberdeen Asia-Pacific Income Fund, Inc.

John T. Sheehy‡ 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 63	Preferred Stock Director	Current term expires 2006; Director since 1992	Mr. Sheehy has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.

*	Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
‡	Mr. Sheehy is a member of the Audit and Valuation Committee.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that holders of preferred stock vote “FOR” the election of the Fund’s two nominees as Preferred Directors to the Fund’s Board of Directors.

PROPOSAL 3: AMENDMENT OF THE FUND’S INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

At a meeting of the Board held on December 13, 2005, the Fund’s Investment Manager and Investment Adviser proposed that the Fund’s principal investment objective, investment policies and investment restrictions be amended to enable the Fund to attain global diversification and broader opportunities for higher yields. The proposal included the following:

1.

The Fund’s principal investment objective would be amended to allow it to invest in fixed income securities, regardless of whether such securities are denominated in “Commonwealth Currencies” (the Australian Dollar, the Canadian Dollar, the New Zealand Dollar, the Pound Sterling or any successor currency). Currently, the Fund’s investment objective is “to provide high current income by investing primarily in fixed-income securities denominated in the Commonwealth Currencies.” References to Commonwealth Currencies are legacies of the

Fund’s prior name “The First Commonwealth Income Fund, Inc.”; removing such references from the Fund’s investment objective will allow the Fund greater flexibility in the selection of its assets and allow it to pursue “high current income” from issuers anywhere in the world. This amendment forms the basis for Proposal 3(A).

2.	In light of the proposal to remove the reference to the Commonwealth Currencies in the Fund’s principal investment objective, the Fund would no longer be subject to the limitation with respect to the use of derivatives to hedge the currency risk associated with the Commonwealth Currencies.

3.	In place of investment limits on issuers from non-Commonwealth countries, the Fund’s investments would be classified in three new categories. Under normal circumstances, at least 60% of the Fund’s total assets would be invested in a portfolio of fixed income securities from issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund will invest at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may only invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. These new classifications permit the Fund to pursue attractive investment opportunities, wherever issued, but ensure that a significant portion of the Fund’s assets would remain in Developed Markets and Investment Grade Developing Markets.

4.	“Developed Markets” are those countries contained in the Citigroup World Government Bond Index, Luxembourg and the Hong Kong Special Administrative Region. As of November 30, 2005, securities of the following countries comprised the Citigroup World Government Bond Index: the United States, Canada, Australia, Japan, Singapore, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, Spain, Denmark, Norway, Poland, Sweden, Switzerland, the United Kingdom and New Zealand. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Service (“Moody’s”) or BBB- by Standard & Poor’s Ratings Group (“S&P”). “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. These classifications are flexible and may be amended to take into account the dynamic positions of countries within the global economy.

5.	The maximum exposure to issuers in any one Developed Market would be up to 25% of the Fund’s total assets. The maximum exposure to issuers in any one Investment Grade Developing Market would be up to 20% of the Fund’s total assets. The maximum exposure to issuers in any one Sub-Investment Grade Developing Market would be up to 15% of the Fund’s total assets. These proposed limits are similar to the Fund’s current investment policy, except the proposed limits feature more nuanced classifications: currently, investment in emerging market countries or currencies is capped at 15% of the Fund’s total assets without regard to the relative stability or credit quality of the market. The new “Investment Grade Developing Market” classification explicitly allows the Fund to take such considerations into account and make slightly more significant investments in Investment Grade Developing Markets. Furthermore, the proposal decouples exposure limits to currencies (described in paragraph 6) from exposure limits to markets. To a certain extent, this would allow the Fund to manage currency risks separately from other risks specific to a particular market.

6.	The maximum exposure to the currency of any one Developed Market would be up to 25% of the Fund’s total assets; provided, however, the Fund may exceed this limitation with respect to the U.S. dollar (1) when investing for temporary defensive purposes, (2) in anticipation of paying a dividend or distribution, or (3) in anticipation of redeeming the AMPS or repaying any then-outstanding borrowings. The maximum exposure to the currency of any one Investment Grade Developing Market would be up to 20% of the Fund’s total assets. The maximum exposure to the currency of any one Sub-Investment Grade Developing Market would be up to 15% of the Fund’s total assets.

7.	In order to allow the Fund greater access to higher yield investments, the Investment Manager and Investment Adviser have proposed that the minimum market value weighted average credit quality of the Fund’s investments (or the issuers of those investments) be rated not less than Baa2 by Moody’s, or BBB by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality. Up to 40% of the Fund’s investments (or the issuers of those investments) would be permitted to be rated below investment grade at the time of investment; that is rated below Baa3 by Moody’s or BBB- by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. This would allow the Fund greater flexibility to choose high-yield investments while consistently maintaining an investment grade average credit quality.

8.	The Investment Manager and Investment Adviser have also proposed to make “non-fundamental” those sections of the investment policies relating to the credit quality of the Fund’s investment policies (see Proposal 3(B)).

9.	In order to allow the Fund to manage more geographically diversified investments, the Investment Manager and Investment Adviser have proposed to allow the Fund to invest in derivatives up to the limits allowed under the 1940 Act. The use of derivatives allows the Fund to manage interest rate risk, credit risk and currency risk and replicate or substitute a particular security. The Fund’s investment policies place limits on the Fund’s use of derivatives.

The entire text of the Fund’s investment objectives, investment policies and investment restrictions as they will read upon amendment is annexed as Appendix A hereto.

Both Proposal 3(A) and Proposal 3(B) require separate stockholder votes. If Proposal 3(A) is approved but Proposal 3(B) is not, then Proposal 3(A) will be implemented and Proposal 3(B) will not, and vice versa. However, the Fund will not implement the other amendments described above relating to the classification of the Fund’s assets as Developing Market, Investment Grade Developing Market and Sub-Investment Grade Developing Market assets, any limits placed on investment in each classification (i.e., paragraphs 1-6 and 9 above) and the proposed concentration policy set forth in Proposal 4(B) unless Proposal 3(A) is approved. The Fund will not implement the amendments described above with respect to credit quality (i.e., paragraphs 7 and 8 above) unless Proposal 3(B) is approved.

PROPOSAL 3(A): AMENDMENT TO THE FUND’S INVESTMENT OBJECTIVE

To be able to take advantage of higher interest rates prevailing in those fixed income markets where securities offer higher yields, to have greater investment flexibility and to attain more global diversification, the Board of Directors has approved, subject to approval by the stockholders, a change in the principal investment objective of the Fund.

It is proposed that the portion of the Fund’s investment objective which now reads:

The Fund’s investment objective is to provide high current income by investing primarily in fixed–income securities denominated in the Commonwealth Currencies.

be amended to read as set forth below:

The Fund’s investment objective is to provide high current income by investing primarily in fixed income securities.

Board Considerations

In considering whether to recommend to stockholders that the Fund’s principal investment objective be amended, the Board took into account that expanding the Fund’s investment in developing market issuers may allow the Fund access to issuers offering interest rates currently significantly higher than prevailing rates in the United States, the Commonwealth countries, or other Developed Markets, and that this could provide a means of improving the Fund’s return. Furthermore, amendment of the principal investment objective would allow the Fund to modify its investment policies to focus on investments the Investment Manager deems attractive, wherever issued and without regard to the currency in which they are denominated, and become more globally diversified. The focus of the current principal investment objective on fixed income securities issued in Commonwealth Currencies is a legacy of the Fund’s prior name “The First Commonwealth Income Fund, Inc.” and no longer reflects the Fund’s global approach to investment.

The Board considered the risks involved as well. Investment in certain fixed income markets, especially in developing markets, may expose the Fund to greater interest rate risk, currency risk, credit risk, political and economic risk and liquidity risk than is currently the case. These risks, as well as risks associated with less transparent accounting and auditing standards and less developed legal systems, can, the Board recognized, increase the likelihood that losses in net asset value more than offset the positive effect of higher yields that may be available in these markets. In addition, the Board noted that the Fund’s total investment return may be expected to become more volatile, and that any leverage taken on by the Fund, including its outstanding AMPS could exacerbate this increased volatility. For further discussion of risks in relation to the types of securities to be held by the Fund if these proposals are approved by stockholders, see Appendix B.

The Board took into account that, under the Fund’s proposed investment policies, a minimum of 60% of the Fund’s total assets would be invested in Developed Markets and Investment Grade Developing Markets and that at least 60% of the Fund’s investments (or issuers of those investments) would be rated not less than Baa3 by Moody’s or BBB- by S&P. It also considered the fact that investors who do not wish to assume the greater risk associated with investment in developing markets would be able to sell their holdings to investors who seek higher yields, while accepting the concomitant increase in risk. In reaching its decision to recommend that stockholders approve the proposed amendment to the Fund’s principal investment objective, the Board determined that such action would be in the best interests of the Fund and the Fund’s stockholders.

The Board of Directors recommends that stockholders vote “FOR” Proposal 3(A).

PROPOSAL 3(B): AMENDMENT TO THE FUND’S INVESTMENT POLICIES RELATING TO CREDIT QUALITY OF INVESTMENTS

The Board has also approved, subject to the approval of the stockholders, amendments to the Fund’s investment policies with respect to the average credit quality of the Fund’s investments and the amount of the Fund’s investments that may be placed in sub-investment grade investments.

The amendments would allow the Fund greater flexibility to pursue higher yield investments. To that end, the Board of Directors has approved, subject to the approval by the stockholders, amending that portion of the Fund’s investment policy which currently reads:

The Fund’s… policies with respect to the credit quality of its assets set forth below… are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding shares of the Common Stock and the Preferred Stock, voting together as a single class, as well as by the holders of a majority of the outstanding shares of the Fund’s Preferred Stock voting as a separate class…. The market value weighted average of the Fund’s investments (or the issuers of those investments) will be rated not less than A2 by Moody’s, or A by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality. Up to 15% of the Fund’s investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody’s or BBB- by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. All of the Fund’s investments (or the issuers of those investments) must be rated, at the time of investment, B3 or better by Moody’s, or B- or better by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality.

to read as set forth below:

The market value weighted average credit quality of the Fund’s investments (or the issuers of those investments) will be rated not less than Baa2 by Moody’s, or BBB by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality. Up to 40% of the Fund’s investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody’s or BBB- by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. All of the Fund’s investments (or the issuers of those investments) must be rated, at the time of investment, B3 or better by Moody’s, or B- or better by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. While the credit quality of each of the Fund’s investments is evaluated at the time of investment, the credit quality of the Fund’s portfolio may be reviewed from time to time and adjusted accordingly.

Board Considerations

Foremost, the Board noted that Proposal 3(B) offers the Fund greater flexibility to respond to changing market circumstances. When the Fund requires higher yields than currently prevailing rates to maintain a high level of current income or it identifies attractive high yield opportunities at any time, the Fund would be able to dedicate a greater proportion of investment to high-yield fixed income securities; this could provide a means of improving the Fund’s return. However, the Board noted that this may expose the Fund to a concomitant greater credit risk and liquidity risk than is currently the case. The higher yields offered by such securities could be outweighed by such increased risks. For a discussion of risks in relation to these proposals, see Appendix B.

The Board considered that, under the Fund’s proposed investment policies, at least 60% of the Fund’s investments (or issuers of those investments) would be rated not less than Baa3 by Moody’s or BBB- by S&P. It also noted that investors who do not wish to assume the greater risk associated with higher yield fixed income securities would be able to sell their holdings to investors who seek higher yields, while accepting the concomitant increase in risk.

If this Proposal 3(B) is approved, the Fund’s investment policies regarding the credit quality of the Fund’s investments would go from being fundamental (i.e., changeable only by vote of the stockholders) to being non-fundamental (i.e., changeable by the Board of Directors without the approval of stockholders). In reaching its decision to recommend that stockholders approve the proposed amendment of the Fund’s investment policies with respect to the credit quality of the Fund’s investments, the Board determined that such action would be in the best interests of the Fund and the Fund’s stockholders.

The Board of Directors recommends that stockholders vote “FOR” Proposal 3(B).

PROPOSALS 4(A) AND 4(B): AMENDMENT OF CERTAIN FUNDAMENTAL

INVESTMENT RESTRICTIONS

What are stockholders being asked to approve?

Section 8(b) of the 1940 Act requires the Fund, and all other investment companies, to adopt policies with respect to certain specific types of activities, including the Fund’s ability to (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. Section 13(a) of the 1940 Act provides that these policies must be “fundamental” policies of the Fund. In addition, the 1940 Act permits, but does not require, the Fund to designate any other of its investment policies as “fundamental” policies. Investment policies that are required to be “fundamental” or that are designated by the Fund as “fundamental” (referred to in this Proposal as “fundamental investment restrictions”) may only be modified or eliminated with the approval of a majority the outstanding voting securities of the Fund (as defined in the 1940 Act). In contrast, policies or restrictions that are non-fundamental may be modified or eliminated by action of the Fund’s Board of Directors, without separate stockholder action.

Certain of the Fund’s current fundamental investment restrictions were adopted in response to state regulations which are no longer applicable as a result of the adoption of the National Securities Markets Improvement Act of 1996 (“NSMIA”). The Fund is no longer required to have any fundamental investment restrictions that were formerly required by state regulations made inapplicable by NSMIA.

In light of the recommendation of the Investment Manager and Investment Adviser with respect to the Fund’s investment objective and policies, the Board of Directors has reviewed the Fund’s current fundamental investment restrictions and has recommended that certain of these restrictions be amended in order to simplify and modernize the restrictions to take advantage of current law and interpretative guidance and to increase the investment flexibility of the Fund.

Why are stockholders being asked to approve changes to the Fund’s investment restrictions?

As more fully discussed in Proposals 4(A) and 4(B) below, certain of the Fund’s fundamental investment restrictions are more prohibitive than state law, the 1940 Act, the rules and regulations under the 1940 Act and applicable guidance issued by the Securities and Exchange Commission (“SEC”) and its staff otherwise require, thereby limiting investment strategies and potentially resulting in operating inefficiencies and costs. The proposed changes are intended to provide the Fund with the maximum investment authority to engage in the types of activities consistent with current law and interpretative guidance and with the Fund’s amended investment objectives and investment policies, if approved by stockholders (see Proposal 3). The proposed amended investment restrictions are designed to provide the Fund with the maximum possible amount of flexibility to track any future changes in the 1940 Act and applicable underlying interpretations and guidance, without requiring the Fund to incur the additional expense and time necessary to seek stockholder approval of those changes. It is important to note that, in several instances, the activities covered by an amended investment restriction will continue to be limited by requirements of the Fund’s Articles of Amendment and Restatement for so long as the AMPS are outstanding and rated by a nationally recognized statistical ratings organization, such as Moody’s or S&P.

Due to these and other factors, the Board recommends that stockholders approve the proposed changes to two of the Fund’s fundamental investment restrictions discussed below. In reaching its decision to recommend that stockholders approve such changes, the Board determined that such action would be in the best interests of the Fund and the Fund’s stockholders.

Each of the proposed revised fundamental investment restrictions, the current corresponding fundamental investment restriction, and a discussion of the rationale for each suggested change, is provided below in Proposals 4(A) and 4(B).

What effect will the proposed changes to the Fund’s investment restrictions have on the Fund?

Although this Proposal is intended to provide greater flexibility in managing the Fund’s portfolio, the Fund will continue to be managed subject to (1) the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, (2) the Fund’s investment objectives and policies as then in effect, and (3) the limitations included in the Fund’s Articles of Amendment and Restatement. As a result, the Investment Manager and the Investment Adviser believe that the proposed changes to the fundamental investment restrictions will not, individually or in the aggregate, materially affect the investment risk currently associated with the Fund.

What will happen in the event that both of the Proposals are approved by the Fund’s stockholders?

Proposal 4(A), borrowing, if approved by stockholders, will take effect regardless of whether or not Proposals 3(A) and 3(B) or Proposal 4(B) is approved by stockholders. Proposal 4(B), concentration, will only take effect if Proposal 3(A) is approved by stockholders. In the event that Proposal 3(A) is not approved by stockholders, the fundamental investment restriction regarding the concentration of investments will remain unchanged.

PROPOSAL 4(A): BORROWING

Current Fundamental Investment Restriction:    The Fund’s current fundamental investment restriction regarding borrowing provides:

The Fund may not borrow money, or pledge, hypothecate, mortgage or otherwise encumber its assets, except that the Fund may borrow for temporary or emergency purposes, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For the purposes of this restriction, collateral arrangements with respect to transactions in options on foreign currencies and forward contracts are not deemed a pledge of assets or the issuance of a senior security.

Proposed New Fundamental Investment Restriction:    If the proposed amendment is approved by stockholders, the Fund’s fundamental investment restriction regarding borrowing would provide:

The Fund will not borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification

Unless further restricted, all investment companies are limited by the 1940 Act in the amount they may borrow. At the present time, the 1940 Act permits a fund to borrow from banks in an amount up to 33 1/3% of the fund’s assets, including the amount borrowed. Under Section 18 of the 1940 Act, senior securities that represent indebtedness must have an asset coverage of at least 300% (e.g., for every $1 borrowed, $3 of asset cover needs to be maintained.) The proposed restriction would permit the Fund to borrow to the fullest extent permitted by the 1940 Act. Therefore, no further Board or stockholder actions would be needed to adjust the Fund’s restriction on borrowing if the 1940 Act or interpretations of the 1940 Act governing borrowing investment companies change.

Regardless of any change to the investment restriction on borrowing approved by stockholders, the Fund’s ability to borrow will be limited as long as there are AMPS outstanding. In this regard, Article XII, Section 6(d) of the Fund’s Articles of Amendment and Restatement provides that, for as long as any shares of AMPS are outstanding, the Fund may not borrow money, provided, however, that the Fund may, without such approval, borrow money for temporary or emergency purposes or for the clearance of transactions, in an aggregate amount not to exceed the lesser of $10,000,000 or 10% of the aggregate liquidation preference of the shares of AMPS outstanding at any one time. As of October 31, 2005, this provision of the Fund’s Articles of Amendment and Restatement effectively limited the Fund’s borrowings to $3,000,000.

The 300% asset coverage required for Fund borrowings is separate from the 200% asset coverage required for stock, such as the Fund’s AMPS. Therefore, separate asset coverage is needed for indebtedness and for stock. This further limits the Fund’s ability to borrow while any AMPS are outstanding, since any assets that serve as coverage for the AMPS cannot serve as coverage for any borrowing and vice versa.

Since any borrowing by the Fund is a form of leverage, the Fund may be subject to the risk that if the securities held by the Fund decline in value while such loans are outstanding, the Fund’s net asset value will decline in value by more than the decline in the value of the securities. Thus, borrowing may exaggerate the positive and negative effects of market, interest rate and currency fluctuations on the Fund’s net asset value.

Historically, the Fund has also been restricted from pledging, mortgaging and hypothecating its assets. This restriction was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and is proposed to be eliminated from the Fund’s fundamental investment restrictions.

The Board of Directors recommends that stockholders vote “FOR” Proposal 4(A).

PROPOSAL 4(B): CONCENTRATION

Current Fundamental Investment Restriction:    The Fund’s current fundamental restriction regarding concentration of investments provides:

The Fund may not purchase any security (except as provided below) if as a result more than 25% of the total value of its assets would then be invested in securities of issuers in a particular industry, except that the Fund will, under normal circumstances, invest more than 25% of its assets in securities issued or guaranteed by the governments, territories, provinces or states of Australia, Canada, New Zealand and the United Kingdom (and their instrumentalities and agencies, including government-owned entities) or repurchase agreements with respect thereto. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (or repurchase agreements with respect thereto).

Proposed New Fundamental Investment Restriction:    If the proposed amendment is approved by stockholders, the Fund’s fundamental investment restriction regarding concentration of investments would provide:

The Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time. This limitation will not apply to the Fund’s investments in, among other things, (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)).

Discussion of Proposed Modification

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investments of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Fund’s current fundamental investment restriction pertaining to concentration was originally adopted to permit the Fund to invest at least 65% of its total assets in securities denominated in the Commonwealth Currencies. If Proposal 3(A) is approved by stockholders, the Fund would be permitted to invest less than 25% of its assets in “securities issued or guaranteed by the governments, territories, provinces or states of Australia, Canada, New Zealand and the United Kingdom,” and the current investment restriction regarding concentration would no longer be necessary. A vote on the change in the policy for the Fund would be a change in policy from “concentrated” to “non-concentrated.”

In implementing this change to a “non-concentrated” fundamental investment policy, it is important to note that a significant portion of securities denominated in the Commonwealth Currencies will still need to be maintained in order to meet the requirements set forth in the Articles of Amendment and Restatement regarding Eligible Portfolio Property which serves as asset coverage for the AMPS. The Fund will not be able to move away entirely from the current concentrated investment policy until Moody’s and S&P, the current rating agencies of the AMPS, approve an amendment to the definition of “Eligible Portfolio Property” in Article XII, Section 1(a), of the Articles of Amendment and Restatement, and the types of currency and securities that compose such Eligible Portfolio Property. The Fund will seek approval from S&P and Moody’s regarding the amendment of the definition of Eligible Portfolio Property promptly upon receiving stockholder approval of this Proposal 4(B) and Proposal 3(A). However, there can be no assurance that S&P and Moody’s will amend the definition of Eligible Portfolio Property as requested or will do so on any timetable requested by the Fund.

The Board of Directors recommends that stockholders vote “FOR” Proposal 4(B).

PROPOSALS 5(A) AND 5(B): AMENDMENT OF MANAGEMENT AGREEMENT AND

INVESTMENT ADVISORY AGREEMENT

Background regarding Management Agreement and Investment Advisory Agreement

The Fund’s current Management Agreement and Investment Advisory Agreement (“Agreements”) were initially approved by the Board of Directors on December 11, 2003, and are dated as of March 8, 2004. Continuation of each of the Agreements was most recently approved unanimously by the Fund’s Board of Directors, and by the Fund’s Independent Directors voting separately, at a meeting held December 13, 2005. See “Considerations in Approving Renewal of the Agreements” below.

Upon the organization of the Fund in 1985, EquitiLink International Management Limited, an Australian corporation (“EIML”), served as the Fund’s investment manager, and EquitiLink Australia Limited, an Australian corporation (“EAL”), served as the Fund’s investment adviser. In December 2000, Aberdeen Asset Management PLC, a United Kingdom corporation (“Aberdeen PLC”), acquired the business of EIML and EAL, which continued to serve as the investment manager and investment adviser, respectively, of the Fund. In connection with this acquisition, EIML entered into a new management agreement with the Fund, and EAL and EIML entered into a new investment advisory agreement with the Fund. Each of such agreements was approved by the Fund’s Board of Directors and separately by a majority of the Fund’s Independent Directors, and subsequently on November 30, 2000, by the Fund’s stockholders. Following this acquisition, the name of EIML was changed to Aberdeen Asset Managers (C.I.) Limited (“AAMCIL”) and the name of EAL was changed to Aberdeen Asset Management Asia Limited (“AAML”). In December 2003, the Board of Directors approved the transfer by AAMCIL to Aberdeen Asset Management Asia Limited (“AAMAL”, an affiliate of AAMCIL), of the rights and obligations of AAMCIL under the management agreement and the investment advisory agreement entered into in December 2000. This transfer was effected pursuant to the current Management and Advisory Agreement, both dated as of March 8, 2004. Prior to becoming the Fund’s Investment Manager, AAMAL and its personnel had been providing portfolio management, research and trading services to the Fund pursuant to a Memorandum of Understanding with AAMCIL and AAML. This transfer was not intended to, and did not result in, any change in the fundamental investment processes, investment strategies or investment techniques employed by portfolio managers and investment professionals in providing investment advisory services to the Fund, and did not result in any change in the terms of the Fund’s management and advisory agreements, other than in the name of the investment manager.

Reasons for Proposed Amendment to Agreements

At the December 13, 2005 Board meeting, the Directors determined to seek stockholder approval for an amendment to the Fund’s fundamental investment restriction limiting borrowing (Proposal 4(A)), in order to give the Fund broader borrowing authority. In connection with this proposed amendment to the Fund’s investment restriction limiting borrowing, the Board of Directors determined, at a meeting held on January 12, 2006, that, as currently formulated, the language for calculating the fees paid by the Fund to the Investment Manager, and by the Investment Manager to the Investment Adviser, might not be broad enough to permit those fees to be based on all the Fund’s assets, including borrowings, under management by the Investment Manager and Investment Adviser. The current fee formulation provides that fees shall be based on the Fund’s net assets “applicable to shares of common stock and shares of preferred stock.” This term would not normally include proceeds of borrowings, even when the proceeds are used for investment purposes.

In addition, the section regarding the fee in the Management Agreement currently provides that the portion of the fee which is equal to the percentage of the Fund’s net assets denominated in the individual Commonwealth Currencies shall be paid to the Investment Manager in certain of the Commonwealth Currencies. It is proposed that, in order to accommodate more global diversification, this section of the Management Agreement be amended to provide that the Board may determine, from time to time, the currency or currencies in which the management fee shall be paid.

Board Considerations

The Board of Directors noted that the proceeds of any borrowings used for investment purposes would increase the amount of Fund assets for which the Investment Manager and Investment Adviser would be expected to provide services to the Fund. In addition to being attentive to the various technical concerns in dealing with borrowings, the Board of Directors noted that the Investment Manager and Investment Adviser would be responsible for identifying additional investment opportunities for the proceeds of these borrowings and for managing the additional investments. The Board of Directors also determined that the original formulation of the fee language in the Agreements was designed to compensate the Investment Manager and Investment Adviser on the basis of the amount of assets as to which they make investment decisions. The Board of Directors noted that it had determined to seek stockholder approval to permit the Fund to broaden the Fund’s authority to borrow, and that this action had been determined to be in the best interests of the Fund and the Fund’s stockholders (see Proposal 3). In the view of the Board of Directors, it would not be appropriate to take actions that increase assets which the Investment Manager and Investment Adviser are obliged by the Agreements to manage without providing proportional additional compensation. The Board of Directors, including the Independent Directors voting separately, unanimously determined to recommend that stockholders approve a change in the fee calculation provision of each Agreement to clarify that fees to the Investment Manager and Investment Adviser will be based on all assets under management, including the proceeds of any borrowing used for investment. In reaching its decision to recommend that stockholders approve the proposed amendment to the Agreements, the Board determined that such action would be in the best interests of the Fund and the Fund’s stockholders.

Current Fee Structure.     The Fund pays the Investment Manager a fee in accordance with the terms of the Management Agreement, and the Investment Manager pays the Investment Adviser out of that fee. The Fund does not pay a separate fee to the Investment Adviser. The current fee language in each of the Agreements is as follows:

Management Agreement

The Fund will pay the Investment Manager a fee at the annual rate of 0.65% of the Fund’s average weekly net assets applicable to shares of common stock and shares of preferred stock up to $200 million, 0.60% of such amounts between $200 million and $500 million and 0.55% of such assets in excess of $500 million, computed based upon net asset value applicable to shares of common stock and shares of preferred stock determined weekly and payable on the first business day of each calendar month it being understood that the portion of the fee which is equal to the percentage of the Fund’s net assets, measured at the end of each week, held in securities (or cash) denominated in the currencies of Australia and New Zealand, Canada, and the United Kingdom shall be paid to the Investment Manager in, respectively, the currencies of Australia, Canada and the United Kingdom. For the purpose of determining the fees payable to the Investment Manager hereunder, the value of the Fund’s net assets shall be computed initially at the times and in the manner specified in the Fund’s registration statement on Form N-2, as such times and manner may be amended from time to time by action of the Fund’s Board.

Investment Advisory Agreement

For the services rendered to the Investment Manager under Section 1.1 [of the Investment Advisory Agreement], the Investment Manager will pay the Investment Adviser a fee computed at the annual rate of 0.15% of the Fund’s average weekly net assets, computed based upon net asset value applicable to shares of common stock and shares of preferred stock determined weekly and payable on the first business day of each calendar month.

. . . .

For the services rendered to the Investment Manager under Section 1.3 [of the Investment Advisory Agreement], the Investment Manager will pay the Investment Adviser a fee computed at the annual rate of up to 0.10% of the Fund’s average weekly net assets computed based upon net asset value applicable to shares of common stock and shares of preferred stock determined weekly and payable on the first business day of each calendar month; it being understood that any such fee shall be reduced by the amount, if any, that the Investment Manager may pay other entities for rendering any of the services contemplated by Section 1.3 [of the Investment Advisory Agreement].

Proposed New Fee Structure.    The proposed fee language for each of the Agreements is as follows:

Management Agreement

The Fund will pay the Investment Manager a fee at the annual rate of 0.65% of the Fund’s average weekly Managed Assets (as hereinafter defined) up to $200 million, 0.60% of Managed Assets between $200 million and $500 million and 0.55% of Managed Assets in excess of $500 million, computed based upon Managed Assets determined weekly and payable on the first business day of each calendar month. The Board of Directors may determine, from time to time, the currency or currencies in which the management fee shall be paid. As used in this Agreement, “Managed Assets” shall mean net assets plus the amount of any borrowings for investment purposes. For the purpose of determining the fees payable to the Investment Manager hereunder, the value of the Fund’s Managed Assets shall be computed initially at the times and in the manner specified in the Fund’s registration statement on Form N-2, as such times and manner may be amended from time to time by action of the Fund’s Board.

Investment Advisory Agreement

For the services rendered to the Investment Manager under Section 1.1 [of the Investment Advisory Agreement], the Investment Manager will pay the Investment Adviser a fee computed at the annual rate of 0.15% of the Fund’s average weekly Managed Assets (as hereinafter defined), computed based upon the value of the Managed Assets determined weekly and payable on the first business day of each calendar month. As used in this Agreement, “Managed Assets” shall mean net assets plus the amount of any borrowings for investment purposes.

. . . .

For the services rendered to the Investment Manager under Section 1.3 [of the Investment Advisory Agreement], the Investment Manager will pay the Investment Adviser a fee computed at the annual rate of up to 0.10% of the Fund’s average weekly Managed Assets computed based upon the value of the Managed Assets determined weekly and payable on the first business day of each calendar month; it being understood that any such fee shall be reduced by the amount, if any, that the Investment Manager may pay other entities for rendering any of the services contemplated by Section 1.3 [of the Investment Advisory Agreement].

Effect of Proposed Change in Fee Structure on Fees to be Paid

If the proposed change in the fee language of the Agreements had been in effect during the Fund’s most recently completed fiscal year, there would have been no change in the fees paid by the Fund to the Investment Manager or in fees paid by the Investment Manager to the Investment Adviser. There will be no change in the fees payable to either the Investment Manager or the Investment Adviser unless or until action is taken that increases the Fund’s assets under management through borrowing, and the Board of Directors at an in-person meeting approves the proposed amendments to the Agreements. If the amount of the Fund’s assets under management increases through borrowing, this will result in an increase in the amount of the fees payable by the Fund under the Management Agreement. However, the net impact on fees would depend on the net increase in Fund assets that would result from such borrowing, which cannot now be predicted. In accordance with the terms of the Agreements, the Fund only pays a fee to the Investment Manager. As the amount of the Fund’s assets under management increases, the rate of the fee under the Management Agreement is reduced. As indicated above, the terms of the current Management Agreement, and the terms of the proposed amendment to the Management Agreement, provide for breakpoints at higher asset levels. Because of these breakpoints, an increase in assets under management will increase the dollar value of fees paid by the Fund under the Management Agreement, but would reduce those fees as a percentage of Fund assets, and thus, as a per share cost.

Considerations in Approving Renewal of the Agreements

In December 2005, at an in-person meeting, the Board of Directors, including all of the Independent Directors, considered and approved the renewal of the Agreements for an additional term of twelve months. At this meeting, the Directors reviewed an extensive report prepared by the Investment Manager and the Investment Adviser (collectively, the “Advisers”) in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive session with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers. In approving (or in the case of the Committee, recommending) the renewal of the Agreements, the Committee, the Independent Directors and the entire Board of Directors concluded that:

•	The annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a comparison group consisting of an eight-fund category of closed-end global income funds compiled by Lipper Inc. at the request of the Fund (the “Peer Group”), including Aberdeen Asia-Pacific Income Fund, Inc., another U.S. closed-end fund managed by the Investment Manager (“FAX”), and was below the weighted average fee of six funds within the Peer Group. The Board assumed that the Lipper compilation of funds represented a reasonably comparable group and that the compilation provided a reasonably reliable general indication of relative fees. Additionally, the Board noted that the Fund’s effective management fee rate of 0.65% was higher than the annual fee rate of 0.57% paid to the Investment Manager by a non-U.S. fund listed on the Toronto Stock Exchange. However, the Board determined that this disparity was reasonable due to the lower complexity of that fund, which does not have a global investment mandate and is not subject to the same diversification requirements.

•	They were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee, the Independent Directors and the Board reviewed, among other things, the Advisers’ investment experience, including the positive growth and development of their Far East operations as well as the Aberdeen Group’s global activities, especially in North America, the emerging markets and Australia. The Committee, the Independent Directors and the Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee also received and considered a report from the Chief Executive of Aberdeen Asset Management PLC in regard to, among other matters, the financial capacity of the Advisers’ parent company to support the services provided by its subsidiaries to the Fund and the strengthening of the parent company’s balance sheet during the last year. The Committee, the Independent Directors and the Board also considered the background and experience of the Advisers’ senior management and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund.

•	The Fund experienced above-average investment performance as compared to the funds within a the Peer Group (ranking third out of eight for the year ended October 31, 2005 and first out of eight for the year ended October 31, 2004). The Committee, the Independent Directors and the Board received and considered information regarding the Fund’s total return in US dollar terms for each of the last five fiscal years on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information during the same period and the impact of foreign currency movements on the Fund’s performance in US dollar terms. The Committee, the Independent Directors and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of each of the Funds included in the Peer Group. The Committee, the Independent Directors and the Board further reviewed the impact of the Fund’s preferred stock on the returns to shareholders, and information as to the Fund’s discount/premium ranking relative to the Peer Group for the one, two, five and seven year periods ended October 31, 2005.

•

The Fund’s expense ratio of 1.961% for the fiscal year ended October 31, 2004 was the highest compared to a selected group of funds of relatively comparable asset size within the Peer Group; however, the Committee, the

Independent Directors and the Board noted that the Fund’s expense ratio was high due to the fact that many of the Fund’s expenses are fixed while the asset base of the Fund against which those expenses are charged is relatively small, and that the Fund’s size was the smallest within the comparison group.

•	Any potential economies of scale were being shared between the Fund and the Advisers in an appropriate manner. This determination was based on factors including that the Fund’s management fee schedule provided significant breakpoints at higher asset levels, and that profitability of the Investment Manager and the Investment Adviser were determined to be reasonable based upon the Board’s review of the peer group data and other information provided to the Board.

•	In light of the costs of providing investment management and advisory services to the Fund, the profits that the Advisers received, individually and on an aggregate basis (based on certain pro forma estimates) with respect to providing investment management and advisory services to the Fund were reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable.

As noted above, the Board reviewed detailed materials received from the Advisers as part of the renewal process. The Board also regularly reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of the Advisers at least in each of its regular quarterly meetings, which include, among other things, a portfolio review and Fund performance reports.

In considering the Agreements, the Committee, the Independent Directors and the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances. After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Committee, the Independent Directors and the Board concluded that approval of the renewal of the Agreements was in the best interest of the Fund and its stockholders. Accordingly, the Board, and the Independent Directors voting separately, unanimously approved the renewal of the Agreements.

The Board of Directors recommends that stockholders vote “FOR” Proposals 5(A) and 5(B).

FURTHER INFORMATION ABOUT THE AGREEMENTS

It is not proposed that any other provisions of the Agreements be changed. If the proposed amendments are approved, all other provisions of the respective Agreements, including the continuation of the current term through December 22, 2006, will remain unchanged. In the event that stockholder approval for Proposals 5(A) and/or 5(B) is not obtained, all current terms of the respective Agreements as approved by the Directors in December 2005 will continue in effect.

The terms of each Agreement, other than the fee provisions described above, are described generally as follows:

The Management Agreement

The Management Agreement provides that the Investment Manager will manage the Fund’s investments, in accordance with the Fund’s stated investment objective, policies and limitations and subject to the supervision of the Board of Directors. The Investment Manager will make investment decisions on behalf of the Fund including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Management Agreement authorizes the Investment Manager, at its own expense, to retain others to assist in performing its obligations, subject to compliance with applicable legal requirements.

The Management Agreement also provides that the Investment Manager agrees to pay the salaries and expenses of all of its personnel and all expenses incurred by it arising out of its duties under the Management Agreement. The Fund bears its own expenses, as specified in the Management Agreement. In addition, certain expenses incurred by the Investment Manager’s employees who serve as officers and directors of the Fund may be reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses. In return for the services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager fees at the following annual rates, computed based upon net asset value determined weekly and payable on the first business day of each calendar month: 0.65% of the Fund’s average weekly net assets applicable to shares of common stock and shares of preferred stock up to $200 million, 0.60% of such amounts between $200 million and $500 million and 0.55% of such assets in excess of $500 million. Proposal 5(A) above, seeks to expand this fee provision so that it would apply to all the Fund’s assets under management, including borrowings.

The Management Agreement had an initial term through December 22, 2004, with continuation thereafter subject to yearly approval by the Board of Directors or Fund stockholders, as well as by the Fund’s Independent Directors. The Management Agreement may be terminated at any time, without payment of penalty, on 60 days’ written notice, by the Board of Directors or by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Investment Manager upon 90 days’ written notice. The Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Management Agreement provides that the Investment Manager is not liable for any error of judgment or any loss suffered by the Fund, in connection with matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (subject to applicable legal limits) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under the Management Agreement.

The Management Agreement provides that the Investment Manager and its affiliates may provide similar services to other funds and clients and may engage in other activities. It also provides that investment opportunities shall be allocated among the Fund and other clients in a fair and equitable manner.

During the fiscal year ended October 31, 2005, the fees paid to the Investment Manager by the Fund amounted to $1,051,305.

The Investment Advisory Agreement

The Investment Advisory Agreement provides that the Investment Adviser will: (i) make recommendations to the Investment Manager as to the overall structure of the Fund’s portfolio, including asset allocation advice and general advice on investment strategy relating to the Fund’s overall investment objectives, and (ii) make recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund, and provide or obtain related research and statistical data. For these services, the Investment Adviser receives a fee from the Investment Manager computed at the annual rate of: (i) 0.15% and (ii) 0.10% respectively (for an aggregate fee of 0.25%), of the Fund’s average weekly net assets, computed based upon net asset value applicable to shares of common stock and shares of preferred stock determined weekly and payable on the first business day of each calendar month. Proposal 5(B) above, seeks to expand this fee provision so that it would apply to all the Fund’s assets under management, including borrowings.

The Investment Advisory Agreement also provides that the Investment Adviser agrees to pay the salaries and expenses of all of its personnel and all expenses incurred by it arising out of its duties under the Investment Advisory Agreement. However, certain expenses incurred by the Investment Adviser’s employees who serve as officers and directors of the Fund may be reimbursed by the Fund under the Fund’s policy governing reimbursement of Fund-related expenses.

During the fiscal year ended October 31, 2005, the fees paid to the Investment Adviser by the Investment Manager with respect to the Fund amounted to $403,412.

The provisions of the Investment Advisory Agreement regarding liability, non-exclusivity of services, allocation of investment opportunities, duration and termination are comparable to those of the Management Agreement.

Investment Manager and Investment Adviser

Aberdeen Asset Management Asia Limited serves as Investment Manager to the Fund and Aberdeen Asset Management Limited serves as Investment Adviser to the Fund, pursuant to a Management Agreement dated as of March 8, 2004 and an Investment Advisory Agreement dated as of March 8, 2004, respectively. The Investment Manager is a Singapore corporation incorporated in 1991. The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Adviser is an Australian corporation, which is a wholly-owned subsidiary of Aberdeen Asset Management Holdings Limited (“AAMHL”), an Australian corporation. AAMHL is a wholly-owned subsidiary of the Investment Manager. The registered offices of the Investment Adviser and AAMHL are located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC, a United Kingdom corporation. The registered offices of Aberdeen Asset Management PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG.

Principal Executive Officers and Directors of the Investment Manager and the Investment Adviser

Information concerning the principal executive officers and directors of the Investment Manager and the Investment Adviser is as follows:

Investment Manager

Name and Address	Position with Investment Manager	Principal Occupation
Hugh Young Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Managing Director	Managing Director of Investment Manager

Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen Scotland AB10 1YG	Director	Chief Executive Officer and Director of Aberdeen Asset Management PLC

Chong Yoon-Chou Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director	Director of Investment Manager

Peter Hames Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director	Director of Investment Manager

Graeme Sinclair Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director	Director of Investment Manager

Cheok Corinne Yu-Lin Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director	Director of Investment Manager

Name and Address	Position with Investment Manager	Principal Occupation
Low Hon-Yu Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director	Director of Investment Manager

Patrick Corfe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director	Director of Investment Manager

Derek Fulton Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director	Director of Investment Manager

Nicholas Hadow Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Director	Director of Investment Manager

Investment Adviser

Name and Address	Position with Investment Adviser	Principal Occupation
Hugh Young Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Managing Director	Managing Director of Investment Manager

Charles D. Macrae Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia	Director—Operations	Director of Investment Adviser

Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen Scotland AB10 1YG	Director	Chief Executive Officer and Director of Aberdeen Asset Management PLC

Name and Address	Position with Investment Adviser	Principal Occupation
Augustine Mark Daniels Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia	Director	Director of Investment Adviser

Neil Hegarty Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia	Director—Sales and Marketing	Director—Sales and Marketing of Investment Adviser

Low Hon-Yu Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480	Finance Director	Director of Investment Manager

Fees to other affiliates

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, serves as the Fund’s administrator and also provides investor relations services to the Fund. AAMI is a Delaware corporation with its office located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103.

Pursuant to an administration agreement with the Fund (“Administration Agreement”), AAMI receives a fee at an annual rate of 0.15% of the Fund’s average weekly net assets of both common and preferred stockholders. At the meeting of the Board of Directors held on January 12, 2006, the entire Board, and the Independent Directors voting separately, determined that if the Fund’s stockholders vote to approve the proposed amendments to the fees payable to the Advisers under the respective Agreements, the Fund will amend the Administration Agreement to provide that the administration fee payable to AAMI will be similarly computed based upon all assets under management, including the proceeds of any borrowing used for investment. Pursuant to an investor relations services agreement with the Fund, AAMI receives a monthly retainer of $4,000, plus out-of-pocket expenses.

During the fiscal year ended October 31, 2005, the Fund paid fees of $242,609 and incurred fees of $49,582 to AAMI for its services as the Fund’s Administrator and investor relations services provider, respectively. AAMI will continue to provide administration and investor relations services to the Fund after approval of the amendments to the Management Agreement and Investment Advisory Agreement.

Relationship of Officers with the Investment Manager and the Investment Adviser

Mr. Martin Gilbert, the President of the Fund, also serves as a Director of the Investment Manager, a Director of the Investment Adviser, and as the Chief Executive and an Executive Director of Aberdeen Asset Management PLC. Mr. Christian Pittard, the Treasurer and an Assistant Secretary of the Fund, is also a member of the Executive Management Committee of Aberdeen Asset Management PLC. Mr. Derek Fulton, a Vice President of the Fund, also serves as a Director of the Investment Manager. Messrs. Gilbert, Pittard and Fulton are also stockholders of Aberdeen Asset Management PLC.

Messrs. Martin Gilbert, Christian Pittard, James Capezzuto and Alan Goodson, who serve as officers of the Fund, are also directors and/or officers of AAMI. See “Further Information Regarding Directors and Officers” for further information.

Comparative Fee Information

The Investment Manager also serves as the investment manager to Aberdeen Asia-Pacific Income Fund, Inc., a U.S. registered closed-end management investment company, listed on the American Stock Exchange, having a similar investment objective to that of the Fund. Information with respect to this fund is set forth below:

Name of Fund	Objective	Fee Rate	Net Assets*
Aberdeen Asia-Pacific Income Fund, Inc.	The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.	0.65% of average weekly total net assets of common and preferred stockholders up to $200 million; 0.60% of such assets between $200 million and $500 million; 0.55% of such assets between $500 million and $900 million; 0.50% of such assets between $900 million and $1.75 billion; and 0.45% of such assets in excess of $1.75 billion.	$2,344,824,673*

*	As of October 31, 2005.

PROPOSAL 6: AMENDMENT AND RESTATEMENT OF THE FUND’S CHARTER

At the Fund’s Annual Meeting of Stockholders held on April 15, 2003, stockholders approved the Fund’s Articles of Amendment and Restatement, which were subsequently filed with the Maryland Department of Assessments and Taxation on April 23, 2003. The Articles of Amendment and Restatement (1) restated all of the provisions of the Fund’s Articles of Incorporation, various Articles of Amendment, and various Articles Supplementary (collectively, the “Articles”); (2) consolidated the separate Articles into a single document; and (3) amended certain provisions of the Articles relating to the Fund’s AMPS.

The Fund’s Board is now requesting that stockholders approve a proposal that the Fund’s Articles of Amendment and Restatement be (1) further amended to (a) clarify that references to Moody’s and S&P in Article XII, Sections 2 through 10 of the Articles of Amendment and Restatement apply only so long as Moody’s or S&P, respectively, is providing a rating on the Fund’s AMPS, (b) allow the Fund to select successor or alternative nationally recognized statistical rating organizations to provide ratings with respect to the AMPS (“Alternative Rating Agencies”), and (c) replace all references to the term “Quarterly Surprise Valuation Date” in the Articles of Amendment and Restatement with references to the term “Annual Valuation Date”; and (2) restated to account for all of the amendments listed above and any other actions that were taken by the Board since April 2003 with respect to the defined terms in Section 1(a) of Article XII of the Articles of Amendment and Restatement (“Proposed Amendment and Restatement”).

The full text of the Proposed Amendment and Restatement, including the amendments described below, is annexed as Appendix C. This Appendix has been marked to indicate changes from the Articles as currently in effect. If this Proposal 6 is approved, the Fund will file for record with the State Department of Assessments and Taxation of Maryland the Proposed Amendment and Restatement in the form of Articles of Amendment and Restatement.

Unless the context otherwise requires or indicates, the capitalized terms used but not defined in the discussion below will have the meaning ascribed to those terms in the Proposed Amendment and Restatement. The discussion below is qualified in its entirety by reference to the Proposed Amendment and Restatement included as Appendix C.

Amending the Meanings of Certain Defined Terms in the Articles of Amendment and Restatement

Article XII, Section 1(a) of the Fund’s Articles of Amendment and Restatement currently sets out definitions for terms used throughout Article XII of the Articles of Amendment and Restatement. Article XII, Section 1(b) of the Articles of Amendment and Restatement gives the Board of Directors of the Fund the authority to “adjust, modify, alter or change from time to time the [definitions in Article XII, Section 1(a)] and to add additional definitions or delete definitions” if, where relevant to the Ratings provided by Moody’s and S&P, such Rating Agency advises the Fund in writing that the proposed adjustment, modification, alteration, change, addition or deletion will not adversely affect its then-current Rating on the AMPS.

In order to clarify that references to Moody’s and S&P in Article XII, Section 1(a) of the Articles of Amendment and Restatement apply only so long as Moody’s or S&P, respectively, is providing a Rating on the AMPS and to allow for the possibility of Alternative Rating Agencies providing Ratings with respect to the AMPS, the Board has determined to amend the following definitions included in Article XII, Section 1(a):

•	“AA” Composite Commercial Paper Rate;
•	AMPS Basic Maintenance Amount;
•	Eligible Portfolio Property;
•	Moody’s;
•	Non-Payment Period Rate;
•	Pricing Service;
•	Rating;
•	Rating Agencies; and
•	S&P.

To allow the Fund to select one or more Alternative Rating Agencies to provide Ratings with respect to the AMPS, the Proposed Amendment and Restatement includes an amended version of the definition of the terms “Substitute Rating Agency” and “Substitute Rating Agencies.” Currently, those terms are defined as follows:

“Substitute Rating Agency” and “Substitute Rating Agencies” which mean a nationally recognized securities rating agency or two nationally recognized securities rating agencies, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its affiliate or successor, in consultation with the Corporation, to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of AMPS. (emphasis added)

The corresponding defined terms in the Proposed Amendment and Restatement reflect the deletion of the italicized text shown above, thus allowing the Fund, rather than Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its affiliate or successor, to select a nationally recognized securities rating agency to determine the credit ratings of the shares of AMPS.

The Board of Directors has made an amendment to the definition of the term “Short Term Money Market Instruments” to include standby letters of credit or other similar instruments issued by any depository institution, the deposits of which are insured by the Federal Deposit Insurance Corporation (“FDIC”) or the Savings Association Insurance Fund, administered by the FDIC. The reference to the Federal Savings and Loan Insurance Corporation (“FSLIC”) has also been removed because the FSLIC was abolished as part of the Financial Institutions Reform, Recovery and Enforcement Act of 1989.

To reflect changes to the identities of the Fund’s service providers since April 2003, or the way particular service providers are described, the Board of Directors has also determined to amend the following definitions included in Article XII, Section 1(a):

•	Administrator;
•	AMPS Basic Maintenance Report;
•	Independent Accountant; and
•	Investment Manager.

The revised text of each of these definitions appears in the Proposed Amendment and Restatement included as Appendix C.

With respect to the definition of “Quarterly Surprise Valuation Date,” on January 5, 2006, the Fund filed a Certificate of Notice with the Maryland Department of Assessments and Taxation that included the following provision:

On December 13, 2005, in light of written confirmation from [Moody’s] and [S&P] that surprise quarterly audits of the calculation of the AMPS Basic Maintenance Amount (as defined in the [Articles of Amendment and Restatement]) were no longer required, provided an annual audit as of the last Valuation Date (as defined in the [Articles of Amendment and Restatement]) of the [Fund’s] fiscal year end is performed, the Board of Directors (the “Board”) of the [Fund], in accordance with its powers under Article XII, Section (1)(b) of the [Articles of Amendment and Restatement], determined that the definition of “Quarterly Surprise Valuation Date” in Article XII, Section 1 of the [Articles of Amendment and Restatement], which currently means “so long as any shares of AMPS are Outstanding, any Valuation Date during the quarter ended January, April, July or October of each year” be modified and deemed to reflect that an annual audit rather than quarterly surprise audits are now required.

Accordingly, “Quarterly Surprise Valuation Date” is now deemed to mean “so long as any shares of AMPS are Outstanding, (i) any Valuation Date during the quarter ended January, April, July or October of each year, or (ii) the last Valuation Date of each fiscal year of the Corporation, provided that that the Corporation complies with the then current requirements of each Rating Agency in this regard.”

All references to Quarterly Surprise Valuation Date in the [Articles of Amendment and Restatement] will henceforth be interpreted in accordance with this Board determination. The terms of the AMPS and the rights of the beneficial owners of the AMPS are not changed by this Certificate of Notice.

Although Article XII, Section 1(b) of the Articles of Amendment and Restatement permits the Board of Directors to revise the definitions included in Article XII, Section 1(a) of the Articles of Amendment and Restatement, Section 1(b) does not allow the Board of Directors to amend the provisions of Article XII, Sections 2 through 10 of the Articles of Amendment and Restatement without the approval of stockholders. As a result, stockholders are being asked to approve the Proposed Amendment and Restatement which contains the amendments to Article XII, Sections 2 through 10 necessary to give full effect to the definitional changes and interpretations discussed above.

Stockholder Approval Required to Further Amend and Restate the Articles of Amendment and Restatement

In order to clarify that references to Moody’s and S&P in Article XII, Sections 2 through 10 of the Articles of Amendment and Restatement apply only so long as Moody’s or S&P, respectively, is providing a Rating on the AMPS, the Proposed Amendment and Restatement includes amendments in the following sections of Article XII of the Articles of Amendment and Restatement:

•	Section 1(b);

•	Section 3(c)(iii);

•	Section 3(d)(v);

•	Section 6(f);

•	Section 7(b)(ii);

•	Section 7(b)(iii);

•	Section 7(c)(iv); and

•	Section 8(a)(vii).

Section 8(a)(vii) of Article XII of the Articles of Amendment and Restatement currently contains the following provision:

If either S&P or Moody’s shall not make a Rating available, or if neither S&P nor Moody’s shall make such a Rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after consultation with the [Fund], shall select a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

In the Proposed Amendment and Restatement, the text of Article XII, Section 8(a)(vii), is replaced with the following in order to leave the selection of the Substitute Rating Agency or Agencies to the Fund:

If one or more of the Rating Agencies then Rating the AMPS shall not make a Rating available, or if no Rating Agency makes such a Rating available, the [Fund] shall select a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

To clarify that an annual audit rather than quarterly surprise audits are now required, the Proposed Amendment and Restatement would delete the definition of “Quarterly Surprise Valuation Date,” as interpreted by the Board of Directors and set out in the Certificate of Notice referenced above, and all references to that term and replace them with the term “Annual Valuation Date” defined as follows:

“Annual Valuation Date” shall mean, so long as any shares of AMPS are Outstanding, the last Valuation Date of each fiscal year of the [Fund].

As indicated in the Proposed Amendment and Restatement attached as Appendix C, these proposed changes will affect the following provisions of Article XII of the Articles of Amendment and Restatement:

•	Section 1(a)—definitions of the terms “Eligible Portfolio Property,” “Discount Factor,” “Forward Contract” and “Quarterly Surprise Valuation Date;”

•	Section 7(b)(ii); and

•	Section 7(b)(iii).

Finally, the Proposed Amendment and Restatement replaces the phrase “Australian Currency, Canadian Currency or United Kingdom Currency,” which appears twice in Article XII, Section 7(c)(iv) of the Articles of Amendment and Restatement, with the term “Other Currency.” The Proposed Amendment and Restatement defines “Other Currency” to mean “Australian Currency, Canadian Currency or United Kingdom Currency.” As a result, there is no current effect to this change. However, if the Rating Agencies advise the Fund in writing that future changes to the definitions set forth in Article XII, Section 1(a) proposed to implement any changes to the Fund’s investment objectives, policies and restrictions approved by the Board and/or stockholders (see Proposals 3 and 4) would not adversely affect their then-current Ratings of the AMPS, the use of the defined term “Other Currency” in Section 7(c)(iv) preserves flexibility in the event that Rating Agencies allow other currencies to be used for purposes of the activities described in Section 7(c)(iv).

The Fund has consulted with S&P and Moody’s regarding the amendments included in the Proposed Amendment and Restatement and each Rating Agency has advised the Fund in writing that the proposed amendments would not adversely affect their respective current Ratings of the AMPS.

The Board of Directors recommends that stockholders vote “FOR” Proposal 6.

FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

Officers of the Fund

The names of the officers of the Fund who are not Directors, and their addresses, ages and principal occupations during the past five years, are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Alison Briggs Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000 Australia Age: 33	Vice President**	Since 2004	Director of Economics and Fixed Interest (from 2003 to 2005) and Senior Portfolio Manager (prior to 2003) of Aberdeen Asset Management Limited (the Fund’s Investment Adviser).

Derek Fulton Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 33	Vice President**	Since 2005	Head of Global Sovereign and Asian Fixed Income, and a Director, of Aberdeen Asset Management Asia Limited (the Fund’s Investment Manager) (since 2004); Senior Portfolio Manager, Global Fixed Income of Aberdeen Asset Managers Ltd. (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 2000 to 2004).

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Christian Pittard Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia PA 19103 Age: 32	Treasurer and Assistant Secretary***	Since 2001	Director, President, and Chief Executive Officer (since October 2005) and employee (since June 2005) of Aberdeen Asset Management Inc. (the Fund’s Administrator); Member of Executive Management Committee of Aberdeen Asset Management PLC (parent company of the Fund’s Investment Manager and Investment Adviser) (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 2000 to May 2005); Managing Director of Aberdeen Asset Managers Jersey Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 1999 to November 2005).

James Capezzuto Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia PA 19103 Age: 42	Vice President Compliance***	Since 2005	Vice President and Chief Compliance Officer (since October 2005) and employee (since September 2005) of Aberdeen Asset Management Inc.; Director and associate general counsel of UBS Global Asset Management — Americas region (from 2004 to September 2005); Senior Vice President and Senior Compliance Manager of Bank of America Corporation (from 2003 to 2004); Counsel, Compliance Director of Steinberg Priest & Sloan Capital Management LLC (from 2002 to 2003) and Director and Senior Counsel of Deutsche Asset Management (from 1996 to 2002).

Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia PA 19103 Age: 31	Secretary and Assistant Treasurer***	Since 2005	Vice President and Secretary (since October 2005) and employee (since June 2005) of Aberdeen Asset Management Inc.; Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 8, 2005, except for Mr. Goodson, who was elected on September 8, 2005, and Mr. Capezzuto, who was elected on December 13, 2005.
**	Ms. Briggs and Mr. Fulton hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Messrs. Pittard, Capezzuto, and Goodson hold the same position(s) with Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.

Ownership of Securities

As of October 31, 2005, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding shares of common stock, and no shares of the Fund’s preferred stock. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

As of January 20, 2005, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director or Nominee in Family of Investment Companies*
Interested Director
Martin J. Gilbert	$10,001—50,000	$10,001—50,000
Independent Directors
David L. Elsum	$10,001—50,000	$10,001—50,000
P. Gerald Malone	$	$
Neville J. Miles	$10,001—50,000	$10,001—50,000
William J. Potter	$10,001—50,000	$10,001—50,000
Peter D. Sacks	$10,001—50,000	$10,001—50,000
Dr. Anton E. Schrafl	$10,001—50,000	$10,001—50,000
E. Duff Scott	$10,001—50,000	Over $100,000
John T. Sheehy	$10,001—50,000	$10,001—50,000
Warren C. Smith	$50,001—$100,000	$50,001—$100,000

*	Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., all of which may be deemed to be in the same Family of Investment Companies.

As of October 31, 2005, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager or Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Investment Adviser.

Messrs. Martin Gilbert and Christian Pittard serve as executive officers of the Fund. As of October 31, 2005, Mr. Pittard owned no shares of the Fund’s common stock or preferred stock.

Committees of the Board of Directors

Current Committees and Members

The Board of Directors has a standing Audit and Valuation Committee, Contract Review Committee, and Nominating and Corporate Governance Committee, each of which is composed entirely of Independent Directors. Each member is also “independent” within the meaning of the American Stock Exchange (“Amex”) listing standards.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit and Valuation Committee are Messrs. David L. Elsum, John T. Sheehy, Peter D. Sacks and Warren C. Smith.

The Board of Directors has adopted an Audit Charter and a Valuation Charter for its Audit and Valuation Committee. The Audit Charter was most recently amended in 2004, in connection with the transfer of the listing of the Fund’s shares of common stock from the New York Stock Exchange to the American Stock Exchange. A copy of the Fund’s current Audit Charter was included as an appendix to the Fund’s proxy statement in 2005.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Pricing and Valuation Procedures, such as overseeing the implementation of the Fund’s Pricing and Valuation Procedures. The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Pricing and Valuation Procedures.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund’s management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. David L. Elsum, William J. Potter and Neville J. Miles.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers. The Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. The Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Board of Directors has adopted a Nominating and Corporate Governance Committee charter, which was included as a appendix to the Fund’s proxy statement in 2005. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles and E. Duff Scott.

The Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Committee will consider potential director candidates recommended by Fund stockholders provided that: (i) the proposed candidates satisfy the director qualification requirements set forth in the Fund’s bylaws, and (ii) the nominating stockholders comply with the Fund’s Policies for Consideration of Board Member Candidates submitted by Fund Stockholders, which policies were included as an appendix to the Fund’s proxy statement in 2005, in addition to such procedures and requirements as are set forth in the Fund’s bylaws. Other than compliance with the requirements mentioned in the preceding sentence, the Committee will not otherwise evaluate stockholder director nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner. The Committee may identify prospective director candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees.

The Fund’s bylaws (Article III, Section 2(c)) contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years’ experience in either investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

The Fund’s bylaws (Article II, Section 11) also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Stockholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s bylaws, and shall include the following information: (1) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption, and the reasons for conducting that business at the meeting of stockholders, (2) with respect to each such stockholder, that stockholder’s name and address (as they appear on the records of the Fund), business address and telephone number, residence address and telephone number, and the number of shares of each class of stock of the Fund beneficially owned by that stockholder, (3) any interest of the stockholder in the proposed business, (4) the name or names of each person nominated by the stockholder to be elected or re-elected as a director, if any, and (5) with respect to each nominee, that nominee’s name, business address and telephone number, and residence address and telephone number, the number of shares, if any, of each class of stock of the Fund owned directly and beneficially by that nominee, and all information relating to that nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, pursuant to Regulation 14A under the 1934 Act (or any provisions of law subsequently replacing Regulation 14A), together with a notarized letter signed by the nominee stating his or her acceptance of the nomination by that stockholder, stating his or her intention to serve as director if elected, and consenting to being named as a nominee for director in any proxy statement relating to such election.

Any stockholder who would like a copy of the Fund’s bylaws or the Fund’s Policies for Consideration of Board Member Candidates Submitted by Fund Stockholders may obtain a copy from the Fund, by writing to Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at Las Olas Place, 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Board and Committee Meetings in Fiscal 2005

During the Fund’s fiscal year ended October 31, 2005, the Board of Directors held four regular meetings and one corporate governance meeting; the Audit and Valuation Committee held three meetings; the Contract Review Committee held one meeting; and the Nominating and Corporate Governance Committee held five meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

Communications with the Board of Directors

Stockholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at Las Olas Place, 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301, or may send e-mail correspondence to the Director(s) c/o Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Director Attendance at Annual Meetings of Stockholders

Generally, in the event that any of the Fund’s Directors are geographically close to the site of an annual meeting of stockholders at the time of such meeting, one or more of such Directors will attend the meeting. However, since a majority of the Fund’s Directors reside outside of the United States, the Fund recognizes that it would be impractical for most Directors to attend such meetings and would create a significant expense for the Fund. In light of the fact that the residences of most Directors are substantial distances from the location of the annual meetings of stockholders and that, historically, few stockholders have attended annual meetings in person, the Fund has not established a policy with respect to Director attendance at annual meetings of stockholders. One Director attended the 2005 annual meeting of stockholders.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2005. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or Directors, respectively. During the fiscal year ended October 31, 2005: each Independent Director of the Fund received an aggregate fee of $18,500 per year, inclusive of attendance at in-person and telephonic Board meetings; members of the Fund’s Audit and Valuation Committee, Contract Review Committee, Nominating and Corporate Governance Committee and ad hoc committees received a fee of $500 per committee meeting attended, and the Chairman of each of these Committees received an additional fee of $500 per committee meeting attended. The fees for attendance at committee meetings may have been less than $500 per meeting, in certain instances where committee meetings were held jointly with committee meetings of other funds in the same fund complex.

In December 2005, the Board of Directors, upon the recommendation of the Fund’s Nominating and Corporate Governance Committee, approved the following fee structure, effective January 1, 2006: Each Independent Director will receive a retainer fee of $19,000 per year and a fee of 1,500 per meeting for attendance at Board meetings. In addition, the Chairman of the Board will receive a fee of $10,000 per year, the Chairman of the Contract Review Committee will receive a fee of $5,000 per year, and the Chairman of the Audit and Valuation Committee will receive a fee of $5,000 per year. There will be no per meeting fees for attendance at meetings of the Board’s standing committees (Contract Review Committee, Audit and Valuation Committee, Nominating and Corporate Governance Committee); however, members of ad hoc committees of the Board will receive a fee of $500 per meeting attended. The Board approved the fees to be paid to the Chairman of the Board and to the Chairmen of the Contract Review Committee and the Audit and Valuation Committee in recognition of the increased demands on the Independent Directors who serve in such capacities in light of recent regulatory initiatives of the SEC, including those imposed by the Sarbanes-Oxley Act of 2002.

Compensation Table

Fiscal Year Ended October 31, 2005

	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
Name of Director
David L. Elsum	$21,250	N/A	N/A	$69,000	(3)
Martin J. Gilbert	$0	N/A	N/A	$0	(2)
P. Gerald Malone**	$7,289	N/A	N/A	$33,789	(2)
Neville J. Miles	$24,750	N/A	N/A	$82,250	(3)
William J. Potter	$25,125	N/A	N/A	$75,875	(3)
Peter D. Sacks	$21,500	N/A	N/A	$68,500	(3)
E. Duff Scott	$20,000	N/A	N/A	$20,000	(1)
Warren C. Smith	$18,500	N/A	N/A	$18,500	(1)
Preferred Directors:
Dr. Anton E. Schrafl	$18,500	N/A	N/A	$42,500	(2)
John T. Sheehy	$22,625	N/A	N/A	$78,375	(3)

*	The number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2005.
**	Mr. Malone became a Director in June 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the Amex. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentences, the Fund believes that during the fiscal year ended October 31, 2005, its Reporting Persons complied with all applicable filing requirements. Mr. P. Gerald Malone, and Messrs. Neil Hegarty, Mark Daniels and Nicholas Hadow (affiliates of the Investment Manager or Investment Adviser), filed a Form 3 Initial Statement of Beneficial Ownership of the Fund’s securities subsequent to the 10 day period specified in the Form.

Relationship of Directors or Nominees with the Investment Manager and the Investment Adviser

Mr. Martin Gilbert, a Director and President of the Fund, also serves as a Director of the Investment Manager, a Director of the Investment Adviser, and as the Chief Executive and an Executive Director of Aberdeen Asset Management PLC, the direct or indirect parent company of the Investment Manager and the Investment Adviser. Mr. Gilbert is a stockholder of Aberdeen Asset Management PLC.

REPORT OF THE AUDIT AND VALUATION COMMITTEE;

INFORMATION REGARDING THE FUND’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Valuation Committee has selected, and the Fund’s Independent Directors have ratified the selection of, PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending October 31, 2006.

Representatives from PwC are expected to be present at the Meeting and will have the opportunity to respond to questions from stockholders and to make a statement if they so desire.

The Audit and Valuation Committee has received from PwC the written disclosures and the letter required by Independence Standards Board No. 1, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC addressed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2005. The members of the Audit and Valuation Committee are Messrs. David L. Elsum, John T. Sheehy, Peter D. Sacks and Warren Smith.

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the Fund’s two most recent fiscal years:

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees*
2005	$85,0000	$23,500	$6,100	$0
2004	$93,000	$8,500	$5,500	$0

All of the services described in the table above were approved by the Audit and Valuation Committee pursuant to its pre-approval policies and procedures (the “Pre-Approval Policies and Procedures”) which are summarized below. The tax fees were for the preparation of the Fund’s federal income tax returns.

Other than as set forth in the table above, PwC did not bill any non-audit fees for the fiscal years ended October 31, 2005 and October 31, 2004.

For the fiscal years ended October 31, 2005 and October 31, 2004, PwC did not provide any non-audit services to any entity controlling, controlled by, or under common control with the Fund’s Investment Manager or the Fund’s Investment Adviser that provides ongoing services to the Fund (“Service Affiliates”).

The Fund’s Audit and Valuation Committee has adopted Pre-Approval Policies and Procedures pursuant to which the Committee pre-approves all audit and non-audit services provided by the Fund’s independent registered public accounting firm (“Auditor”) and any non-audit services provided by the Auditor to the Fund’s Investment Manager, Investment Adviser and Service Affiliates during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if those services directly impact the Fund’s operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit services include certain services that are audit-related, such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the Auditor to the Fund or to the Fund’s Service Affiliates without jeopardizing the Auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit and Valuation Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the client’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit and Valuation Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Fund’s Independent Directors. In determining whether to engage the independent registered public accounting firm for its audit services, the Audit and Valuation Committee will consider the independent registered public accounting firm’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Pre-Approval Policies and Procedures also permit the Audit and Valuation Committee to pre-approve the provisions of types or categories of permissible non-audit services for the Fund and its Service Affiliates on an annual basis at the time of the independent registered public accounting firm’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent registered public accounting firm, the Audit and Valuation Committee is to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In its pre-approval, the Audit and Valuation Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the independent registered public accounting firm and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit and Valuation Committee consistent with the same standards for determination and information.

The Audit and Valuation Committee may also appoint a Designated Member of the Committee to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. Any actions by the Designated Member are to be ratified by the Audit and Valuation Committee by the time of its next regularly scheduled meeting. The Fund’s Pre-Approval Policies and Procedures are to be reviewed annually by the Audit and Valuation Committee and the Fund maintains a record of the decisions made by the Committee pursuant to those procedures.

ADDITIONAL INFORMATION

Expenses.    The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or the Fund’s administrator. InvestorConnect has been retained to assist in the solicitation of proxies. InvestorConnect will be paid a project fee of $7,000 by the Fund, and the Fund will reimburse InvestorConnect for its related expenses. Total payments to InvestorConnect are expected to be between $22,000 and $28,000.

Solicitation and Voting of Proxies.    Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about January 27, 2006. As mentioned above, InvestorConnect has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain stockholders of the Fund may receive a call from a representative of InvestorConnect if the Fund has not yet received their vote. Authorization to permit InvestorConnect to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that Management of the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Any proxy given by a stockholder is revocable. A stockholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Ownership.    To the best of the Fund’s knowledge, based upon filings made with the SEC, as of January 12, 2006, no persons or group beneficially owned more than 5% of the voting securities of the Fund.

Stockholder Proposals.    If a stockholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2007 and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and such proposal must be received by the Secretary no later than September 29, 2006.

Stockholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2007 which they do not wish to be included in the Fund’s proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and such notice must be received by the Secretary no sooner than November 9, 2006 and no later than December 9, 2006 in the form prescribed from time to time in the Fund’s bylaws.

OTHER BUSINESS

The Board of Directors of the Fund knows of no business that will be presented for consideration at the Meeting other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of the Board of Directors,

Alan Goodson, Secretary

800 Scudders Mill Road

Plainsboro, New Jersey 08536

January 23, 2006

APPENDIX A

PROPOSED NEW INVESTMENT OBJECTIVES, INVESTMENT POLICIES

AND INVESTMENT RESTRICTIONS

If Proposals 3(A), 3(B), 4(A) and 4(B) are approved by stockholders, the Fund’s investment objective, investment policies and investment restrictions would read in their entirety as follows:

INVESTMENT OBJECTIVES AND INVESTMENT POLICIES

The Fund’s investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund’s investment objectives and the limitations set forth below in “Investment Restrictions” are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding shares of the Common Stock and the AMPS, voting together as a single class, as well as by the holders of a majority of the outstanding shares of the Fund’s AMPS voting as a separate class. A majority vote, as defined by the Investment Company Act of 1940, as amended (“1940 Act”), means the affirmative vote of the lesser of (i) 67% of the relevant shares represented at a meeting at which more than 50% of such shares are represented, or (ii) more than 50% of the relevant shares.

For as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to stockholders.

The Investment Manager will select fixed income securities which, in the Investment Manager’s judgment, will achieve the Fund’s investment objectives. The Investment Adviser will provide recommendations to the Investment Manager as to overall structure of the Fund’s portfolio and specific securities to be purchased, retained or sold by the Fund.

•	“Developed Markets” are those countries contained in the Citigroup World Government Bond Index, Luxembourg and the Hong Kong Special Administrative Region. As of November 30, 2005, securities of the following countries comprised the Citigroup World Government Bond Index: the United States, Canada, Australia, Japan, Singapore, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, Spain, Denmark, Norway, Poland, Sweden, Switzerland, the United Kingdom and New Zealand.

•	“Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investor Service (“Moody’s”) or BBB- by Standard & Poor’s Ratings Group (“S&P”), or comparably rated by another appropriate nationally or internationally recognized rating agency.

•	“Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets.

While the credit quality of a market is reviewed at the time of the Fund’s investment in that market, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

Except in anticipation of dividend or other payments to be made in U.S. dollars, it is expected that under normal circumstances at least 60% of the Fund’s total assets will be invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund will invest at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. The following will be deemed to be “issuers in” a particular market:

•	governmental entities of the particular country;

•	banks, companies and other entities which are physically located in the particular country;

•	banks, companies and other entities which are organized under the laws of the particular country;

•	banks, companies and other entities for which the principal securities trading market is in the particular country;

•	entities issuing debt securities denominated in, or linked to, the currency of the particular country, including securities issued by supranational issuers, such as The International Bank for Reconstruction and Development (the “World Bank”);

•	entities which, although not located in the particular country, derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; and

•	wholly-owned subsidiaries of an entity located in the particular country, provided that the debt securities are guaranteed by a parent entity located in the particular country.

The Fund will invest in debt securities that are economically tied to a number of countries throughout the world and will, under normal circumstances, be invested in three or more different non-U.S. countries. The maximum exposure to issuers in any one Developed Market is up to 25% of the Fund’s total assets. The maximum exposure to issuers in any one Investment Grade Developing Market is up to 20% of the Fund’s total assets. The maximum exposure to issuers in any one Sub-Investment Grade Developing Market is up to 15% of the Fund’s total assets. Such exposure limits are applied at the time of investment, although classification of a market or an issuer in a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

The maximum exposure to the currency of any one Developed Market is up to 25% of the Fund’s total assets; provided, however, the Fund may exceed this limitation with respect to the U.S. dollar (1) when investing for temporary defensive purposes, (2) in anticipation of paying a dividend or distribution, or (3) in anticipation of redeeming the AMPS or repaying any then-outstanding borrowings. The maximum exposure to the currency of any one Investment Grade Developing Market is up to 20% of the Fund’s total assets. The maximum exposure to the currency of any one Sub-Investment Grade Developing Market is up to 15% of the Fund’s total assets. Such exposure limits are applied at the time of investment, although classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

The market value weighted average credit quality of the Fund’s investments (or the issuers of those investments) will be rated not less than Baa2 by Moody’s, or BBB by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality. Up to 40% of the Fund’s investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody’s or BBB- by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. All of the Fund’s investments (or the issuers of those investments) must be rated, at the time of investment, B3 or better by Moody’s, or B- or better by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. While the credit quality of each of the Fund’s investments is evaluated at the time of investment, the credit quality of the Fund’s portfolio may be reviewed from time to time and adjusted accordingly.

The Fund may use derivatives to manage currency, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Derivative debt securities that replicate, or substitute for, the currency of a particular country will be counted toward the limitations applicable with respect to issuers in that country. The Fund may invest in over-the-counter or exchange traded derivatives. The Fund may invest in derivatives up to the limits allowed under the 1940 Act.

The Fund may invest in securities issued by investment companies registered as such under the 1940 Act and unregistered, private funds (each, an “acquired company”), subject to the limitations below (which are to be applied immediately after the acquisition of such securities).

The Fund may not acquire securities issued by an acquired company:

•	if the value of such securities exceeds 3% of the total outstanding voting stock of the acquired company;

•	if the aggregate value of such securities would exceed 5% of the value of the total assets of the Fund; or

•	if the aggregate value of such securities, together with all other acquired company securities in the Fund’s portfolio, would exceed 10% of the value of the total assets of the Fund.

During periods when, in the Investment Manager’s judgment, economic conditions warrant, or to meet liquidity or distribution requirements, the Fund may invest without limit in U.S. Government securities and short–term debt obligations of U.S. banks and corporations rated not less than Aa or Prime-2 by Moody’s or AA or A-2 by S&P for temporary defensive purposes. Although Prime-2 and A-2 ratings denote issuers with a strong (Moody’s) or satisfactory (S&P) ability to repay short–term debt in a timely manner, the relative degree of safety is not as high as the very highest rating categories. In addition, the Fund may enter into repurchase agreements and lending agreements involving these securities.

As a general matter and subject to applicable law, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

PORTFOLIO SECURITIES

The principal types of debt securities in which the Fund is permitted to invest include those described below. The list is not exclusive, but is indicative of the kinds of securities which the Fund’s investment objectives, policies and restrictions permit it to buy.

Local Currency Sovereign and Quasi-Sovereign Bonds.    The Fund is permitted to invest in securities issued or guaranteed by governmental entities, including sovereign and quasi-sovereign entities, whether or not denominated in the currency of the country where such entity is located. The available maturities for these types of securities vary from country to country.

Commercial Banks.    The Fund may also invest in securities issued by banks, whether or not denominated in the currency of country where such bank is located.

U.S. Dollar-Denominated Debt Securities.    The Fund is also permitted to invest in U.S. dollar-denominated debt securities in order to gain exposure to certain global debt markets without exposing the Fund to local currency risk. Such debt securities may be issued by issuers in Developed Markets, Investment Grade Developing Markets, or Sub-Investment Grade Developing Markets and may be issued and/or registered in the United States. U.S. dollar-denominated debt securities are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the issuer’s ability to maintain a sufficiently liquid market for the specific issue. Such securities are also affected by movements in U.S. interest rates.

Brady Bonds.    The Fund may invest in developing market governmental debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the International Monetary Fund (the “IMF”). The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nation’s reserves. Interest payments may also be collateralized in part in various ways.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in the over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds issued to date are generally collateralized by U.S. Treasury zero-coupon bonds to ensure principal, and generally have maturities of between 15 and 30 years from the date of issuance. The following countries have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, the Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam. In addition, other countries may announce plans to issue Brady Bonds. The Fund may invest in Brady Bonds of countries that have been issued to date, as well as those which my be issued in the future.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payment; and (iv) any uncollateralized interest and principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Eurobonds.    The Fund may invest in Eurobonds, which are often longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen. Eurobonds are typically issued in bearer form, carry a fixed or floating rate of interest, and amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued.

Supranational Debt Obligations.    The Fund may invest in debt issued by supranational entities. Supranational entities are entities constituted by the national governments of several countries to promote economic development, such as the World Bank, the IMF, the European Investment Bank and the Asian Development Bank. Obligations of these entities are supported by appropriated but unpaid commitments of their member countries, and there can be no assurances that these commitments will be undertaken or met in the future.

Companies.    The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by companies domiciled in a Developed Market, an Investment Grade Developing Market or a Sub-Investment Grade Developing Market.

Derivative Securities

With respect to all of its portfolio the Fund will invest in derivatives for two main purposes: (1) to modify interest rate risk, modify credit risk and adjust currency risk within the portfolio, and (2) to enable the Fund to replicate or substitute for a particular security in order to gain access to a particular global market or security, where either the physical security is judged by the Investment Manager to be too expensive, or the Investment Manager believes there is an insufficient supply of the particular security or no security fitting the precise needs of the Fund exists. The types of derivatives which may be used include, but are not limited to, futures, options, forwards, forwards that can only be settled in U.S. dollars, swaps, and securities with structured cash flows, whether traded on an exchange or over-the-counter, that have as their underlying security reference to a fixed income security or currency. In general, derivatives will not be utilized to leverage the Fund.

Investment in fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Fund may be able to implement investment decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars. In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. In certain circumstances, due to lack of available direct investment opportunity or government regulations, the only means of gaining exposure to particular countries is through derivatives.

The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter (“OTC”) securities. OTC securities carry credit risk associated with the counterparty institution. See “Risk Factors and Special Considerations—Use of Derivatives.” To manage this risk, the Fund will only use counterparty institutions rated A- or better by a recognized international ratings agency. The exception will be Korean futures. In Korea, brokerage houses with Korean futures exchanges require deposits into margin accounts, and in many cases, these accounts are with unrelated entities. A limit of 2% of total assets can be applied this way. Only up to 10% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate, credit and currency derivatives exposure). A maximum of 10% of total assets may be at risk in currency-linked notes.

The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur. The Fund will not use derivatives where it would contravene the guidelines set by the rating agencies for any then-outstanding AMPS.

In general, derivatives will not be utilized to leverage the Fund, although they may be used to hedge the interest rate risk associated with the Fund’s outstanding leverage. The Fund may use interest rate swaps to hedge the Fund’s liability with respect to the AMPS. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund’s liability with respect to the AMPS. See “Portfolio Securities—Derivative Securities—Swaps” and “Risk Factors and Special Considerations—Use of Derivatives.”

Forward Currency Contracts.    The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The cost to the Fund of engaging in forward currency contracts will vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer’s markup. The use of forward currency contracts in this manner is intended to fix a rate of exchange that can be achieved at a certain time in the future.

Foreign Currency Options.    The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes to achieve objectives similar to those achieved utilizing foreign currency futures or forward contracts. The potential benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the expected direction, the Fund could sustain losses on transactions in foreign currency options. Where currency exchange rates move in the expected direction, but not to the extent anticipated, the Fund could still sustain losses on transactions in foreign currency options.

Futures Contracts.    The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States for both hedging and non-hedging purposes. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both underlying assets which are traded on U.S. commodities exchanges and those which are not. Unlike trading on U.S. exchanges, trading on foreign commodities exchanges is not regulated by the Commodity Futures Trading Commission (“CFTC”).

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the Investment Manager’s and Investment Adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund also may purchase and write options to buy or sell those futures contracts in which it may invest. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting an offsetting purchase or sale transaction, subject to the continued availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse.

Swaps.    The Fund may enter into interest rate swaps, currency swaps, credit default swaps (if and to the extent the Fund receives written confirmation from Moody’s and S&P that using such swaps will not adversely affect their then-current ratings of the AMPS) and other types of available swap agreements, including swaps on securities, financial assets and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or financial asset prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and, therefore, may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund’s investment objective and policies.

Private Placements

Certain debt securities purchased by the Fund may have been placed privately. These securities, which include debt securities offered in the Euromarkets, are somewhat less liquid than securities which are widely traded by the public and there may be contractual restrictions on their resale to the public. Therefore, although these securities may be resold in privately negotiated transactions, the prices realized from such sales may be less than what might have been realized on a more active public trading market.

Other Investment Companies

Subject to the limitations set forth in Section 12(d) of the 1940 Act, the Fund may invest in securities issued by other investment companies that invest primarily in fixed-income securities. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses, including advisory fees, that the Fund bears in connection with its own operations.

Repurchase and Securities Lending Agreements

The Fund is permitted to invest in repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Investment Manager monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund’s Board of Directors, i.e., banks or broker-

dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Fund may also lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In connection with the lending of its portfolio securities, the Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of right in the collateral should the borrower become insolvent.

The Fund will enter into repurchase agreements and securities lending agreements only with parties such as banks and broker-dealers who meet creditworthiness standards approved by the Fund’s Board of Directors. Issuers of irrevocable letters of credit used as collateral for securities lending agreements must meet the same or similar standards.

Firm Commitment Agreements and When-Issued Securities

The Fund may purchase debt securities on a firm commitment or when-issued basis. New issues of certain debt securities are often offered on a when-issued basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund’s assets. The Fund will not earn any income on these securities prior to delivery. The value of when-issued securities and firm commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Fund will maintain in a segregated account with its custodian cash or high-quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when-issued or firm commitment basis.

U.S. Securities

Government.    The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the value of Government obligations changes as interest rates fluctuate.

Corporations and Banks.    The Fund is permitted to invest for defensive and other temporary purposes in U.S. corporate debt instruments rated at the time of investment Aa or better by Moody’s or AA or better by S&P, finance company and corporate commercial paper, and other short-term obligations, in each case rated at the time of investment Prime-2 or better by Moody’s or A-2 or better by S&P. The Fund is also permitted to invest in obligations of U.S. Federal or state chartered banks and bank holding companies rated at the time of investment Aa or better by Moody’s or AA or better by S&P (including certificates of deposit, bankers’ acceptances and other short-term debt obligations).

INVESTMENT RESTRICTIONS

The Fund will not:

1.  Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by these investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred shares pursuant to its Articles.

2.  Borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.  The Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, and further provided that this limitation will not apply to the Fund’s investments in, among other things, (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)).

4.  Make loans except through the purchase of debt obligations and the entering into of repurchase and securities lending agreements in accordance with the Fund’s investment objectives and policies.

5.  Act as an underwriter of other issuer’s securities (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund’s investment portfolio).

6. (i)   Purchase or sell real estate, except that it may purchase and sell mortgage-backed securities, debt securities issued by real estate investment trusts, and debt securities of companies which deal in real estate or interests therein, or (ii) purchase or sell commodities (other than transactions in foreign currencies and forward currency contracts or derivatives in accordance with the Fund’s investment objectives and policies).

APPENDIX B

RISK FACTORS AND SPECIAL CONSIDERATIONS

The risks and special considerations below take into account the proposed changes to the Fund’s investment objectives and policies.

General Risk Considerations

Credit Risk.    The Fund may invest up to 40% of its total assets in debt securities which, at the time of investment, are rated below investment grade (i.e., securities that have been rated below BBB- by S&P or Baa3 by Moody’s) or, if unrated, are in the opinion of the Investment Manager, of equivalent quality. Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund’s portfolio.

Investments in debt securities expose the Fund to credit risk (that is, the risk of default on interest and/or principal payments). Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

Currency Risk.    The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets. If the exchange rate for a non-U.S. currency declines compared to the U.S. dollar, the Fund’s NAV would decline. In addition, although much of the Fund’s income will be received or realized in non-U.S. currencies, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for a non-U.S. currency declines after the Fund’s income has been accrued and translated into U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time expenses are paid, the amount of non-U.S. currency required to be converted into U.S. dollars in order to pay such U.S. dollar expenses will be greater than the non-U.S. currency equivalent of the expenses at the time they were incurred.

The currencies of developing markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some developing markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). In addition, even though the currencies of some developing markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

Unrated Securities.    The Fund is permitted to invest in unrated debt securities. Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Investment Manager and Investment Adviser intend to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security.

Below-Investment Grade Securities.    Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premiums required by investors for taking the associated credit risk. Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Because rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Investment Manager and Investment Adviser will continuously monitor the issuers of securities held to determine whether the issuers have sufficient cash flows and profits to meet principal and interest payments.

The achievement of the Fund’s investment objective will be more dependent on the Investment Manager or the Investment Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security the rating of which has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Issuers of lower quality debt securities tend to be highly leveraged. Those issuers may also not have available to them traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During these periods, issuers may not have sufficient revenue to meet their interest payment obligations. An issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain developing market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as The World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because these securities are generally unsecured and are often subordinated to higher ranking creditors of the issuer.

The Fund may also incur additional expense to the extent that it is required to seek recovery on a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in developing markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse may be diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, are also of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in the event of default by the governments under commercial bank loan agreements.

The Investment Manager and Investment Adviser will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring such current trends as interest rates and political developments.

Management of Credit Risk.    The Investment Manager and Investment Adviser consider external credit assessments available from international rating agencies such as S&P and Moody’s, as well as any reports on the issuer which may be available from brokers or other sources. In some developing markets, where issues are often unrated or are at the lower end of the credit risk spectrum, the Investment Manager and Investment Adviser believe that opportunities exist for skilled analysts to add value through extensive company research and detailed credit assessment.

Low-credit debt can sometimes become equity. Due to the conversion of convertible notes and warrants, the Fund may from time to time become an (often) involuntary holder of equities until such stock can be sold as and when an optimal price can be achieved, given market conditions. It may be in the interests of stockholders for the Fund to hold such stock for short term periods.

Similarly, distressed companies can sometimes restructure via debt-for-equity swaps in order to stay solvent and viable. In this case, the investor becomes an involuntary equity holder and, once again, it may be in the best interests of stockholders that the Fund hold such securities for short periods of time, especially in extreme market conditions, until optimal prices can be obtained.

Political and Economic Risk.    The Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments in the countries in which the Fund invests. Moreover, accounting, auditing and financial reporting standards and other regulatory practices and requirements vary from those applicable to entities subject to regulation in the United States.

Developing market securities (and to a certain extent non-U.S. Developed Market securities) may involve different, and sometimes greater, risks than securities of issuers in the United States and other Developed Markets. In addition, many global economies are considered to be more politically volatile than the Developed Markets. Investments in securities of issuers in countries other than the United States may involve greater political risk, including in some countries, the possibility of expropriation, confiscatory taxation or nationalization of assets, restrictions on repatriation, and the establishment of foreign exchange controls. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

Due to their strong reliance on international trade, most global economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

Liquidity Risk.    While the Fund ordinarily invests in debt securities for which there is an active secondary market, the Fund may invest in debt securities for which there is no established secondary market. The securities markets that exist in developing market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are also often less developed than those in U.S. or other developed markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a non-U.S. broker-dealer, securities depository or non-U.S. subcustodian.

Liquidity in developing markets may be low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many non-U.S. debt securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

In addition, the markets for below investment grade securities may be substantially smaller, less developed, less liquid and more volatile than the markets for prime rated securities, which may make obtaining accurate market quotations for financial reporting purposes and for calculating net asset values more difficult. Market quotations on many sub-investment grade securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

Tax Risk.    Income earned on investments in foreign countries may be subject to applicable withholding taxes and other taxes imposed by the governments of these countries. There can be no assurance that foreign tax laws will not be changed in a manner which adversely affects foreign investors.

Legal and Accounting Risk.    The legal systems in many developing countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. Adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States or other developed countries. While the development of the legal systems is a positive step, there is a risk that foreign investors will be adversely affected by new laws or changes to existing laws.

Accounting and auditing standards applied in certain developing countries frequently do not conform with the accepted international standards used in the Developed Markets. In some cases, accounting policies, for example the use of the constant purchasing power method, can cause some distortion. Also, substantially less financial information is generally publicly available about issuers in developing market countries and, where available, may not be independently verifiable.

Use of Derivatives

Consistent with its investment objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate or a foreign currency (“derivatives”). Derivatives are most often used to manage interest and credit risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives and any success in their use depends on a variety of factors including the ability of the Investment Manager and Investment Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•	an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•	the possible absence of a liquid secondary market for any particular derivative at any time;

•	the potential loss if the counterparty to the transaction does not perform as promised;

•	the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•	the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•	because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•	the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

Swaps.    The Fund may use interest rate swaps to hedge the Fund’s liability with respect to the AMPS. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund’s liability with respect to the AMPS. This allows the Fund to lock in the relatively low current U.S. dollar interest rates with respect to up to one-third of the Fund’s outstanding AMPS. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the AMPS.

Foreign Custody

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund’s Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

APPENDIX C

The following is the text of the proposed Articles of Amendment and Restatement for Aberdeen Global Income Fund, Inc. Text appearing as strikethrough indicates a deletion from the current Articles of Amendment and Restatement. Text appearing in bold with underscore indicates proposed revised text.

~~ARTICLES OF AMENDMENT AND RESTATEMENT~~

~~[Blacklined version to be inserted to indicate changes from Articles approved in 2003.]~~

ABERDEEN GLOBAL INCOME FUND, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

1.  Aberdeen Global Income Fund, Inc., a Maryland corporation, desires to amend and restate its Charter as currently in effect and as hereinafter amended.

2.  The following provisions are all the provisions of the Charter currently in effect and as hereinafter amended:

ARTICLE I:    Incorporator.

The undersigned, Margaret A. Bancroft, whose post office address is 477 Madison Avenue, New York, New York 10022, being at least eighteen years of age, does hereby act as incorporator under and by virtue of the Maryland General Corporation Law (“MGCL”).

ARTICLE II:    Name.

The name of the corporation is Aberdeen Global Income Fund, Inc. (the “Corporation”).

ARTICLE III:    Corporate Purposes and Powers.

The purposes for which the Corporation is formed are to act as an investment company under the Federal Investment Company Act of 1940, as amended, and to exercise and enjoy all the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

ARTICLE IV:    Address and Resident Agent.

The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, whose post office address is 300 East Lombard Street, Baltimore, Maryland 21202.

ARTICLE V:    Capital Stock.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 400,000,000 shares with an aggregate par value of $400,000 initially divided into two classes of 300,000,000 shares of Common Stock, $.001 par value per share (“Common Stock”), and of 100,000,000 shares of Preferred Stock $.001 par value per share (“Preferred Stock”), consisting of 1,200 shares of Auction Market Preferred Stock, Series W-7. The Board of Directors may classify or reclassify any unissued shares of stock by, among other things, setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

The preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Common Stock and the Preferred Stock are as follows:

(a)  Common Stock.

(i)  Dividends.    Subject to law and to the preferences of the Preferred Stock, the holders of the Common Stock shall be entitled to receive dividends at such time and in such amounts as may be determined by the Board of Directors.

(ii)  Voting.    Except as provided by law or as otherwise contemplated by the Corporation’s charter (the “Charter”), each outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote of the stockholders of the Corporation and shares of Common Stock shall be voted together with all other shares of the Corporation’s capital stock as one class.

(iii)  Liquidation.    In the event of any merger, sale of assets, liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and the preferential amounts to which the holders of the Preferred Stock shall be entitled upon liquidation, the holders of the Common Stock shall be entitled to share in the remaining assets of the Corporation according to their respective interests.

(b)  Preferred Stock.

(i)  Authority of the Board of Directors to issue in one or more series.    Authority is expressly granted to the Board of Directors to authorize the issue of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each such series to the full extent now or hereafter permitted by law and subject to this Article V, including but not limited to the following:

(A) The number of shares of each such series, which may subsequently be increased (except as otherwise provided by resolution or resolutions of the Board of Directors providing for the issue of such series) or decreased (to a number not less than the number of shares then outstanding) by resolution or resolutions of the Board of Directors, and the distinctive designation of each such series;

(B)  The rates or amounts, the periods, and the times of payment of dividends on shares of each such series;

(C)  The voting powers, if any, of the holders of each such series in addition to the voting powers provided by law and by this Charter;

(D)  The terms and conditions, if any, upon which the shares of each such series shall be convertible into or exchangeable for shares of any other series, class or classes, or any other property, to the full extent now or hereafter permitted by law;

(E)  The time or times during which the price, or prices at which, and the terms and conditions on which, the shares of each such series may be redeemed;

(F)  The terms of any sinking fund to be applied to the purchase or redemption, or both, of shares of each such series, and the terms and amount of any sinking fund payments and the manner of their application; and

(G)  The amount which the holders of each such series shall be entitled to receive in the event of any merger, sale of assets, liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

(ii)  Dividends.    The holders of Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, dividends at the rates or amounts, for the periods, and at the times, determined in the manner specified for such series by the Board of Directors as authorized in the preceding part (b) (i) of this Article V.

(iii)  Voting.    Except as provided by law or as otherwise contemplated by the Corporation’s Charter, including any Articles Supplementary, each outstanding share of Preferred Stock shall be entitled to one vote on each matter submitted to a vote of stockholders of the Corporation and shares of Preferred Stock of all series shall be voted together with all shares of the Corporation’s capital stock as one class.

(A) Directors.    At any meeting of stockholders of the Corporation at which Directors are to be elected, the holders of shares of Preferred Stock of all series, voting separately as a single class, shall be entitled to elect two members of the Board of Directors, and the holders of Common Stock, voting separately as a single class, shall be entitled to elect the balance of the members of the Board of Directors.

If at any time dividends on any outstanding Preferred Stock of any series shall be unpaid in an amount equal to two full years’ dividends, the number of Directors constituting the Board of Directors shall automatically be increased by the smallest number that, when added to the number of Directors then constituting the Board of Directors, shall together with the two Directors elected by the holders of Preferred Stock pursuant to the preceding paragraph, constitute a majority of such increased number; and at a special meeting of stockholders, which shall be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of Preferred Stock of all series voting separately as a single class shall be entitled to elect the smallest number of additional Directors of the Corporation who, together with the two Directors elected by the holders of Preferred Stock pursuant to the preceding paragraph, will constitute a majority of the total number of Directors of the Corporation so increased. If the Corporation thereafter shall pay, or declare and set apart for payment, in full all dividends accrued and payable on all outstanding shares of Preferred Stock of all series for all past dividend periods, the voting rights stated is this paragraph shall cease, and the terms of office of all additional Directors elected by the holders of Preferred Stock terminate automatically.

Any vacancy in the office of any Director elected by the holders of shares of Preferred Stock may be filled by the remaining Directors (or Director) so elected or, if not so filled, by the holders of shares of Preferred Stock of all series, voting separately as a single class, at any meeting of stockholders for the election of Directors, provided, however, if Preferred Stock of any series is issued and at the time of issuance no existing Directors have been elected by the holders of Preferred Stock, then a majority of the Corporation’s Directors, whether or not sufficient to constitute a quorum, may fill such vacancy or vacancies.

(B)  Other Voting Rights.    In addition to any approval by stockholders that might otherwise be required by law or pursuant to the terms of any resolution fixing the terms of any series of Preferred Stock or amending any such terms, the approval of the holders of a majority of outstanding shares of Preferred Stock of all series, voting separately as a single class, shall be required to adopt any plan of reorganization that would adversely affect holders of the Preferred Stock, or take any action requiring a vote of security holders pursuant to Section 13(a) of the Investment Company Act of 1940, as amended.

(iv)  Liquidation.    In the event of any merger, sale of assets, liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Preferred Stock of each series shall be entitled to receive only such amount or amounts, including accrued and unpaid dividends, as shall have been fixed by the Corporation’s Charter or by the resolution or resolutions of the Board of Directors providing for the issue of such series. If, upon any such merger, sale of assets, liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the holders of all outstanding shares of Preferred Stock of all series should be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of shares of Preferred Stock ratably in any such distribution of assets according to the respective amounts that would be payable on all such shares if all amounts thereon were paid in full.

(c)  All Stock.    No preemptive rights. No holder of shares of the Corporation, whether now or hereafter authorized, shall be entitled as of right to acquire from the Corporation any shares of the Corporation, whether now or hereafter authorized.

ARTICLE VI:    Board of Directors.

(a)  Number of Directors.

The number of Directors of the Corporation consisted initially of one director and thereafter of that number of Directors as is specified in the By-Laws of the Corporation. The name of that person who acted as the initial Director until the first annual meeting and until his successor was elected and qualified was Timothy P. Sullivan.

(b)  Classified Board.

The Directors elected by holders of Common Stock shall be divided into three classes, as nearly equal in number as possible, and shall be designated as Class I, Class II, and Class III Directors, respectively, with the Class I Directors to be originally elected for a term expiring at the annual meeting held in 1993, the Class II Directors to be originally elected for a term expiring at the annual meeting held in 1994 and the Class III Directors to be originally elected for a term expiring at the annual meeting held in 1995. After expiration of the terms of office specified for such Directors, the Directors of each class shall serve for terms of three years, or, when filling a vacancy, for the unexpired portion of such term and until their successors are elected and have qualified.

(c)  Removal of Directors.

The stockholders of any class of stock may, by the affirmative vote of the holders of shares representing at least 80% of the outstanding shares of such class of stock, remove any Director or Directors of such class from office, for cause only and similarly elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Director or Directors.

ARTICLE VII:    Management of the Affairs of the Corporation.

(a)  Power Vested in Board.

All corporate powers and authority of the Corporation (except as at the time otherwise provided by statute, by the Charter or by the By-Laws) shall be vested in and exercised by the Board of Directors.

(b)  Power to Adopt By-Laws.

The Board of Directors shall have the power to adopt, alter or repeal the By-Laws of the Corporation except to the extent that the By-Laws otherwise provide.

(c)  Corporation’s Books and Accounts.

The Board of Directors shall have power from time to time to determine whether and to what extent, and at what times and places and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) or any of them shall be open to the inspection of stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except to the extent permitted by statute or the By-Laws.

(d)  Determination of Net Income, etc.

The Board of Directors shall have the power to determine, as provided herein or in any Articles Supplementary, or if provision is not so made, in accordance with generally accepted accounting principles, what constitutes net income, total assets and the net asset value of the shares of Common Stock of the Corporation.

(e)  Declaration of Dividends.

The Board of Directors shall have the power to declare and distribute dividends from funds legally available therefor in such amount, if any, and in such manner and to the stockholders of record as of such date, as the Board of Directors may determine.

ARTICLE VIII:    Special Vote of Stockholders.

(a)  Except as otherwise provided in this Article VIII, the vote of the holders of shares representing at least 80% of the outstanding shares of the Corporation’s Common Stock and Preferred Stock of all series voting as a single class shall be necessary to effect any of the following actions unless the Continuing Directors (as hereinafter defined) of the Corporation by a vote of at least 66 2/3% of such Directors, approve such action, in which case, except as otherwise required by law or the Charter of the Corporation (x) with respect to those matters and transactions for which a stockholder vote is required under Maryland law, the requisite vote shall be the vote of at least a majority of the outstanding shares of the Corporation’s Common Stock and Preferred Stock of all series voting as a single class, and (y) with respect to those matters and transactions for which a stockholder vote is not required under Maryland law, no stockholder vote will be required:

(i)  any amendment to the Corporation’s Charter to make the Corporation’s Common Stock a “redeemable security” (as such term is defined in the Investment Company Act of 1940) or to otherwise effect the conversion of the Corporation from closed-end to open-end status under the Investment Company Act of 1940;

(ii)  any amendment to the Corporation’s Charter to provide for fewer than three classes of Directors elected by the holders of Common Stock;

(iii)  any amendment to the Corporation’s Charter to reduce the 80% vote required by the holders of the Corporation’s Common Stock and Preferred Stock or the 66 2/3% vote required by the Continuing Directors pursuant to this Article VIII;

(iv)  any amendment to Article X of the Corporation’s Charter;

(v)  any stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation’s assets; or

(vi)  any Business Combination (as hereinafter defined).

(b)  For the purposes of this Article VIII:

(i)  “Business Combination” shall mean any of the transactions described or referred to in any one or more of the following subparagraphs:

(A)  any merger or consolidation of the Corporation with or into any other person;

(B)  the liquidation or dissolution of the Corporation;

(C)  any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Corporation having an aggregate Fair Market Value of $1,000,000 or more except for transactions of the Corporation effected in the ordinary course of the Corporation’s investment activities;

(D)  the issuance or transfer by the Corporation (in one transaction or a series of transactions) of any securities of the Corporation to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more excluding (1) sales of any securities of the Corporation in connection with a public offering thereof, (2) issuance of any securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation and (3) issuance of any securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation;

(ii)  “Continuing Director” shall mean any member of the Board of Directors of the Corporation who has been a member of the Board of Directors for a period of at least 12 months, or who is a successor of a Continuing Director and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

(iii)  “Person” shall mean an individual, a corporation, a trust or a partnership.

(c)  Except as otherwise provided in the Corporation’s Charter or as otherwise provided in the Investment Company Act of 1940, notwithstanding any provision of law requiring authorization of any action by a greater proportion than a majority of the total number of shares of all classes of the Corporation’s stock or of the total number of shares of any class of the Corporation’s stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of outstanding shares of all classes of the Corporation’s stock outstanding and entitled to vote thereon.

ARTICLE IX:    Liability; Indemnification.

(a)  Indemnification.

The Corporation, including its successors and assigns, shall indemnify its Directors and Officers and make advanced payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any Director, Officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article IX shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of the Corporation’s Charter shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

(b)  Liability for Money Damages.

To the fullest extend permitted by the MGCL and the Investment Company Act of 1940, as amended, no Director or Officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages. No amendment to the Corporation’s Charter or repeal of any of its provisions shall limit or eliminate the benefits provided to Directors and Officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

(c)  Reliance.

In performance of his duties, a director is entitled to rely on information, opinion, report, or statement, including any financial statement or other financial data, prepared by others, to the extent not inconsistent with the General Laws of the State of Maryland. A person who performs his duties in accordance with the standards of Article 2-405.1 of the MGCL or otherwise in accordance with applicable law shall have no liability by reason of being or having been a Director of the Corporation.

ARTICLE X:    Amendment.

(a)  Right to Amend.

The Corporation reserves the right to amend, alter, change or repeal any provision of the Corporation’s Charter (including any amendment that alters the contract rights, expressly set forth in the Charter, of any outstanding stock), and all rights conferred upon stockholders herein are granted subject to this reservation.

(b)  Required Vote.

The provisions of this Article X and Articles VI and VIII may not be amended, altered, changed or repealed except by the approval of holders of shares of stock representing at least 80% of the outstanding shares of Common Stock and Preferred Stock of all series voting as a single class.

ARTICLE XI:    References to Statutes, Articles, and By-Laws.

All references herein to statutes, the Charter or the By-Laws shall be deemed to refer to those statutes, the Charter or those By-Laws as they are amended and in effect from time to time.

ARTICLE XII:

The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of the following series of Preferred Stock are:

DESIGNATION

SERIES W-7: A series of up to 1,200 shares of preferred stock, par value $.001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated “Auction Market Preferred Stock, Series W-7.” Each share of Auction Market Preferred Stock, Series W-7 shall be issued on the Date of Original Issue (as herein defined); have an Initial Dividend Payment Date (as herein defined) of August 6, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Corporation’s Charter applicable to preferred stock of the Corporation, as are set forth in this Article XII. The Auction Market Preferred Stock, Series W-7 shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series W-7 shall be identical except as provided in paragraph 3 of this Article XII.

1.  Definitions.

(a)  Capitalized terms not defined in this paragraph 1 shall have the respective meanings specified in paragraph 8(a) of this Article XII. In this Article XII, unless the context or use indicates another or different meaning or intent, the following terms shall have the following meanings, whether used in the singular or plural:

“‘AA’ Composite Commercial Paper Rate,” on any Valuation Date, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated “AA” by S&P or “Aa” by Moody’s, or the equivalent of such rating by another nationally recognized rating agency or any Substitute Rating Agency selected by the Corporation, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted to the Auction Agent on a discount basis or otherwise by the Commercial Paper Dealers for the close of business on the Business Day immediately preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, the “AA” Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period Days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent on the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent on the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer then 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

“Accountant’s Confirmation” has the meaning set forth in paragraph 7(b)(iii) of this Article XII.

“Administrator” shall mean ~~Princeton Administrators, L.P.~~ Aberdeen Asset Management Inc. or any successor administrator to the Corporation who acts in such capacity.

“Affiliate” shall mean any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Corporation.

“Agent Member” means the member of the Securities Depository that will act on behalf of a Beneficial Owner or a Potential Beneficial Owner.

“AMPS” means the Auction Market Preferred Stock, Series W-7 of the Corporation, where appropriate, any other series of the Corporation’s Auction Market Preferred Stock.

“AMPS Basic Maintenance Amount” means, as of any Valuation Date, the dollar amount equal to the sum of (i) the product of the number of shares of AMPS outstanding on such Valuation Date multiplied by the sum of (A) $25,000 and (B) any applicable redemption premium attributable to the designation of a Premium Call Period; (ii) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of AMPS Outstanding, in each case, to (but not including) the end of the current Dividend Period that follows such Valuation Date; (iii) the aggregate amount of cash dividends that would accumulate at the then current Maximum Applicable Rate on any shares of AMPS Outstanding from the end of such Dividend Period through the 48th day after such Valuation Date, multiplied by the larger of the potential dividend rate increase factors (currently 304%) determined from time to time by ~~Moody’s and S&P~~ the Rating Agencies (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (iv) the aggregate principal amount of any then-outstanding indebtedness of the Corporation for money borrowed; (v) the amount of anticipated expenses of the Corporation for the 90 days subsequent to such Valuation Date; ~~and~~ (vi) the aggregate amount of termination values (equivalent to the present value of future cash flows over the remaining life of the contract) or each AMPS Interest Rate Swap then in effect; and (vii) the greater of $50,000 or the Corporation’s current liabilities as of such Valuation Date not otherwise reflected in any of (i) through ~~(v)~~ (vi) above.

“AMPS Basic Maintenance Cure Date,” with respect to the failure by the Corporation to maintain the AMPS Basic Maintenance Amount (as required by paragraph 7(b) of this Article XII) as of a given Valuation Date, means the fifth Business Day following such Valuation Date.

“AMPS Basic Maintenance Report” means a report executed by the Corporation with respect to the valuation (in U.S. dollars) of the Eligible Portfolio Property, as described in paragraph 7(b) of this Article XII; provided, that all or any portion of any such report may be prepared by the Custodian, Aberdeen Asset Management Limited, the Administrator and/or Aberdeen Asset ~~Managers (CI)~~ Management Asia Limited; provided further that such AMPS Basic Maintenance Report may be delivered to the Auction Agent and the Rating Agencies in summary form, however, the Corporation shall retain a copy of the full AMPS Basic Maintenance Report in its files and make such report available to its Independent Accountants and the Rating Agencies upon their request.

“AMPS Interest Rate Swap” means a contractual agreement whereby the Corporation contracts with an Eligible AMPS Interest Rate Swap Counterparty to engage, for a period of time not to exceed ~~two~~ five years, in an interest rate swap with a notional value of up to ~~one-third~~ 100% of the value of the aggregate liquidation preference of all of the AMPS (in any and all series) Outstanding at the time the interest rate swap commences. The Corporation may not enter into an AMPS Interest Rate Swap if, once the transaction has been consummated, the total of all outstanding AMPS Interest Rate Swaps have a notional value of more than 100% of the aggregate liquidation preference of all of the AMPS (in any and all series) then Outstanding. If the Corporation fails to maintain the AMPS Basic Maintenance Amount (as required by paragraph 7~~(b) of this Article XII~~) hereof) as of each Valuation Date, and will not be able to cure such failure by the AMPS Basic Maintenance Cure Date, the Corporation must terminate any then-outstanding AMPS Interest Rate Swaps by the close of business on the AMPS Basic Maintenance Cure Date. If any of the shares of AMPS are redeemed by the Corporation for any reason other than the failure to maintain the AMPS Basic Maintenance Amount, the Corporation must terminate a portion of the then outstanding AMPS Interest Rate Swaps in the amount necessary to assure that the total of all outstanding AMPS Interest Rate Swaps have a notional value of not more than 100% of the aggregate liquidation preference of all of the AMPS (in any and all series) Outstanding following the redemption of AMPS. Assets segregated or earmarked by the Corporation to cover the AMPS Interest Rate Swaps may not be included in the determination of Eligible Portfolio Property.

“ANNIE MAEs” are securities issued against mortgage pools by Australian National Mortgage Pool Agency Ltd., an affiliate of Security Pacific National Bank.

“Annual Valuation Date” shall mean, so long as any shares of AMPS are Outstanding, the last Valuation Date of each fiscal year of the Corporation.

“Applicable Percentage” has the meaning set forth in paragraph 8(a)(vii) of this Article XII.

“Applicable Rate” means the rate per annum at which cash dividends are payable on the AMPS for any Dividend Period, which rate, after the Initial Dividend Period, shall be determined by the Auction Agent in accordance with paragraph 8(d) of this Article XII.

“Applicable Spread” has the meaning set forth in paragraph 8(a)(vii) of this Article XII.

“Asian Yankee Bonds” means, in the case of Moody’s, Yankee Bonds that are issued by companies from China, Hong Kong, India, Indonesia, Korea, Malaysia, Thailand and The Philippines and such other countries as are approved in writing by Moody’s from time to time, and, in the case of S&P, Yankee Bonds that are (i) issued by issuers from China, Hong Kong, India, Indonesia, Korea, Malaysia, Thailand and The Philippines and such other countries as are approved in writing by S&P from time to time, and (ii) are subject to the following ratings limitations (which are cumulative):

Rating	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level
Aa3/AA- or better	100%
Below Aa3/AA-	50%
Below A3/A-	25%
Below BBB3/BBB-	10%

“Auction” means each operation of the Auction Procedures.

“Auction Agent” means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Corporation or a duly authorized committee thereof enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, paying agent and redemption agent for the AMPS.

“Auction Date” has the meaning specified in paragraph 8(a) of this Article XII.

“Auction Procedures” means the procedures for conducting Auctions set forth in paragraph 8 of this Article XII.

“Australian Bank Bills” means bills of exchange (as defined in the Bills of Exchange Act of the Commonwealth of Australia) issued, accepted or endorsed by Australian banks with (x) in the case of S&P (i) a rating from S&P at least as high as S&P’s then- current rating for the AMPS or (ii) in the case of any Bank Bill with a remaining term to maturity from the Valuation Date of 365 days or less, a rating from S&P at least as high as S&P’s short term rating comparable to its then-current rating for the AMPS and (y) in the case of Moody’s (i) a long term foreign currency debt rating from Moody’s of at least Aa2 or (ii) in the case of any Bank Bill with a remaining term to maturity from the Valuation Date of 180 days or less, a rating from Moody’ s of Prime-1 or (iii) any other rating as Moody’s shall approve in writing.

“Australian Convertible or Exchangeable Eurobonds” means securities which are denominated in Australian Currency issued by the New South Wales Treasury Corporation or the Queensland Treasury Corporation which confer upon the holder an option to exchange such securities for, respectively, a like principal amount of New South Wales Treasury Inscribed Stock or Queensland Treasury Corporation Inscribed Stock of identical maturity and coupon.

“Australian Corporate Bonds” means debt obligations of Australian corporations (other than Australian Government Securities, Australian Semi-Government Securities, Australian Bank Bills, Australian Eurobonds, Australian Exchangeable Eurobonds and Australian Short Term Securities) provided, that such debt obligations shall not be deemed to be Eligible Portfolio Property by S&P unless they have the following characteristics: (a) the principal amount outstanding on the Valuation Date is at least equal to A$50 million, (b) the security is publicly traded, (c) the security is non-callable, or, if the security is callable, the basis for pricing is to the call date, (d) the security has a Tender Panel, (e) the maturity date of the security is not later than the 10th anniversary of the Valuation Date of such security and (f) the security is issued by one of the following issuers:

(i)  Issuers with a public long term S&P rating or whose parent has a public long term rating and there is an explicit guarantee backing the subsidiary’s debt service payments (“Guaranteed Australian Corporate Bonds”). These issuers currently include:

FANMAC Premier Trust Co. No. 1-22 and any subsequent issues rated by S&P—Australian Ratings

Ford Credit Australia

National Australia Bank

Commonwealth Bank of Australia

Telstra Corp. Limited

(ii)  Issuers, which shall be designated in writing from time to time by S&P, without a public long term S&P rating but whose parent has a long term S&P rating but has not explicitly guaranteed the subsidiary’s debt service payments (“Non-Guaranteed Corporate Bonds”).

In addition, if the determination is being made for S&P, (a) not more than 10% of the aggregate Discounted Value of the Eligible Portfolio Property of the Corporation can consist of Australian Corporate Bonds issued by a single issuer, (b) not more than 50% (if the issue is rated AAA by S&P) or 33.3% (if the issue is rated AA or A by S&P) or 20% (if the issue is rated BBB by S&P) of the aggregate Discounted Value of the Eligible Portfolio Property of the Corporation can consist of Australian Corporate Bonds from issues representing a single industry, (c) not more than 5% of the then-outstanding principal amount of any one issue can be included in Eligible Portfolio Property, (d) not more than 20% of the outstanding aggregate principal amount of the Australian Corporate Bonds held by the Corporation and included in Eligible Portfolio Property shall be comprised of securities with a then-outstanding issue size of less than A$100 million, and (e) such corporate debt obligations are subject to the following ratings limitations (which are cumulative):

Rating	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level
Aa3/AA- or better	100%
Below Aa3/AA-	50%
Below A3/A-	25%
Below BBB3/BBB-	10%

“Australian Currency” means such coin or currency of Australia as at the time shall be legal tender for payment of public and private debts, as well as cash deposits with Offshore Banking Units of Banque Nationale de Paris.

“Australian Eurobonds” means, in the case of Moody’s, debt securities (including Australian Exchangeable Eurobonds) which are denominated in Australian Currency and which have the following characteristics: (a) the principal amount outstanding on the Valuation Date is at least equal to A$50 million, (b) the security is publicly traded, (c) the security is non-callable, and (d) 90% or more of the Australian Eurobonds meeting the qualifications of clauses (a) and (b) are rated at least Aa2 by Moody’s; and in the case of S&P, debt securities (including guaranteed and non-guaranteed Eurobonds) which are denominated in Australian Currency, and which have the following characteristics: (a) the principal amount outstanding on the Valuation Date is at least equal to A$50 million, (b) the security is publicly tradable, (c) the security is non-callable, or, if the security is callable, the basis for pricing is to the call date, (d) the maturity date of the security is not later than the 10th anniversary of the Valuation Date of such security, and (e) the security is issued by one of the following issuers:

(i)  Issuers with a public long term S&P rating or whose parent has a public long term S&P rating and there is an explicit guarantee backing the subsidiary’s debt service payments (“Guaranteed Australian Eurobonds”). These issuers currently include:

ABN Amro Australia Ltd.	Mobil Australia Finance Company Inc.
ANZ Banking Group	National Australian Bank
Australian Industry Development Corp.	New South Wales Treasury Corp.
Australian Telecom	Primary Industry Bank Australia Ltd.
Barclays Bank Plc	Prudential Funding Corp.
Coca Cola Amatil Ltd.	Rural & Industry Bank of Western Australia
Commerzbank US Finance Inc.	South Australia Government Financing Authority
Commonwealth Bank of Australia	SBC Warburg Australia Holdings Ltd.
Eksportfinas A/S	Shell Australia Ltd.
Eurofina	State Bank of New South Wales
European Investment Bank	State Bank of South Australia Ltd.
Export Finance & Insurance Corp.	State Electricity of Victoria
Federal Airports Corp.	Sweden (Kingdom of)
Finnish Export Credit Corp.	Swedish Export Credit Corp.
General Electric Capital Corp.	Tasmanian Public Finance Corp.
GG Securities Ltd.	Toronto Dominion Australia Ltd.
Guiness Finance BV	Toyota Finance Australia Ltd.
International Bank for Reconstruction and Development	Treasury Corporation of Victoria
McDonald’s Australia Ltd.	Western Australian Treasury Corp.

(ii)  Issuers, which shall be designated in writing from time to time by S&P, without a public long term S&P rating but whose parent has a long term S&P rating but has not explicitly guaranteed the subsidiary’s debt service payments (“Australian Non-Guaranteed Eurobonds”).

In addition, if the determination is being made by S&P, (a) not more than 10% of the aggregate Discounted Value of the Eligible Portfolio Property of the Corporation can consist of Australian Eurobonds from a single issuer, (b) not more than 50% (if the issue is rated AAA by S&P) or 33.3% (if the issue is rated AA or A by S&P) or 20% (if the issue is rated BBB by S&P) of the aggregate Discounted Value of the Eligible Portfolio Property of the Corporation can consist of Australian Eurobonds from issues representing a single industry, (c) not more than 5% of the then outstanding principal amount of any one issue can be included in Eligible Portfolio Property, (d) not more than 20% of the outstanding aggregate principal amount of the Australian Eurobonds held by the Corporation and included in Eligible Portfolio Property shall be comprised of securities with an outstanding issue size of less than A$50 million, and (e) such Australian Eurobonds are subject to the following ratings limitations (which are cumulative):

Rating	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level
Aa3/AA- or better	100%
Below Aa3/AA-	50%
Below A3/A-	25%
Below BBB3/BBB-	10%

“Australian Government Securities” means, in the case of S&P, all publicly traded securities issued and guaranteed by the Government of the Commonwealth of Australia with fixed maturities (i.e., no perpetuals) and in the case of Moody’s, any publicly traded security which is (i) either issued by the Government of the Commonwealth of Australia and is rated Aa by Moody’s or is guaranteed by the Government of the Commonwealth of Australia, (ii) is denominated and payable in Australian Currency or is convertible into a security constituting Eligible Portfolio Property by Moody’s, and (iii) is not a variable rate, index-linked, zero coupon or stripped security.

“Australian Ratings” means Australian Ratings Pty. Ltd. or its successors

“Australian Securities” means ANNIE MAEs, Australian Bank Bills, Australian Convertible or Exchangeable Eurobonds, Australian Corporate Bonds, Australian Eurobonds, Australian Government Securities, Australian Semi-Government Securities, Australian Short Term Securities, MMSs, MTCs and NMMC Securities.

“Australian Semi-Government Securities” means publicly traded semi-government securities with a fixed maturity (i.e., no perpetuals) issued by the following entities which, except as indicated are explicitly guaranteed by the Government of the Commonwealth of Australia or the respective Australian State and which, in the case of S&P, include Australian Exchangeable Eurobonds and in the case of Moody’s are (i) either rated Aa by Moody’s or are guaranteed by either the Commonwealth of Australia and rated Aa or any semi-sovereign Australian entity whose domestic long term debt is rated Aa by Moody’s, (ii) are denominated and payable in Australian currency or are convertible into a security constituting Eligible Portfolio Property by Moody’s, and (iii) are not a variable rate, index-linked, zero coupon or stripped security.

(1)    Electricity Trust of South Australia, a body established under the Electricity Trust of South Australia Act 1946 (South Australia).

(2)    New South Wales Treasury Corporation, a corporation constituted under section 4 of the Treasury Corporation Act of 1983 (New South Wales), including its Australian Convertible Eurobond issues, in the case of S&P.

(3)    A Territory authority being an authority within the meaning of that term under section 43 of the Northern Territory (Self Government) Act (Commonwealth) provided that the specific issue is guaranteed by the Treasurer of the Commonwealth of Australia.

(4)    Queensland Treasury Corporation, a corporation established under the Treasury Corporation Act 1988 (Qld), including its Australian Convertible Eurobond issues, in the case of S&P.

(5)    South Australian Government Financing Authority, an authority established under the Government Financing Authority Act 1982 (South Australia).

(6)    State Electricity Commission of Victoria, a commission established under the State Electricity Commission Act 1958 (Victoria).

(7)    The Australian Telecommunications Commission, a commission established under section 4 of the Telecommunications Act 1975 (Commonwealth).

(8)    (with respect to S&P only) and without any guarantee by the Commonwealth of Australia or the respective Australian State: Australian and Overseas Telecommunications Corporation, Limited.

(9)    Victorian Public Authorities Finance Agency, an agency constituted under section 3 of the Victorian Public Authorities Act 1984 (Victoria).

(10) Australian Industry Development Corporation, a body established under section 5 of the Australian Industries Development Corporation Act (Commonwealth).

(11) The Western Australian Treasury Corporation.

(12) Tasmanian

(13) Public Finance Corp.

(14) (with respect to S&P only) FANMAC Premier Trust Co. (Nos. 1-22) and any subsequent issues rated by S&P—Australian Ratings.

(15) (with respect to S&P only) Australian Wool Corporation.

(16) Commonwealth Bank of Australia.

(17) State Bank of New South Wales.

(18) Securities issued by the Australian State Government of Victoria through the Treasury Corporation of Victoria.

“Australian Short Term Securities” means promissory notes and other short term commercial paper issued by Australian institutions which, for purposes of S&P, are rated A-1+ by S&P or have a long term rating from S&P at least as high as their then-current comparable rating of AMPS and, for purposes of Moody’s, are rated Prime-1 by Moody’s or have a long term foreign currency debt rating from Moody’s of at least Aa3 and a maturity of less than 270 days in the case of commercial paper.

“Authorized Newspaper” means The Wall Street Journal, or if not published on such date, The New York Times, or if neither of such papers is published on such date, a newspaper, printed in the English language, of general circulation in the Borough of Manhattan, the City of New York, that carries financial news and is customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

“Beneficial Owner” means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.

“Board of Directors” means the Board of Directors of the Corporation or, except as used in paragraphs 3(a) and 6 of this Article XII, any duly authorized and empowered committee thereof, including the AMPS Pricing Committee.

“Brady Bonds” means debt obligations, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan” that are rated A- or better by S&P.

“Broker-Dealer” shall mean any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 8 of this Article XII, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

“Broker-Dealer Agreement” shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 8 of this Article XII.

“Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which it is authorized or obligated by law to close.

“Canadian Currency” means such coin or currency of Canada as at the time shall be legal tender for payment of public and private debts, as well as time deposits denominated in such currency.

“Canadian Government Securities” means, in the case of S&P, all publicly traded securities issued and guaranteed by the Government of Canada with fixed maturities (i.e., no perpetuals) and which is non-callable and in the case of Moody’s, (i) any publicly traded security which is either issued by the Government of Canada and is rated at least Aa1 by Moody’s or is guaranteed by the Government of Canada or any semi-sovereign Canadian entity whose domestic currency long term debt is rated at least Aa1 by Moody’s, (ii) is denominated and payable in Canadian currency or is convertible into a security constituting Eligible Portfolio Property by Moody’s, and (iii) is not a variable rate, index-linked, zero coupon or stripped security.

“Canadian Provincial Securities” means securities which are denominated and payable in Canadian Currency, and are direct obligations of, or fully guaranteed by, the full faith and credit of the appropriate Canadian Province, (including securities issued by provincially owned crown corporations carrying the same rating as the appropriate Canadian Province) (i) provided, that in the case of Moody’s, the appropriate Province is rated at least Baa1 by Moody’s, the securities are not callable or pay-in-kind of zero coupon bonds, and, provided further, that the minimum issue size for Newfoundland, Prince Edward Island, Nova Scotia and New Brunswick Canadian Provincial Securities is C$150 million and for other Canadian Provincial Securities is C$500 million, that investment in Newfoundland, Prince Edward Island, Nova Scotia and New Brunswick Canadian Provincial Securities is limited to 6.25% of total Eligible Portfolio Property and that investments in a single Province rated Baa1 shall not exceed 5% of total Eligible Portfolio Property; investments in a single Province rated Baa1 or A shall not exceed in the aggregate 15% of total Eligible Portfolio Property; investments in a single Province rated Baa1, A or Aa shall not exceed in the aggregate 20% of total Eligible Portfolio Property and investments in a single Province rated Baa1, A, Aa or Aaa shall not exceed in the aggregate 25% of total Eligible Portfolio Property, and (ii) provided that, in the case of S&P, Canadian Provincial Securities do not include securities issued by Prince Edward Island, that the appropriate Province has a senior unsecured rating of at least “BBB” and provided further, that such security is publicly traded, is a non-callable domestic or global issue, has a minimum issue size of $100 million and, in the case of securities issued by the Province of Ontario or Quebec, such securities represent no more than 25% of the assets of the Corporation and, in the case of any other Canadian Province, represent no more than 15% of the assets of the Corporation.

“Canadian Securities” means Canadian Government Securities and Canadian Provincial Securities.

“Cash” means such coin or currency of the United States of America as at the time shall be legal tender for payment of public and private debts.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commercial Paper Dealers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Corporation may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means shares of the Common Stock of the Corporation.

“Commonwealth Yankee Bonds” means, in the case of Moody’s, Yankee Bonds that are issued by companies from Australia, Canada, New Zealand and the United Kingdom and such other countries as are approved in writing by Moody’s from time to time, and, in the case of S&P, Yankee Bonds that are (i) issued by issuers from Australia, Canada, New Zealand and the United Kingdom and such other countries as are approved in writing by S&P from time to time, and (ii) are subject to the following ratings limitations (which are cumulative):

Rating	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level
Aa3/AA- or better	100%
Below Aa3/AA-	50%
Below A3/A-	25%
Below BBB3/BBB-	10%

“Corporate Bonds” means debt obligations of U.S. corporations (other than Short Term Money Market Instruments or U.S. Government Obligations), which corporate debt obligations (a) provide for the periodic payment of interest thereon in cash, (b) do not provide for conversion or exchange into equity capital at any time over their respective lives, (c) have been registered under the

Securities Act of 1933, as amended, and (d) have not had notice given in respect thereof that any such corporate debt obligations are the subject of an offer by the issuer thereof or exchange or tender for cash, securities or any other type of consideration (except that corporate debt obligations and Yankee Bonds, together, in an amount not exceeding 10% of the aggregate value of the Corporation’s assets at any time shall not be subject to the provisions of this clause (d)). Such corporate debt obligations are subject to the following ratings limitations (which are cumulative) in the case of Moody’s and S&P, respectively:

Rating	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level for Moody’s	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level for S&P
Aa3/AA- or better	100%	100%
Below Aa3/AA-	0%	50%
Below A3/A-	0%	25%
Below BBB3/BBB-	0%	10%

In addition, no corporate debt obligation held by the Corporation shall be deemed a Corporate Bond (i) if it fails to meet the criteria in column (1) below or (ii) to the extent (and only to the proportionate extent) the acquisition or holding thereof by the Corporation causes the Corporation to exceed any applicable limitation set forth in column (2) or (3) below as of any relevant Valuation Date (provided that in the event that the Corporation shall exceed any such limitation, the Corporation shall designate, in its sole discretion, the particular Corporate Bond(s) and/or portions thereof which shall be deemed to have caused the Corporation to exceed such limitation):

	Column 1	Column 2	Column 3
Rating(1)	Minimum Original Issue Size of Each Issue ($ in millions)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Issuer(2)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Industry Category(2)
Aaa/AAA	$100	10.0%	50.0%
Aa/AA	$100	10.0%	33.3%

(1)	In the event that a Corporate Bond has received a different rating from each of the Rating Agencies, the lower of the two ratings will be controlling. Rating designations include (+) or (-) modifiers to the rating where appropriate.
(2)	The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

“Cure Date” means the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

“Custodian” means State Street Bank and Trust Company or any successor custodian to the Corporation who acts in such capacity.

“Date of Original Issue” means, with respect to any share of AMPS, the date on which the Corporation originally issues such share.

“Deposit Securities” means Cash, U.S. Government Obligations, Repurchase Agreements and Short Term Money Market Instruments. Except for purposes of determining compliance with the AMPS Basic Maintenance Amount, each Deposit Security shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

“Derivatives” include options, options on currency, futures (including, but not limited to, U.S. Treasury Bond futures), options on futures, forward contracts (including, but not limited to, Forward Contracts as defined herein), forward currency contracts, interest rate swaps, currency swaps, other types of swaps (including, but not limited to, swaps on securities, financial commodities and indices), caps, collars, floors and currency-linked notes.

“Discount Factor” means, for any asset held by the Corporation, the number set forth opposite each such type of asset in the following table or such other factor required under the guidelines established by the Rating Agencies from time to time (it being understood that any asset held by the Corporation and either not listed in the following table or not identified as a type of Eligible Portfolio Property in writing by a Rating Agency shall have a Discounted Value of zero for each such Rating Agency).:

Issue Size	Term to Maturity	Moody’s Discount Factor		S&P Discount Factor
Cash and Short Term Money Market Instruments: (other than commercial paper)
N/A	<= 46 days	1.000	(1)	1.000
Commercial Paper:
N/A	<= 46 days	1.150		1.000
Repurchase Agreements:
N/A	N/A	1.000		1.000
Australian Government Securities: (2)
Any	< 46 days	1.000	(1)	1.000
< A$100,000,000	>= 46 days, <= 2 years	1.730		1.470
>= A$100,000,000, <= A$150,000,000	>= 46 days, <= 2 years	1.730		1.340
> A$150,000,000	>= 46 days, <= 2 years	1.520		1.340
< A$100,000,000	> 2 years, <= 5 years	1.730		1.580
>= A$100,000,000, <= A$150,000,000	> 2 years, <= 5 years	1.730		1.436
> A$150,000,000	> 2 years, <= 5 years	1.520		1.436
< A$100,000,000	> 5 years, <= 10 years	1.730		1.608
>= A$100,000,000, <= A$150,000,000	> 5 years, <= 10 years	1.730		1.462
> A$150,000,000	> 5 years, <= 10 years	1.520		1.462
< A$100,000,000	> 10 years, <= 20 years	1.730		1.679
>= A$100,000,000, <= A$150,000,000	> 10 years, <= 20 years	1.730		1.526
> A$150,000,000	> 10 years, <= 20 years	1.520		1.526
Australian Semi-Government Securities: (2)(3) (other than of Tasmania in the case of both Moody’s and S&P, and of the Australian State Government of Victoria in the case of Moody’s)
Any	< 46 days	1.000	(1)	1.000
< A$100,000,000	>= 46 days, <= 2 years	1.730		1.639
>= A$100,000,000, <= A$150,000,000	>= 46 days, <= 2 years	1.730		1.490
> A$150,000,000	>= 46 days, <= 2 years	1.520		1.490
< A$100,000,000	> 2 years, <= 5 years	1.730		1.745
>= A$100,000,000, <= A$150,000,000	> 2 years, <= 5 years	1.730		1.586
> A$150,000,000	> 2 years, <= 5 years	1.520		1.586
< A$100,000,000	> 5 years, <= 10 years	1.730		1.773
>= A$100,000,000, <= A$150,000,000	> 5 years, <= 10 years	1.730		1.612
> A$150,000,000	> 5 years, <= 10 years	1.520		1.612
< A$100,000,000	> 10 years, <= 20 years	1.730		1.844
>= A$100,000,000, <= A$150,000,000	> 10 years, <= 20 years	1.730		1.676
> A$150,000,000	> 10 years, <= 20 years	1.520		1.676
Australian Semi-Government Securities: (2)(4) (Tasmanian and, with respect to Moody’s only, Australian Semi-Government Securities issued by the Australian State Government of Victoria)
Any	< 46 days	1.050		1.000
< A$100,000,000	>= 46 days, <= 2 years	1.820		1.694
>= A$100,000,000, <= A$150,000,000	>= 46 days, <= 2 years	1.820		1.540
> A$150,000,000	>= 46 days, <= 2 years	1.600		1.540
< A$100,000,000	> 2 years, <= 5 years	1.820		1.800
>= A$100,000,000, <= A$150,000,000	> 2 years, <= 5 years	1.820		1.636
> A$150,000,000	> 2 years, <= 5 years	1.600		1.636
< A$100,000,000	> 5 years, <= 10 years	1.820		1.828
>= A$100,000,000, <= A$150,000,000	> 5 years, <= 10 years	1.820		1.662
> A$150,000,000	> 5 years, <= 10 years	1.600		1.662
< A$100,000,000	> 10 years, <= 20 years	1.820		1.899
>= A$100,000,000, <= A$150,000,000	> 10 years, <= 20 years	1.820		1.726
> A$150,000,000	> 10 years, <= 20 years	1.600		1.726

Issue Size	Term to Maturity	Moody’s Discount Factor		S&P Discount Factor
Australian Bank Bills:
N/A	<= 46 days	1.000	(1)	1.000
N/A	47-56 days	1.350		1.400
N/A	57-90 days	1.350		1.400
N/A	91-180 days	1.350		1.450
Australian Currency:
N/A	N/A	1.350	(5)	1.570
Australian Eurobonds:
N/A	<= 7 year	1.600		(6)(7)
N/A	> 7 years	2.000		(6)(7)
Australian Convertible or Exchangeable Eurobonds:
		(8)		(9)
Guaranteed Australian Eurobonds: (6)
<= A$50,000,000	> 56 days	N/A		2.000
> A$50,000,000	> 56 days	N/A		1.900
Any	< 56 days	N/A		1.000
Australian Non-Guaranteed Eurobonds: (6)
<= A$50,000,000	> 56 days	N/A		2.150
> A$50,000,000	> 56 days	N/A		2.000
Any	< 56 days	N/A		1.000
Guaranteed Australian Corporate Bonds: (6)
<= A$100,000,000	> 56 days	N/A		1.700
> A$100,000,000	> 56 days	N/A		1.600
Any	< 56 days	N/A		1.000
Non-Guaranteed Australian Corporate Bonds: (6)
<= A$100,000,000	> 56 days	N/A		1.800
> A$100,000,000	> 56 days	N/A		1.700
Any	< 56 days	N/A		1.000
Canadian Currency
N/A	N/A	1.070		1.110
Canadian Government Securities: (10)(11)
Any	< 46 days	1.000	(1)	1.000
< C$200,000,000	>= 46 days, < 3 years	1.290		N/A
>= C$200,000,000, < C$500,000,000	>= 46 days, < 3 years	1.290		1.203
>= C$500,000,000	>= 46 days, < 3 years	1.290		1.094
< C$200,000,000	>= 3 years, < 5 years	1.420		N/A
>= C$200,000,000, < C$500,000,000	>= 3 years, < 5 years	1.420		1.305
>= C$500,000,000	>= 3 years, < 5 years	1.420		1.186
< C$200,000,000	>= 5 years, < 7 years	1.420		N/A
>= C$200,000,000, < C$500,000,000	>= 5 years, < 7 years	1.420		1.305
>= C$500,000,000	>= 5 years, < 7 years	1.420		1.186
< C$200,000,000	>= 7 years, < 10 years	1.510		N/A
>= C$200,000,000, < C$500,000,000	>= 7 years, < 10 years	1.510		1.305
>= C$500,000,000	>= 7 years, < 10 years	1.510		1.186
< C$200,000,000	>= 10 years, < 15 years	1.510		N/A
>= C$200,000,000, < C$500,000,000	>= 10 years, < 15 years	1.510		1.459
>= C$500,000,000	>= 10 years, < 15 years	1.510		1.326
< C$200,000,000	>= 15 years	1.820		N/A
>= C$200,000,000, < C$500,000,000	>= 15 years	1.820		1.459
>= C$500,000,000	>= 15 years	1.820		1.326

Issue Size	Term to Maturity	Moody’s Discount Factor		S&P Discount Factor
Canadian Provincial Securities: (S&P only) (10)(11)
Any	< 46 days	N/A		1.000
>= C$100,000,000	>= 46 days, < 3 years	N/A		1.286
>= C$100,000,000	>= 3 years, < 5 years	N/A		1.286
>= C$100,000,000	>= 5 years, < 7 years	N/A		1.312
>= C$100,000,000	>= 7 years, < 10 years	N/A		1.312
>= C$100,000,000	>= 10 years, < 15 years	N/A		1.426
>= C$100,000,000	>= 15 years	N/A		1.426
Canadian Provincial Securities: (Moody’s only) (10)(11)
Any	< 46 days	1.000	(1)	N/A
>= C$500,000,000	>= 46 days, < 3 years	1.290		N/A
>= C$500,000,000	>= 3 years, < 5 years	1.420		N/A
>= C$500,000,000	>= 5 years, < 7 years	1.420		N/A
>= C$500,000,000	>= 7 years, < 10 years	1.510		N/A
>= C$500,000,000	>= 10 years, < 15 years	1.510		N/A
>= C$500,000,000	>= 15 years	1.820		N/A
GNMA Certificates with fixed interest rates:
N/A	N/A	1.500		1.300
GNMA Certificates with adjustable interest rates:
N/A	N/A	1.450		1.300
FHLMC and FNMA Certificates with fixed interest rates:
N/A	N/A	1.590		1.350
FHLMC and FNMA Certificates with adjustable interest rates:
N/A	N/A	1.290		1.350
FHLMC Multifamily Securities:
N/A	N/A	1.650		1.650
FHLMC and FNMA Certificates with variable interest rates:
N/A	N/A	1.500		1.350
GNMA Graduated Payment Securities: (12)(13)
N/A	N/A	1.500		1.500
United Kingdom Currency:
N/A	N/A	1.160		1.600
United Kingdom Government Securities: (14)
Any	< 46 days	1.000	(1)	1.000
<= £500,000,000	>= 46 days, < 3 years	1.440		N/A
>= £500,000,000, < £700,000,000	>= 46 days, < 3 years	1.440		1.415
>=£700,000,000	>= 46 days, < 3 years	1.440		1.286
<= £500,000,000	>= 3 years, < 5 years	1.530		N/A
>= £500,000,000, < £700,000,000	>= 3 years, < 5 years	1.530		1.415
>=£700,000,000	>= 3 years, < 5 years	1.530		1.286
<= £500,000,000	>= 5 years, < 7 years	1.630		N/A
>= £500,000,000, < £700,000,000	>= 5 years, < 7 years	1.630		1.443
>=£700,000,000	>= 5 years, < 7 years	1.630		1.312
<= £500,000,000	>= 7 years, < 10 years	1.680		N/A
>= £500,000,000, < £700,000,000	>= 7 years, < 10 years	1.680		1.443
>=£700,000,000	>= 7 years, < 10 years	1.680		1.312
<= £500,000,000	>= 10 years, < 15 years	1.680		N/A
>= £500,000,000, < £700,000,000	>= 10 years, < 15 years	1.680		1.507
>=£700,000,000	>= 10 years, < 15 years	1.680		1.370
<= £500,000,000	>= 15 years	1.680		N/A
>= £500,000,000, < £700,000,000	>= 15 years	1.680		1.569
>=£700,000,000	>= 15 years	1.680		1.426

Issue Size	Term to Maturity	Moody’s Discount Factor		S&P Discount Factor
U.S. Government Obligations:
Any	<= 90 days	1.060		1.000
Any	> 90 days, <= 1 year	1.060		1.060
Any	> 1 year, <= 2 years	1.110		1.200
Any	> 2 years, <= 3 years	1.150		1.200
Any	> 3 years, <= 4 years	1.200		1.200
Any	> 4 years, <= 5 years	1.240		1.200
Any	> 5 years, <= 7 years	1.290		1.250
Any	> 7 years, <= 10 years	1.340		1.250
Any	> 10 years, <= 15 years	1.370		1.300
Any	> 15 years, <= 20 years	1.410		1.380
Any	> 20 years, <= 30 years	1.420		1.380
Brady Bonds: (6)
		N/A		(15)
Asian Yankee Bonds and Commonwealth Yankee Bonds: (Moody’s only)
Issued by Australia, Canada, China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Thailand, The Philippines and the United Kingdom		2.400		N/A
Asian Yankee Bonds and Commonwealth Yankee Bonds: (S&P only)
Issued by Australia, Canada, China, Hong Kong, India, Indonesia, Korea, Malaysia, New Zealand, Thailand, The Philippines and the United Kingdom	AAA	N/A		1.420
	AA	N/A		1.470
	A	N/A		1.520
	BBB	N/A		1.570
	BB	N/A		1.640
	B	N/A		1.710
	B-	N/A		1.780
	CCC+	N/A		1.850
AMPS Interest Rate Swaps:
<=  ~~1/3~~ 100% liquidation value of outstanding AMPS	<= ~~2~~ 5 years	1.18/1.22/1.39	(16)	1.0526	(17)
New Zealand Government Securities: (18)
Any	< 46 days	1.000	(1)	1.000
< NZ$100,000,000	>= 46 days, <= 2 years	1.730		1.470
>= NZ$100,000,000, <= NZ$150,000,000	>= 46 days, <= 2 years	1.730		1.340
> NZ$150,000,000	>= 46 days, <= 2 years	1.520		1.340
< NZ$100,000,000	> 2 years, <=5 years	1.730		1.580
>= NZ$100,000,000, <= NZ$150,000,000	> 2 years, <= 5 years	1.730		1.436
> NZ$150,000,000	> 2 years, <= 5 years	1.520		1.436
< NZ$100,000,000	> 5 years, <= 10 years	1.730		1.608
>= NZ$100,000,000, <= NZ$150,000,000	> 5 years, <= 10 years	1.730		1.462
> NZ$150,000,000	> 5 years, <= 10 years	1.520		1.462
< NZ$100,000,000	> 10 years, <= 20 years	1.730		1.679
>= NZ$100,000,000, <= NZ$150,000,000	> 10 years, <= 20 years	1.730		1.526
> NZ$150,000,000	> 10 years, <= 20 years	1.520		1.526

(1)	In the case of Moody’s, the remaining term to maturity of Eligible Portfolio Property with a Moody’s Discount Factor of 1.000 shall be measured from the last Valuation Date on which the AMPS Basic Maintenance Amount was met for the purpose of determining the number of shares of AMPS to be redeemed which would result in satisfaction of the AMPS Basic Maintenance Amount.
(2)	Provided that in the case of S&P, the current outstanding issue size (as determined on each ~~Quarterly Surprise~~ Annual Valuation Date) is equal to or greater than A$10,000,000.
(3)	Excluding securities of Hydro-Electricity Commission of Tasmania, Tasmanian Public Finance Corp. and Tasmanian Development Authority.

(4)	Including securities of Hydro-Electricity Commission of Tasmania, Tasmanian Public Finance Corp. and Tasmanian Development Authority.
(5)	If any Overseas Banking Unit constituting Australian Currency has a maturity of more than 46 days from the Valuation Date, the principal amount of the cash deposit shall be offset by an amount equal to the penalty for early withdrawal and in the event interest earned on any Overseas Banking Unit is not exempt from interest withholding tax, the Corporation may not include interest earned as a component of the value of the deposit unless taxes incurred on interest earned have been paid.
(6)	The discount factor in the table assumes that the security has a rating of Aa3 or better in the case of Moody’s and AA- or better in the case of S&P. In the case of S&P, these types of securities may be contained in Eligible Portfolio Property, even if they have lower ratings, subject to the following percentage restrictions (which are cumulative):

Rating	% of total Discounted Value of Eligible Portfolio Property allowed at each ratings level
Aa3/AA- or better	100%
Below Aa3/AA-	50%
Below A3/A-	25%
Below BBB3/BBB-	10%

Discount factors to be applied on these securities, to the extent they are rated less than AA- by S&P, are listed in the “Leveraged Funds Market Value Ratings” publication dated December, 1997.

(7)	See Australian Guaranteed and Non-Guaranteed Eurobonds
(8)	Included in Australian Eurobonds.
(9)	Included in Australian Semi-Government categories.
(10)	In the case of Moody’s, with an original principal balance of at least C$150,000,000.
(11)	In the case of Moody’s assets with a remaining maturity of greater than 20 years may not constitute more than 5% of Eligible Portfolio Property and, in the case of S&P the applicable discount factor shown is for Canadian Provincial Securities for the Provinces of British Columbia, Ontario and Quebec (the “Base Discount”). The applicable discount factor for the Provinces of Alberta and New Brunswick is 110% of the Base Discount, for the Provinces of Manitoba and Sasketshawan 125% of Base Discount and for the Provinces of Newfoundland and Nova Scotia, 135% of Base Discount.
(12)	Unless the Rating Agencies shall agree in writing, GNMA Graduated Payment Securities with a coupon rate lower than 5% shall not be included in Eligible Portfolio Property.
(13)	A Discount Factor of 1.50 applies in the case of GNMA Graduated Payment Securities as to which the Corporation notifies the Auction Agent that scheduled principal payments are being made to holders; in the case of GNMA Graduated Payment Securities as to which the Corporation notifies the Auction Agent that scheduled principal payments are not being made to holders, the Discount Factor shall be that which is determined in writing by the Rating Agencies.
(14)	In the case of Moody’s, with an original principal balance of at least £600,000,000.
(15)	In the case of S&P, discount factors to be applied are listed in the “Leveraged Funds Market Value Ratings” publication dated December, 1997.
(16)	With respect to Moody’s, ~~a Discount Factor~~ the discount factor of 1.18 will be applied when the Eligible AMPS Interest Rate Swap Counterparty is rated Aaa, and ~~a Discount Factor~~ the discount factor of 1.22 will be applied when the Eligible AMPS Interest Rate Swap Counterparty is rated Aa1-Aa3, and the discount factor of 1.39 will be applied when the Eligible AMPS Interest Rate Swap Counterparty is rated A1-A3, in each case to the extent the AMPS Interest Rate Swap is “in the money” based on the then-current marked to market valuation of the AMPS Interest Rate Swap provided by the Eligible AMPS Interest Rate Swap Counterparty. To the extent that the AMPS Interest Rate Swap is “out of the money,” 100% of the Market Value of the AMPS Interest Rate Swap will be deemed a current liability of the Corporation for purposes of calculating the AMPS Basic Maintenance Amount and will not be included in Eligible Portfolio Property.
(17)	With respect to S&P, to the extent the AMPS Interest Rate Swap is “in the money” based on the then-current marked to market valuation of the AMPS Interest Rate Swap provided by the Eligible AMPS Interest Rate Swap Counterparty, the ~~D~~discount ~~F~~factor in the table should be applied. To the extent that the AMPS Interest Rate Swap is “out of the money,” 100% of the Market Value of the AMPS Interest Rate Swap will be deemed a current liability of the Corporation for purposes of calculating the AMPS Basic Maintenance Amount and will not be included in Eligible Portfolio Property.
(18)	Provided that, in the case of S&P, the current outstanding issue size (as determined on each ~~Quarterly Surprise~~ Annual Valuation Date) is equal to or greater than NZ$10,000,000.

“Discounted Value,” with respect to any asset held by the Corporation, means the quotient of the Market Value of such asset divided by the applicable Discount Factor; provided that in no event shall the Discounted Value of any asset constituting Eligible Portfolio Property as of any date exceed the unpaid principal balance or face amount of such asset as of that date; provided further that the Discounted Value of all Australian Securities, Canadian Securities, United Kingdom Securities and New Zealand Securities

shall be further discounted by the Discount Factor applicable to, respectively, Australian Currency, Canadian Currency, United Kingdom Currency and New Zealand Currency.

“Dividend Payment Date,” with respect to the AMPS, means each date of payment of dividends as provided in paragraph 3(b)(i) of this Article XII.

“Dividend Period” means the Initial Dividend Period, any Regular Dividend Period, and any Special Dividend Period.

“Dollar” or “$” shall mean U.S. dollars. Amounts in Canadian, Australian or New Zealand dollars or United Kingdom pounds sterling shall be converted to U.S. dollars at the rates reported by the Pricing Service for the Valuation Date or such other source as shall have been approved in writing by the Rating Agencies.

“Eligible AMPS Interest Rate Swap Counterparty” means (i) with respect to S&P, a counterparty with at least an ~~A-1+ short term rating or, alternatively, an AA- long term rating from S&P~~; A– long-term rating from S&P, provided, however, that any counterparty with a long-term rating from S&P of A or below must also have a short-term rating from S&P of at least A-1; and further provided that a counterparty shall be deemed to have any higher long-term or short-term rating(s) assigned by S&P to any guarantor(s) of the counterparty’s obligations under a swap agreement; and (ii) with respect to Moody’s, a counterparty with at least an ~~Aa3~~ A3 long-term rating from Moody’s. In the event that an Eligible AMPS Interest Rate Swap Counterparty’s ratings are downgraded below ~~A-1+ or AA- by S&P, or Aa3 by Moody’s, respectively,~~ the respective levels set forth in the previous sentence, the counterparty will cease to be an Eligible AMPS Interest Rate Swap Counterparty and the counterparty must be replaced promptly. In the event that an Eligible AMPS Interest Rate Swap Counterparty terminates a swap early for reasons related to its rating status (other than a downgrade), the counterparty will cease to be an Eligible AMPS Interest Rate Swap Counterparty and the counterparty must be replaced promptly.

“Eligible Portfolio Property” means Australian Bank Bills, Australian Currency, Australian Convertible or Exchangeable Eurobonds, Australian Eurobonds, Australian Government Securities, Australian Semi-Government Securities, Canadian Currency, Canadian Securities, Cash, New Zealand Government Securities, United Kingdom Currency, United Kingdom Securities, U.S. Government Obligations, Repurchase Agreements, Brady Bonds, Asian Yankee Bonds, Commonwealth Yankee Bonds, AMPS Interest Rate Swaps (to the extent they are “in the money”), Short Term Money Market Instruments, FNMA Certificates, FHLMC Certificates, FHLMC Multifamily Securities, GNMA Certificates, and GNMA Graduated Payment Securities and, if the calculation is being made for S&P, Australian Corporate Bonds; provided, (i) if the determination is being made by Moody’s, (x) that no more than 20% in the aggregate of the total Discounted Value of Eligible Portfolio Property shall consist of Australian Government and/or Australian Semi-Government Securities with a current outstanding issue size less than A$150,000,000 and/or New Zealand Government Securities with a current outstanding issue size less than NZ$150,000,000; and (y) not more than 10% in the aggregate of the total Discounted Value of Eligible Portfolio Property shall consist of Australian Semi-Government Securities described under item 12 of such definition and (ii) if the determination is being made for S&P, (x) that no Australian Government Securities or Australian Semi-Government Securities contained in Eligible Portfolio Property shall have a current outstanding issue size less than A$10,000,000 (as determined on each ~~Quarterly Surprise~~ Annual Valuation Date); (y) that no New Zealand Government Securities contained in Eligible Portfolio Property shall have a current outstanding issue size less than NZ$10,000,000 (as determined on each ~~Quarterly Surprise~~ Annual Valuation Date); and (z) that not more than 10% in the aggregate of the total Discounted Value of the Eligible Portfolio Property shall consist of Australian Semi-Government Securities issued by any single issuer (except that in the case of New South Wales Treasury Corporation, such percentage shall be 25%) and that not more than 20% in the aggregate of the total Market Value of the Eligible Portfolio Property shall consist of Australian Semi-Government Securities guaranteed by any single state (except that in the case of each of Victoria and New South Wales, such percentage shall be 25%). Notwithstanding the above, no asset that is then segregated to cover an AMPS Interest Rate Swap may be deemed to be Eligible Portfolio Property. The Board of Directors shall have the authority to specify from time to time other assets as Eligible Portfolio Property if the Rating Agencies advise the Corporation in writing that the specification will not adversely affect their respective then-current ratings of the AMPS; it being understood that the components of Eligible Portfolio Property may differ between ~~S&P and Moody’s.~~ or among the Rating Agencies.

“Existing Holder” means a Broker-Dealer or any such other Person as may be permitted by the Corporation that is listed as the holder of record of shares of AMPS in the records of the Auction Agent.

“Failure to Cure” shall mean a failure by the Corporation to maintain the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage Requirement, as the case may be, which failure is not cured by the relevant Cure Date.

“FANMAC Certificates” are securities issued by a trustee against housing loans made through the New South Wales Department of Housing and consist of a series of closed trusts or pools. The mortgage manager is the First Australian National Mortgage Acceptance Corporation Ltd. (“FANMAC”). FANMAC is owned partially by the Government of the State of New South Wales with the remainder owned by other institutions. The Government of the State of New South Wales has provided the FANMAC Trust with an assurance as to availability of funds to meet payments. The securities have been rated by Australian Ratings and S&P. FANMAC securities are subject to a call provision under which borrowers (mortgagors) can repay early and the investors in a particular pool can be repaid on a pro rata basis.

“FHLMC” means the Federal Home Loan Mortgage Corporation created by Title III of the Emergency Home Finance Act of 1970, and includes any successor thereto.

“FHLMC Certificate” means a mortgage participation certificate in physical or book-entry form, the timely payment of interest on and the ultimate collection of principal of which is guaranteed by FHLMC, and which evidences a proportional undivided interest in, or participation interest in, specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one- to four-family residences.

“FHLMC Multifamily Security” means a “Plan B Multifamily Security” in physical or book-entry form, the timely payment of interest on and the ultimate collection of principal of which is guaranteed by FHLMC, and which evidences a proportional undivided interest in, or participation interest in, specified pools of fixed-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first-priority mortgages on multifamily residences containing five or more units and which are designed primarily for residential use, the inclusion of which in the Eligible Portfolio Property will not, in and of itself, impair, or cause the AMPS to fail to retain, the rating assigned to such AMPS by each of the Rating Agencies, as evidenced by a letter to such effect from each of the Rating Agencies.

“FNMA” means the Federal National Mortgage Association, a United States Government-sponsored private corporation established pursuant to Title VIII of the Housing and Urban Development Act of 1968, and includes any successor thereto.

“FNMA Certificate” means a mortgage pass-through certificate in physical or book-entry form, the full and timely payment of principal of and interest on which is guaranteed by FNMA, and which evidences a proportional undivided interest in specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one- to four-family residences.

“Forward Contract” means a contract, entered into following a Failure to Cure, between the Corporation and a commercial bank or other financial institution whose short term debt is rated at least A-l+ by S&P or whose long term debt is rated at least AA by S&P (an “Eligible Bank”), which provides that the Corporation will sell a specified amount of Australian Currency, Canadian Currency, United Kingdom Currency or New Zealand Currency to such Eligible Bank on a specified date for a specified amount of U.S. dollars. The date of payment in U.S. dollars shall not be later than the 30th day following the Valuation Date related to the Failure to Cure and the amount of U.S. dollars shall be sufficient to redeem all shares of AMPS required to be redeemed. On the Date of Original Issue and on each ~~Quarterly Surprise~~ Annual Valuation Date thereafter, the Corporation will confirm in writing to S&P that the Corporation has a credit-line with an Eligible Bank (the “Credit Line Test”). The Credit Line Test shall be deemed to be satisfied on any date if the Corporation has delivered such confirmation to S&P on the Date of Original Issue or the most recent ~~Quarterly Surprise~~ Annual Valuation Date, as the case may be.

“GNMA” means the Government National Mortgage Association, and includes any successor thereto.

“GNMA Certificate” means a fully modified pass-through certificate in physical or book-entry form, the full and timely payment of principal of and interest on which is guaranteed by GNMA and which evidences a proportional undivided interest in specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one- to four-family residences.

“GNMA Graduated Payment Security” means a fully modified pass-through certificate in physical or book-entry form, the full and timely payment of principal of and interest on which is guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States, and which evidences a proportional undivided interest in specified pools of graduated payment mortgage loans with terms up to 30 years, with payments that increase annually at a predetermined rate for up to the first five or ten years of the mortgage loan and that are secured by first-priority mortgages on one- to four-unit residences; provided that such loans shall be past the graduated payment period.

“GNMA Multifamily Security” means a fully modified certificate in physical or book-entry form, the full and timely payment of principal of and interest on which is guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States, and which evidences a proportional undivided interest in specified pools of fixed-rate mortgage, level pay loans with terms up to 30 years secured by first-priority mortgages on multifamily residences, the inclusion of which in the Eligible Portfolio Property will not, in and of itself, impair or cause the AMPS to fail to retain the rating assigned to such AMPS by each of the Rating Agencies as evidenced by a letter to such effect from each of the Rating Agencies.

“Holder” means a Person identified as a holder of shares of AMPS in the Stock Register.

“Independent Accountant” means a nationally recognized accountant, or firm of accountants, that is, with respect to the Corporation, an independent registered public accountant or firm of independent registered public accountants under the Securities Act of 1933, as amended.

“Industry Category” means, as to any Corporate Bond, any of the industry categories set forth in the following table:

(1)    Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition;

(2)    Automobile: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers;

(3)    Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables;

(4)    Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil;

(5)    Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development;

(6)    Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating;

(7)    Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass;

(8)    Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies;

(9)    Diversified/Conglomerate Manufacturing;

(10)  Diversified/Conglomerate Service;

(11)  Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution, Mining and Sales;

(12)  Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste Disposal;

(13)  Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology;

(14)  Finance: Investment Brokerage, Leasing, Syndicating, Securities;

(15)  Farming and Agriculture: Livestock, Grains, Produce, Agricultural Chemicals, Agricultural Equipment, Fertilizers;

(16)  Grocery: Grocery Stores, Convenience Food Stores;

(17)  Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment;

(18)  Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges;

(19)  Hotels, Motels, Inns and Gaming;

(20)  Insurance: Life, Property and Casualty, Broker, Agent, Surety;

(21)  Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution;

(22)  Machinery (Non-Agriculture, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators;

(23)  Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales;

(24)  Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling;

(25)  Personal, Food and Miscellaneous Services;

(26)  Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, TV, Cable, Broadcasting Equipment;

(27)  Cargo Transport: Rail, Shipping, Railroads, Rail-care Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport;

(28)  Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom;

(29)  Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular;

(30)  Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes;

(31)  Personal Transportation: Air, Bus, Rail, Car Rental; and

(32)  Utilities: Electric, Water, Hydro Power, Gas, Diversified.

“Initial Dividend Payment Date” has the meaning set forth in paragraph 3(b)(i) of this Article XII.

“Initial Dividend Period” has the meaning specified in paragraph 3(c)(i) of this Article XII.

“Initial Dividend Rate,” with respect to the AMPS, means the rate per annum specified herein applicable to the Initial Dividend Period.

“Interest Equivalent” means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

“Investment Company Act” means the Investment Company Act of 1940 (15 U.S. Code §§80 et seq.), as amended from time to time.

“Investment Manager” means Aberdeen Asset ~~Managers (CI)~~ Management Asia Limited or any successor manager to the Corporation who acts in such capacity in conformance with Section 15 of the Investment Company Act.

“Lien” has the meaning set forth in paragraph 3(d)(iii) of this Article XII.

“Long Term Dividend Period” means a Special Dividend Period consisting of a specified period of whole years not greater than five years.

“Mandatory Redemption Price” means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption.

“Market Value” means the amount determined with respect to specific assets of the Corporation in the manner set forth below, it being understood that Market Value shall include any interest accrued thereon but, in the case of Moody’s, only if the next interest coupon on such asset is due and payable within 47 days of the Reporting Date, and that a designated Pricing Service may be used where indicated.

(a)  as to Australian, Canadian and United Kingdom Securities, the Administrator or the Custodian shall value such securities at the last trade price quoted by a designated Pricing Service if such trade price reflects a trade on, or within one local business day prior to, the Reporting Date. If no such trade price is available, the Administrator or the Custodian shall value such securities, where practicable, at the bid prices or the mean between the bid and asked price quoted by a designated Pricing Service on the Reporting Date, or if such quotes are not readily available, at fair value as determined by a designated Pricing Service (or the Administrator or Custodian if the Rating Agencies so permit) using methods which include: consideration of yields or prices of assets of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. Either the Administrator or the Custodian or a designated Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Administrator or the Custodian or a designated Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids (both of which shall be in writing or by telecopy, telex or other electronic transcription, computer obtained quotation reduced to written form or similar means) provided to the Corporation, by two recognized securities dealers in either (i) Australia, with respect to Australian Securities, (ii) Canada, with respect to Canadian Securities or (iii) the United Kingdom, with respect to United Kingdom Securities, such securities dealers making a market in the applicable securities.

(b)  as to GNMA Certificates, GNMA Graduated Payment Securities, FNMA Certificates, FHLMC Certificates and FHLMC Multifamily Securities, the Pricing Service (or the Administrator or the Custodian, if the Rating Agencies so permit) shall value such securities as the product of (i) the aggregate unpaid principal amount of the mortgage loans evidenced by each such certificate or security, as the case may be, as of the close of business in New York City on the last Business Day prior to such Valuation Date and (ii) the lower of the bid prices for the same kind of certificate or, if not available, some other security having, as nearly as practicable, comparable interest rates and maturities, as quoted to the Corporation by two nationally recognized securities dealers, who are members of the National Association of Securities Dealers selected by the Corporation and making a market therein, with at least one such quotation in writing plus, (x) if the determination is being made for Moody’s, accrued interest to the Valuation Date if the next interest coupon on such security is due and payable within 46 days of such Valuation Date and (y) if the determination is being made for S&P, accrued interest;

(c)  as to Australian, Canadian and United Kingdom Currency and as to Cash, demand deposits (and in the case of S&P only, bankers’ acceptances) included in Short Term Money Market Instruments, the Administrator or the Custodian shall value such currency or securities as the face value thereof;

(d)  as to next Business Day repurchase agreements, the face value thereof;

(e)  as to U.S. Government Obligations, the Administrator or the Custodian shall value such securities at the bid prices quoted by a designated Pricing Service or the mean between the bid and asked price quoted by a designated Pricing Service on the Reporting Date, or if such quotes are not readily available, at fair value as determined by a designated Pricing Service (or the Administrator or the Custodian, if the Rating Agencies so permit) using methods which include: consideration of yields or prices of assets of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. Either the Administrator, the Custodian or a designated Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Administrator or the Custodian or a designated Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids (at least one of which shall be in writing or by telecopy or other electronic transcription, computer obtained quotation reduced to written form or similar means) provided for the Corporation by two nationally recognized securities dealers, who are members of the National Association of Securities Dealers selected by the Corporation and making a market therein; and

(f)  as to AMPS Interest Rate Swaps, the Administrator shall determine the net value of the interest rate swaps on a daily marked-to-market basis in accordance with their Valuation Procedures, as such Valuation Procedures may be amended from time to time by the Board of Directors of the Corporation, based on price information received from the Eligible AMPS Interest Rate Swap Counterparty.

Without amending the Charter, (i) the calculation of the Market Value of an asset constituting Eligible Portfolio Property may be changed to any method recognized by the Rating Agencies from that set forth in this Article XII and (ii) a method recognized by the Rating Agencies for calculating the Market Value of any asset identified as Eligible Portfolio Property may be specified if the Rating Agencies advise the Corporation in writing that the change or specification will not adversely affect their respective then-current ratings of the AMPS.

“Maximum Applicable Rate,” with respect to AMPS, has the meaning set forth in paragraph 8(a)(vii) of this Article XII.

“Moody’s” means Moody’s Investors Service, Inc. or its successors. Any specific references to Moody’s or requirements imposed by Moody’s shall only apply for so long as Moody’s provides a rating with respect to the AMPS.

“MMSs” are mortgage-backed securities issued against mortgage pools by MGICA Securities Ltd., a wholly-owned subsidiary of AMP Society Ltd., an Australian insurance company, and rated by Australian Ratings.

“MTCs” are securities issued against specific mortgages by a trustee and are similar to “pass-through” certificates. MTCs are issued on a continuous basis, insured by Australian insurance companies against both mortgage default and an early call, and rated by Australian Ratings.

“New Zealand Currency” means such coin or currency of the Government of the Commonwealth of New Zealand as at the time shall be legal tender for payment of public and private debts.

“New Zealand Government Securities” means, in the case of S&P, all publicly traded securities issued and guaranteed by the Government of the Commonwealth of New Zealand with fixed maturities (i.e., no perpetuals) and, in the case of Moody’s, any publicly traded security which is (i) either issued by the Government of the Commonwealth of New Zealand and is rated Aa by Moody’s or is guaranteed by the Government of the Commonwealth of New Zealand, (ii) are denominated and payable in New Zealand Currency or are convertible into a security constituting Eligible Portfolio Property by Moody’s, and (iii) are not a variable rate, index-linked, zero coupon or stripped security.

“New Zealand Securities” means New Zealand Government Securities, New Zealand semi-government securities and other securities determined from time to time in writing by the Rating Agencies.

“1940 Act AMPS Asset Coverage Ratio” means, as of the Valuation Date, the ratio of the Fund’s net assets to its senior securities representing indebtedness plus the liquidation value of its Preferred Stock, including the shares of AMPS.

“1940 Act AMPS Asset Coverage Requirement” means the requirement that the Corporation maintain, with respect to shares of AMPS, as of the last Friday of each month in which any shares of AMPS are Outstanding, asset coverage of at least 200% with respect to senior securities representing indebtedness plus the liquidation value of its Preferred Stock, including the shares of AMPS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock).

“1940 Act Cure Date,” with respect to the failure by the Corporation to maintain the 1940 Act AMPS Asset Coverage Requirement (as required by paragraph 7(a) of this Article XII) as of the last Valuation Date of each month, means the last Valuation Date of the following month.

“NMMC Securities” are securities issued by National Mortgage Market Corporation Ltd. (“NMMC”), which include AUSSIE MACs, which are medium term bearer securities, and National Mortgage Market Bonds. NMMC is a private company which is owned partially by the Government of the State of Victoria and partially by private institutions. Both AUSSIE MACs and National Mortgage Bonds are rated by Australian Ratings.

“Non-Call Period” has the meaning set forth under the definition of “Specific Redemption Provisions.”

“Non-Payment Period” means, with respect to the AMPS, any period commencing on and including the day on which the Corporation shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 3(c)(i) of this Article XII) within three Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment Period shall not end unless the Corporation shall have given at least five days’ but no more than 30 days’ written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Stock Books) and the Securities Depository. Notwithstanding the foregoing, the failure by the Corporation to deposit funds as provided for by clauses (ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated by paragraph 3(c)(i) of this Article XII shall not constitute a “Non-Payment Period.”

“Non-Payment Period Rate” means, initially, 300% of the applicable Reference Rate provided that the Board of Directors of the Corporation shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Corporation determines and ~~Moody’s and S&P (and any Substitute Rating Agency in lieu of Moody’s or S&P in the event either of such parties shall not rate the AMPS)~~ the Rating Agencies then rating the AMPS advise the Corporation in writing that such adjustment, modification, alteration or change will not adversely affect their then-current ratings on the AMPS.

“Normal Dividend Payment Date” has the meaning set forth in paragraph 3(b)(i) of this Article XII.

“Notice of Redemption” means any notice with respect to the redemption of shares of AMPS pursuant to paragraph 5 of this Article XII.

“Notice of Revocation” has the meaning set forth in paragraph 3(c)(iii) of this Article XII.

“Notice of Special Dividend Period” has the meaning set forth in paragraph 3(c)(iii) of this Article XII.

“Offshore Banking Units” means cash deposits denominated in the currency of Australia deposited with an Australian branch of a foreign bank authorized to operate as an offshore banking unit by the Government of Australia’s Australian Taxation Office which, in the case of Moody’s is (i) a branch carrying the same credit rating as the parent bank, (ii) is a deposit rated at least P-1 under circumstances in which the rating of the deposit is capped at the sovereign rating ceiling of the parent bank’s home country, as well as the bank deposit rating ceiling of Australia, o0r (iii) is a deposit held by a branch whose parent bank is rated at least Aa3/P-1 under circumstances in which the rating of the parent bank is capped at the sovereign rating ceiling of the parent bank’s home country, as well as the bank deposit rating ceiling of Australia and which, to date, are limited to cash deposits with an overseas banking unit of Banque Nationale de Paris.

“Optional Redemption Price” shall mean $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.

“Other Currency” means Australian Currency, Canadian Currency or United Kingdom Currency.

“Other Permitted Assets” means Australian Corporate Bonds, Australian Eurobonds, Australian Convertible or Exchangeable Eurobonds, Australian Short Term Securities, Derivatives, New Zealand Securities, FANMAC Certificates, NMMC Securities, MTCs, MMSs, ANNIE MAEs, GNMA Multifamily Securities and Corporate Bonds.

“Outstanding” means, as of any date (i) with respect to AMPS, shares of AMPS theretofore issued by the Corporation except, without duplication, (A) any shares of AMPS theretofore cancelled or delivered to the Auction Agent for cancellation, or redeemed by the Corporation, or as to which a Notice of Redemption shall have been given and moneys shall have been deposited in trust by the Corporation pursuant to paragraph 5(f) and (B) any shares of AMPS as to which the Corporation or any Affiliate thereof shall be an Existing Holder, provided that shares of AMPS held by an Affiliate shall be deemed Outstanding for purposes of calculating the AMPS Basic Maintenance Amount and (ii) with respect to shares of other Preferred Stock, has the equivalent meaning.

“Paying Agent” means Deutsche Bank Trust Company Americas and its successors or any other paying agent appointed by the Corporation to perform the functions performed by the Paying Agent.

“Person” means an individual, a corporation, a company, a voluntary association, a partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

“Potential Beneficial Owner” means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

“Potential Holder” shall mean any Broker-Dealer or any such other Person as may be permitted by the Corporation, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

“Preferred Stock” means the Preferred Stock of the Corporation, including the AMPS.

“Premium Call Period” has the meaning set forth under the definition of “Specific Redemption Provisions.”

“Pricing Service” shall mean any of FT Interactive, Reuters Information Services, Inc., Telerate Systems, Inc., Bloomberg L.P. or Wood Gundy Inc. or any other pricing service designated by the Board of Directors of the Corporation provided the Corporation obtains written assurance from ~~S&P and Moody’s~~ the Rating Agencies then rating the AMPS that such designation will not impair the rating then assigned by ~~S&P and Moody’s~~ the respective Rating Agency to the AMPS.

~~“Quarterly Surprise Valuation Date” means, so long as any shares of AMPS are Outstanding, any Valuation Date during the quarter ended January, April, July or October of each year.~~

“Rating” means a rating assigned by ~~S&P or Moody’s~~ a Rating Agency to a particular security or to a particular issuer; provided, however, in the case of S&P, a particular unrated security will be deemed to have received the rating S&P has assigned to a rated debt security if S&P shall have received a letter from the President, Vice President, or Treasurer of the Corporation certifying that the unrated issue is identical to the rated issue in respect of (i) its terms, (ii) its ranking, (iii) its issuer and (iv) guarantees and any other support mechanisms provided by the issuer or any third party to enhance the credit of the rated security.

“Rating Agency” or “Rating Agencies” means Moody’s and S&P or ~~their successors~~ any Successor Rating Agency so long as such rating agency is then rating the AMPS.

“Reference Rate” means: (i) with respect to a Regular Dividend Period or a Short Term Dividend Period having fewer than 183 days, the applicable “AA” Composite Commercial Paper Rate, (ii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iii) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

“Regular Dividend Period” means, with respect to the AMPS, a Dividend Period consisting of 28 days.

“Reporting Date,” with respect to any price referred to in the definition of the Market Value of an item of Eligible Portfolio Property, shall mean the date as of which the Market Value of such item of Eligible Portfolio Property is to be determined.

“Repurchase Agreements” means, repurchase obligations with respect to a U.S. Government Obligation, FNMA Certificate, FHLMC Certificate or GNMA Certificate under which the Fund buys such securities from counterparties who agree to buy back such securities within one Business Day from the date such repurchase obligations were entered into where the counterparty is either (i) a depository institution the deposits of which (x) are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, (y) the commercial paper or other unsecured short term debt obligations of which are rated Prime-1 by Moody’s and A-1+ by S&P, and (z) the long term debt obligations of which are rated at least A-2 by Moody’s; or (ii) a broker-dealer registered as such with the Securities and Exchange Commission under the Securities Act of 1934, as amended, (x) the commercial paper or other unsecured short term debt obligation of which are rated Prime-1 by Moody’s and A-1+ by S&P and (y) the long term debt obligations of which are rated at least A-2 by Moody’s.

“Request for Special Dividend Period” has the meaning set forth in paragraph 3(c)(iii) of this Article XII.

“Response” has the meaning set forth in paragraph 3(c)(iii) of this Article XII.

“S&P” means Standard & Poor’s Rating Group or its successors. Any specific references to S&P or requirements imposed by S&P shall only apply for so long as S&P provides a rating with respect to the AMPS.

“Securities Depository” means The Depository Trust Company and any successor thereto.

“Short Term Dividend Period” means a Dividend Period consisting of a specified number of days (other than the number of days in the applicable Regular Dividend Period), evenly divisible by seven and not fewer than seven or more than 364.

“Short Term Money Market Instruments” means the following kinds of instruments, if on the date of purchase or other acquisition by the Corporation of such instrument the remaining term to maturity thereof is not more than 30 days:

(a)  demand deposits in, certificates of deposit of, ~~and~~ (in the case of S&P only) bankers’ acceptances issued by, and standby letters of credit or other similar instruments issued by, any depository institution, the deposits of which are insured by the Federal Deposit Insurance Corporation (“FDIC”) or the Savings Association Insurance Fund, administered by the FDIC. ~~or the Federal Savings and Loan Insurance Corporation,~~ provided that, at the time of the Corporation’s investment therein, the commercial paper or other unsecured short term debt obligations of such depository institution are rated Prime-1 by Moody’s and A-1+ by S&P and are issued by institutions whose long term debt obligations are rated at least A2 by Moody’s; and

(b)  commercial paper rated at the time of the Corporation’s investment therein Prime-1 by Moody’s and A-1+ by S&P and issued by institutions whose long term debt obligations are rated at least A2 by Moody’s; provided, however, that in the case of Moody’s such commercial paper must have a maturity of 270 days or less.

“Special Dividend Period” means a Dividend Period consisting of (i) a specified number of days (other than the number of days in the applicable Regular Dividend Period), evenly divisible by seven, and not fewer than seven nor more than 364 or (ii) a specified number of whole years not greater than five years (in each case subject to adjustment as provided in paragraph 3(b)(i)).

“Specific Redemption Provisions” means, with respect to a Special Dividend Period either, or any combination of, (i) a period (a “Non-Call Period”) determined by the Board of Directors of the Corporation, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Corporation and (ii) a period (a “Premium Call Period”), consisting of a number of whole years and determined by the Board of Directors after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Corporation’s option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Directors of the Corporation after consultation with the Auction Agent and the Broker-Dealers.

“Stock Books” means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the AMPS.

“Stock Register” means the register of Holders maintained on behalf of the Corporation by the Auction Agent in its capacity as transfer agent and registrar for the AMPS.

“Subsequent Dividend Period” has the meaning specified in paragraph 3(c)(i) of this Article XII.

“Substitute Commercial Paper Dealers” means such substitute Commercial Paper Dealer or Dealers as the Corporation may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

“Substitute Rating Agency” and “Substitute Rating Agencies” mean a nationally recognized securities rating agency or two nationally recognized securities rating agencies, respectively, selected by ~~Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its affiliate or successor, in consultation with~~ the Corporation, to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of AMPS.

“Tender Panel” shall mean, for purposes of this Article XII, a group of financial institutions that bid to purchase an issuer’s security, which makes a market for the security.

“United Kingdom Currency” means such coin or currency of the United Kingdom as at the time shall be legal tender for payment of public and private debts, as well as time deposits denominated in such currency.

“United Kingdom Government Securities” means, in the case of S&P, all publicly traded securities issued and guaranteed by the Government of the United Kingdom with fixed maturities (i.e., no perpetuals) and which are non-callable, non-convertible and not index-linked and in the case of Moody’s, any publicly traded security which is (i) either issued by the Government of the United Kingdom and is rated Aaa by Moody’s or is guaranteed by the Government of the United Kingdom or any semi-sovereign United Kingdom entity whose domestic currency long term debt is rated Aaa by Moody’s (ii) is denominated and payable in United Kingdom Currency or is convertible into a security constituting Eligible Portfolio Property and (iii) is not a variable rate, index-linked, zero coupon or stripped security.

“United Kingdom Securities” means all United Kingdom Government Securities.

“U.S. Government Obligations” means direct obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“U.S. Treasury Bill Rate” on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. “Alternate Treasury Bill Rate” on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

“U.S. Treasury Note Rate,” on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. “Alternate Treasury Note Rate” on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

“Valuation Date” means each Friday or, if such day is not a Business Day, the next preceding Business Day, provided, that the first Valuation Date may occur on any other date established by the Corporation; provided, further, that such date shall not be earlier than four Business Days prior to, and not later than, the Date of Original Issue.

“Voting Period” has the meaning specified in paragraph 6(b) of this Article XII.

“Yankee Bonds” means bonds issued by foreign governments or provinces, supranational agencies or foreign corporations, offered and sold in the United States and denominated in U.S. dollars, which bonds (a) provide for the periodic payment of interest thereon in cash, (b) do not provide for conversion or exchange into equity capital at any time over their respective lives, (c) have been registered under the Securities Act of 1933, as amended, (d) have a remaining term to maturity of 30 years or less, and (e) have not had notice given in respect thereof that any such corporate debt obligations are the subject of an offer by the issuer thereof of exchange or tender for cash, securities or any other type of consideration (except that Yankee Bonds and Corporate Bonds, together, in an amount not exceeding 10% of the aggregate value of the Corporation’s assets at any time shall not be subject to the provisions of this clause (e)). In addition, no debt obligation held by the Corporation shall be deemed a Yankee Bond (i) if it fails to meet the criteria in column (1) below or (ii) to the extent (and only to the proportionate extent) the acquisition or holding thereof by the Corporation causes the Corporation to exceed any applicable limitation set forth in column (2) or (3) below as of any relevant Valuation Date (provided that in the event that the Corporation shall exceed any such limitation, the Corporation shall designate, in its sole discretion, the particular Yankee Bond(s) and/or portions thereof which shall be deemed to have caused the Corporation to exceed such limitation):

	Column 1	Column 2	Column 3
Rating(1)	Minimum Original Issue Size of Each Issue ($ in millions)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Issuer(2)	Maximum Percent of Value of Corporation Assets, Including Eligible Portfolio Property, Invested in any One Industry Category(2)
Aaa/AAA	$100	10.0%	50.0%
Aa/AA	100	10.0	33.3

(1)	In the event that a Yankee Bond has received a different rating from each of the Rating Agencies, the lower of the two ratings will be controlling. Rating designations include (+) or (-) modifiers to the rating where appropriate.
(2)	The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

(b)  The foregoing definitions in Paragraph 1(a) have been established by the Board of Directors of the Corporation in order to obtain a “Aa” rating from Moody’s and a “AA” rating from S&P on the AMPS on the Date of Original Issue and to maintain such ratings; and the Board of Directors of the Corporation shall have the authority to adjust, modify, alter or change from time to time the foregoing definitions and the restrictions and guidelines set forth thereunder and to add additional definitions or delete definitions if, where relevant to the rating accorded by ~~Moody’s and S&P or any Substitute~~ each Rating Agency then rating the AMPS, such ~~agency~~ Rating Agency advises the Corporation in writing that such adjustment, modification, alteration, change, addition or deletion will not adversely affect its then-current rating on the AMPS.

2.  Fractional Shares.    No fractional shares of AMPS shall be issued.

3.  Dividends.

(a)  Holders of shares of AMPS shall be entitled to receive, when, as, and if declared by the Board of Directors of the Corporation, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum (determined as set forth below), and no more, payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Common Stock.

(b) (i)  Cash dividends on shares of AMPS shall accumulate from the Date of Original Issue and shall be payable, when, as, and if declared by the Board of Directors commencing on the Initial Dividend Payment Date. Accumulated dividends shall be payable commencing on August 6, 1992 (the 7th day after the Date of Original Issue), with respect to the Auction Market Preferred Stock, Series W-7 (hereinafter, such date is referred to as the “Initial Dividend Payment Date”). Following the Initial Dividend Payment Date, the dividends on the AMPS will be payable, at the option of the Corporation, either (A) with respect to any Regular Dividend Period or any Short Term Dividend Period of 91 or fewer days, on the day next succeeding the last day thereof, (B) with respect to any Short Term Dividend Period of more than 91 and fewer than 365 days, on the 92nd day thereof, the 183rd day thereof, if any, the 274th day thereof, if any, and on the day next succeeding the last day thereof and (C) with respect to any Long Term Dividend Period, quarterly on the first day of each January, April, July and October during such Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (A), (B) or (C) being herein referred to as a “Normal Dividend Payment Date”), except that if such Normal Dividend Payment Date is not a Business Day, dividends payable on such Normal Dividend Payment Date shall be paid on the first Business Day succeeding such Normal Dividend Payment Date. The Initial Dividend Period, Regular Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as Dividend Periods. Each dividend payment date determined as provided above is hereinafter referred to as a “Dividend Payment Date.”

(ii)  Each dividend shall be paid to Holders as they appear in the Stock Register as of 12:00 noon, New York City time, on the Business Day preceding the dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock Register on a date, not exceeding 15 days prior to the payment date therefor, as may be fixed by the Board of Directors of the Corporation.

(c) (i)  During the period from and including the Date of Original Issue to, but excluding, the Initial Dividend Payment Date (the “Initial Dividend Period”), the Applicable Rate shall be the Initial Dividend Rate. The Applicable Rate for the Auction Market Preferred Stock, Series W-7 shall be 3.50% per annum for the Initial Dividend Period. Commencing on the Initial Dividend Payment Date, the Applicable Rate for each subsequent dividend period (hereinafter referred to as a “Subsequent Dividend Period”), which Subsequent Dividend Period shall commence on and include a Dividend Payment Date and shall end on and include the calendar day prior to the next Dividend Payment Date, shall be equal to the rate per annum that results from implementation of the Auction Procedures.

The Applicable Dividend Rate for each Dividend Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate; and each Dividend Period, commencing after the first day of, and during, a Non-Payment Period shall be a Regular Dividend Period. Any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Corporation has declared such dividend payable on such Divided Payment Date to the Holders of such shares of AMPS as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any shares of AMPS not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that, such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time shall be considered equivalent to payment to such person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

(ii)  The amount of cash dividends per share of AMPS payable (if declared) on each Dividend Payment Date of each Regular Dividend Period and each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period such share was outstanding and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of dividends per share payable on any Dividend Payment Date shall be computed on the basis of a year consisting of twelve 30-day months.

(iii)  With respect to each Dividend Period that is a Special Dividend Period, the Corporation may, at its sole option and to the extent permitted by law, by telephonic and written notice (a “Request for Special Dividend Period”) to the Auction Agent and to each Broker-Dealer, request that the next succeeding Dividend Period for the AMPS be a number of days (other than the number of days in the applicable Regular Dividend Period), evenly divisible by seven, and not fewer than seven or more than 364 in the case of a Short Term Dividend Period or a number of whole years not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that for any Auction occurring after the initial Auction, the Corporation may not give a Request for Special Dividend Period (and any such request shall be null and void) unless the Corporation has received written confirmation from ~~Moody’s and S&P~~ each Rating Agency then rating AMPS that such action would not impair the ratings then assigned to the AMPS by ~~Moody’s and S&P~~ the respective Rating Agency and unless Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the fourth day but not more than seven days prior to an Auction Date for the AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the 14th day but not more than 28 days prior to an Auction Date for the AMPS. Upon receiving such Request for Special Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Corporation issue a Notice of Special Dividend Period for the AMPS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the AMPS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Corporation and the Auction Agent written notice (a “Response”) of such determination by no later than the third day prior to such Auction Date. In making such determination the Broker-Dealer(s) will consider (A) existing short term and long term market rates and indices of such short term and long term rates, (B) existing market supply and demand for short term and long term securities, (C) existing yield curves for short term and long term securities comparable to the AMPS, (D) industry and financial conditions which may affect the AMPS, (E) the investment objective of the Corporation, and (F) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the Broker-Dealer(s) shall not give the Corporation and the Auction Agent a Response by such third day or if the Response states that given the factors set forth above it is not advisable that the Corporation give a Notice of Special Dividend Period for the AMPS, the Corporation may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Corporation give a Notice of Special Dividend Period for the AMPS, the Corporation may by no later than the second day prior to such Auction Date give a notice (a “Notice of Special Dividend Period”) to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify (A) the duration of the Special Dividend Period, (B) the Optional Redemption Price as specified in the related Response and (C) the Specific Redemption Provisions, if any, as specified in the related Response. The Corporation shall not give a Notice of Special Dividend Period or, if the Corporation shall have already given a Notice of Special Dividend Period, the Corporation is required to give telephonic and written notice (a “Notice of Revocation”) to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Corporation shall fail to maintain the AMPS Basic Maintenance Amount on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such special Dividend Period the dividend rate which the Broker-Dealers shall advise the Corporation is an approximately equal rate for securities similar to the AMPS with an equal dividend period), provided that in calculating the aggregate Discounted Value of Eligible Portfolio Property, for so long as shares of AMPS are rated by Moody’s, the Moody’s exposure period shall be deemed to be one week longer than the period utilized to produce the discount factors assigned by Moody’s under the definition of Discount Factors found in paragraph 1(a), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealer(s) jointly advise the Corporation that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation. If the Corporation is prohibited from giving a Notice of Special Dividend Period as a result of any of the factors enumerated in clause (x), (y) or (z) of the prior sentence or if the Corporation gives a Notice of Revocation with respect to a Notice of Special Dividend Period for the AMPS, the next succeeding Dividend Period for that series will be a Regular Dividend Period. In addition, in the event Sufficient Clearing bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will be a Regular Dividend Period and the Corporation may not again give a Notice of Special Dividend Period for the AMPS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a Regular Dividend Period.

(d) (i)  Holders shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends and applicable late charge, as herein provided, on the shares of AMPS. Except for the late charge payable pursuant to paragraph 3(c)(i) of this Article XII, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the shares of AMPS that may be in arrears.

(ii)  For so long as any share of AMPS is Outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the shares of AMPS as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Corporation ranking junior to or on a parity with the shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Corporation ranking junior to the shares of AMPS as to dividends and upon liquidation), unless, in each case, immediately thereafter, (A) the AMPS Basic Maintenance Amount would be met, (B) the 1940 Act AMPS Assets Coverage Requirement would be met, (C) all mandatory redemptions of shares of Preferred Stock pursuant to paragraph 5(b) of this Article XII have been completed, and (D) all accumulated and unpaid dividends for all past dividend periods for all Preferred Stock shall have been or are contemporaneously paid in full (or declared and sufficient Deposit Securities have been set apart for their payment). Prior to the payment of any such dividend or other distribution, the Corporation will provide the Auction Agent and the Rating Agencies with an AMPS Basic Maintenance Report (which may be the regular weekly report) and a certificate demonstrating compliance with the foregoing conditions.

(iii)  For so long as any shares of AMPS are Outstanding, the Corporation shall not create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind (collectively “Liens”) upon any of its Eligible Portfolio Property, except for (A) Liens the validity of which are being contested in good faith by appropriate proceedings, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered by the Auction Agent in connection with the AMPS, and (D) Liens otherwise incurred in connection with borrowings made in the ordinary course of business in accordance with the Corporation’s stated investment objective, policies and restrictions.

(iv)  Any dividend payment made on the shares of AMPS shall first be credited against the dividends accumulated with respect to the earliest Dividend Period for which dividends have not been paid.

(v)  For so long as the AMPS shall be rated by ~~S&P or Moody’s~~ each Rating Agency then rating the AMPS, the Corporation shall not:

(A)  issue any other series or class of stock which is senior to the AMPS;

(B)  issue any series or class of stock which is on a parity with the shares of AMPS unless it has been advised in writing by the Rating Agencies that such issuance will not adversely affect their respective then-current ratings of the AMPS; or

(C)  engage in short sales of securities or reverse repurchase agreements.

(e)  Not later than 12:00 noon, New York City time, on the Business Day next preceding each Dividend Payment Date, the Corporation shall deposit with the Paying Agent Deposit Securities constituting immediately available funds in an amount sufficient to pay the dividends that are payable on such Dividend Payment Date. The Corporation may direct the Paying Agent with respect to the investment of any such Deposit Securities, provided that the proceeds of any such investment will be available at the opening of business on such Dividend Payment Date in immediately available funds.

(f)  The Board of Directors, or any duly authorized committee thereof, may make or change allocations of income and/or any designation of sources with respect to dividends declared on the AMPS, if, in its sole judgment, it deems it advisable to do so for the purpose of maintaining the qualification of the Corporation as a regulated investment company for federal income tax purposes and/or to avoid tax consequences which, in the sole judgment of the Board of Directors, would be adverse to the Corporation or its shareholders.

4.  Liquidation Rights.

(a)  In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Holders of shares of AMPS shall be entitled to receive, out of the assets of the Corporation available for distribution to shareholders, before any distribution or payment is made upon any Common Stock or any other capital stock of the Corporation ranking junior to the AMPS as to liquidation payments, the sum of $25,000 per share, plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Corporation, but excluding interest thereon), but such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b)  If, upon any such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the Holders of all Outstanding shares of AMPS shall be insufficient to permit the payment in full of such Holders of the amounts to which they are entitled, then such available assets shall be distributed among the Holders of shares of Preferred Stock, including the AMPS, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full.

(c)  Neither the consolidation or merger of the Corporation with or into any other corporation or entity, nor the sale, lease or exchange by the Corporation of all, substantially all, or any part of the property or assets of the Corporation, shall be deemed or construed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation for purposes of this paragraph 4.

5.  Redemption.

Shares of the AMPS shall be redeemable by the Corporation as provided below:

(a)  To the extent permitted under the Investment Company Act and Maryland law, the Corporation at its option, upon filing with the Commission, mailing and publishing a Notice of Redemption as described in paragraph 5(e) of this Article XII, may redeem shares of AMPS, in whole or in part, on the next succeeding scheduled Dividend Payment Dates for those shares of AMPS called for redemption, out of funds legally available therefor, at the Optional Redemption Price per share, provided that no share of AMPS may be redeemed at the option of the Corporation during a Non-Call Period to which such share is subject. The Corporation may not give a Notice of Redemption relating to an optional redemption as described in this paragraph 5 unless, at the time of giving such Notice of Redemption, the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders of shares of AMPS by reason of the redemption of their shares on such redemption date.

(b)  The Corporation shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price, shares of AMPS to the extent permitted under the Investment Company Act and Maryland law, on a date fixed by the Board of Directors applicable to those shares of AMPS called for redemption, if the Corporation fails to maintain the AMPS Basic Maintenance Amount or 1940 Act AMPS Asset Coverage Requirement, as the case may be, and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date (hereinafter respectively referred to as a “Cure Date”), as the case may be, as reflected in an AMPS Basic Maintenance Report delivered to the Auction Agent and the Rating Agencies and confirmed by the Corporation’s Independent Accountants. The number of shares of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Stock subject to redemption or retirement, would result in the satisfaction of the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage Requirement, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares of AMPS and shares of other Preferred Stock the redemption of which would have such result, all shares of AMPS together with all shares of other Preferred Stock subject to redemption or retirement then Outstanding shall be redeemed), and (ii) the maximum number of shares of AMPS, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Corporation shall allocate the amount required to be redeemed which would result in the achievement of (x) the 1940 Act AMPS Asset Coverage Requirement, and (y) the AMPS Basic Maintenance Amount, pro rata, among the AMPS and any other Preferred Stock, subject to redemption pursuant to provisions similar to those contained in this paragraph 5(b); provided that, shares of AMPS which may not be redeemed at the option of the Corporation due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Corporation shall effect such redemption on a Business Day which is not later than 30 days after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of AMPS and shares of other Preferred Stock which are subject to mandatory redemption or the Corporation otherwise is unable to effect such redemption on or prior to such 30th day after such Cure Date, the Corporation shall redeem those shares of AMPS which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

(c)  Notwithstanding any other provision of this paragraph 5, no shares of AMPS may be redeemed other than as specified below, unless (i) all accumulated and unpaid dividends on all Outstanding shares of AMPS and all remaining Outstanding shares of other Preferred Stock for all past dividend periods shall have been or are contemporaneously paid or declared and Deposit Securities maturing on or prior to the date fixed for redemption are set apart for the payment of such dividends and (ii) if redemption thereof would result in the Corporation’s failure to maintain the 1940 Act AMPS Asset Coverage Requirement and the AMPS Basic Maintenance Amount; provided, however, that the Corporation without regard to such limitations, (x) may redeem, purchase or otherwise acquire shares of AMPS (A) with other Preferred Stock as a whole, pursuant to an optional redemption or (B) pursuant to a purchase or exchange offer made for all of the Outstanding shares of AMPS and other Preferred Stock, and (y) shall redeem, purchase or otherwise acquire shares of AMPS with other Preferred Stock as a whole if required pursuant to a mandatory redemption, to the extent permitted under the Investment Company Act, Maryland law and the Charter. In the event that less than all the outstanding shares of AMPS are to be redeemed and there is more than one Holder, the shares of AMPS to be redeemed shall be selected by lot, on a pro rata basis, or in such other manner as will not discriminate unfairly against any record holder of shares of such AMPS.

(d)  So long as the AMPS shall be rated by Moody’s, the Corporation shall, by the fifth Business Day after a Failure to Cure, be required to hold an amount, composed of Cash or any other asset constituting Eligible Portfolio Property which has a Moody’s Discount Factor as of such fifth Business Day of 1.000 and which matures prior to the date set for redemption which has an aggregate Discounted Value at least equal to the redemption payment for the shares of AMPS to be redeemed; provided, however, that this obligation may be satisfied by depositing Cash in trust as contemplated by paragraph 5(f) below; and provided further that the Corporation shall sell assets prior to such fifth Business Day if necessary to meet the requirements of this paragraph (d), it being understood that in no event shall it sell any asset prior to maturity which had a Moody’s Discount Factor of 1.000 measured as of the last Valuation Date on which the AMPS Basic Maintenance Amount was met if it would be necessary to utilize such asset in order to make any redemption payment contemplated by this paragraph 5.

(e)  Whenever shares of AMPS are to be redeemed, the Corporation shall, not less than five nor more than 30 days prior to the applicable redemption date, file with the Commission as required under the Investment Company Act, a written notice of redemption (a “Notice of Redemption”). The Notice of Redemption shall be (i) mailed by first-class mail, postage prepaid or sent by facsimile transmission, to each Holder of shares of AMPS to be redeemed, and (ii) published by the Corporation in an Authorized Newspaper, not fewer than 15 nor more than 20 days prior to such redemption date. Not fewer than five nor more than 10 days before such mailing date, the Corporation shall mail the Notice of Redemption to the Paying Agent. Each Notice of Redemption shall state (A) the series of AMPS or other Preferred Stock to be redeemed, (B) the redemption date, (C) the redemption price, (D) the place or places where such AMPS are to be surrendered for payment of the redemption price, (E) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, (F) the provision of this Article XII under which the redemption is being made, (G) if less than all the Outstanding shares of AMPS are to be redeemed, the number of shares to be redeemed and the basis upon which the shares to be redeemed are to be selected, and (H) the CUSIP number or numbers of the shares to be redeemed. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

(f)  If the Corporation shall give a Notice of Redemption, then by 12:00 noon, New York City time, on the Business Day next preceding the date fixed for redemption the Corporation shall deposit with the Paying Agent Deposit Securities constituting immediately available funds in an amount sufficient to redeem the shares of AMPS to be redeemed. In such event the Corporation shall give the Paying Agent irrevocable instructions and authority to pay the redemption price to the Holders of the shares of AMPS called for redemption upon the redemption date. The Corporation may direct the Paying Agent with respect to the investment of any Deposit Securities so deposited provided that the proceeds of any such investment will be available at the opening of business on such redemption date. The Deposit Securities deposited with the Paying Agent pursuant to the immediately preceding sentence and the shares of AMPS to be redeemed and funds deposited with a paying agent with irrevocable instructions to pay the redemption price with respect to any other shares of Preferred Stock for which a notice of redemption has been duly given shall be excluded from the calculation of the AMPS Basic Maintenance Amount, the 1940 Act AMPS Asset Coverage Ratio, and the 1940 Act AMPS Asset Coverage Requirement. Upon the date of such deposit, or if no such deposit is made, then upon such date fixed for redemption (unless the Corporation shall default in making payment of the redemption price), all rights of the Holders of the shares of AMPS so called for redemption shall cease and terminate except the right of the Holders thereof to receive the redemption price thereof inclusive of accumulated but unpaid dividends, but without any interest, and such shares shall no longer be deemed Outstanding for any purpose. The Corporation shall be entitled to receive, promptly after the date fixed for redemption, any cash in excess of the aggregate redemption price of the shares of AMPS called for redemption on such date and any remaining Deposit Securities. Any assets so deposited which are unclaimed at the end of one year from such redemption date shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the shares of AMPS so called for redemption shall look only to the Corporation for payment thereof. The Corporation shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the Deposit Securities so deposited.

(g)  Shares of AMPS that have been redeemed, purchased or otherwise acquired by the Corporation may not be reissued, shall not be deemed Outstanding, and shall be retired and cancelled.

(h)  In addition to redemption rights expressly established under this Article XII, the Corporation may repurchase shares of AMPS to the extent now or hereafter permitted by the laws of the State of Maryland and by the Investment Company Act.

(i)  If the Corporation shall not have funds legally available for the redemption of all the shares of the AMPS to be redeemed on any redemption date (or is otherwise legally unable to effect such redemption), the Corporation shall redeem on such redemption date the number of shares of AMPS as it shall be legally able to redeem, ratably from each Existing Holder whose shares are to be redeemed and the remainder of the shares of the AMPS required to be redeemed shall be redeemed, as provided in paragraph 5(b) above.

6.  Voting Rights.

(a)  General.    Each holder of AMPS shall be entitled to one vote for each share held on each matter on which the holders of the AMPS are entitled to vote and, except as otherwise provided in the Charter, the By-Laws, this Article XII or by law, the holders of the AMPS and the Common Stock shall vote together as one class on all matters submitted to the shareholders; provided, however, that at any meeting of shareholders of the Corporation at which directors are to be elected, the holders of Preferred Stock of all series, voting separately as a single class, shall be entitled to elect two members of the Board of Directors, and the holders of Common Stock, voting separately as a single class, shall be entitled to elect the balance of the members of the Board of Directors.

(b)  Right to Elect Majority of Board of Directors.

(i)  During any period in which (A) dividends on any Outstanding Preferred Stock of any series shall be due and unpaid in an amount equal to two full years’ dividends; or (B) the Corporation fails to redeem any shares of Preferred Stock that are required to be redeemed pursuant to paragraph 5(b) above or that would have been so redeemed but for the requirement that redemption be made out of legally available funds, or (C) holders of any other shares of Preferred Stock are entitled to elect a majority of the directors of the Corporation (the “Voting Period”), the number of directors constituting the Board of Directors shall automatically be increased by the smallest number that, when added to the two directors elected by the holders of Preferred Stock pursuant to paragraph 6(a) above, will constitute a majority of the total number of directors so increased; and at a special meeting of shareholders, which shall be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of Preferred Stock of all series voting separately as a single class shall be entitled to elect the smallest number of additional directors of the Corporation who, together with the two directors elected by the holders of Preferred Stock pursuant to paragraph 6(a) above, will constitute a majority of the total number of directors of the Corporation so increased. The terms of office of the persons who are directors at the time of that election shall continue.

(ii)  If the Corporation thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all Outstanding shares of Preferred Stock of all series for all past dividend periods and if the Corporation has remedied any failure to redeem shares of Preferred Stock that are required to be redeemed pursuant to paragraph 5(b) above, and holders of no other series of Preferred Stock are entitled to elect a majority of the directors of the Corporation, the Voting Period and the voting rights stated in this paragraph 6(b) shall cease, and the terms of office of all additional directors elected by the holders of Preferred Stock (but not of the directors elected by the holders of Common Stock or the two directors regularly elected by the holders of Preferred Stock as provided in paragraph 6(a)) shall terminate automatically, subject always, however, to the revesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described in clauses (A), (B) or (C) of paragraph 6(b)(i).

(c)  Voting Procedures.

(i)  As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect directors pursuant to paragraph 6(b), the Corporation shall call a special meeting of, and mail a notice to, such holders of shares of Preferred Stock. Such special meeting shall be held not less than 10 nor more than 80 days after the date of mailing of such notice. If the Corporation fails to send such notice, the meeting may be called by any holder of shares of Preferred Stock on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is given. At any such special meeting and at each meeting at which directors are elected held during a Voting Period, the holders of shares of Preferred Stock, voting together as a class (to the exclusion of the holders of shares of Common Stock), shall be entitled to elect the number of directors prescribed in paragraph 6(b) above on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of shares of Preferred Stock, present in person or by proxy or any officer of the Corporation present entitled to preside or act as Secretary of such meeting shall have the power to adjourn the meeting without further notice to a date not more than 120 days after the original record date for such meeting.

(ii)  For purposes of determining any rights of the holders of shares of Preferred Stock to vote on any matter, whether such right is created by the Charter, this Article XII, by statute or otherwise, only Holders of shares of Outstanding Preferred Stock shall be entitled to vote.

(iii)  The directors elected by the holders of shares of Preferred Stock pursuant to paragraph 6(b) shall (subject to the provisions of any applicable law) be subject to removal for cause only by the vote of the holders of at least 80% of the shares of Preferred Stock Outstanding and any vacancy resulting from such removal shall be filled for the unexpired term by the same vote. Any vacancy on the Board of Directors occurring for any other reason (in the case of directors subject to election by the holders of shares of Preferred Stock) may be filled only by vote of the holders of at least a majority of shares of Preferred Stock Outstanding, and if not so filled, such vacancy shall (subject to the provisions of any applicable law) be filled by a majority of the remaining directors (or the remaining director) who were elected by the holders of shares of Preferred Stock. Any other vacancy on the Board of Directors during a Voting Period shall be filled as provided in the Corporation’s By-Laws.

(iv)  At any time when the holders of shares of Preferred Stock become entitled to elect additional directors pursuant to paragraph 6(b), the maximum number of directors fixed by the By-Laws of the Corporation or otherwise shall automatically be increased by the number of such additional directors if required; and at such time as the holders of shares of Preferred Stock shall no longer be entitled to elect directors pursuant to paragraph 6(b), such exact number shall automatically be decreased by the number by which they were increased by reason of this provision.

(d)  Corporate Acts.    So long as any shares of AMPS are Outstanding, the Corporation shall not, subject to the requirements of the Investment Company Act and Maryland law, without the affirmative vote of the holders of a majority of the shares of Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with any series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, other than the authorization, creation or issuance of other series of AMPS or increase the authorized amount of AMPS or any other Preferred Stock, (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially and adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock, or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of any such indebtedness, provided, however, that the Corporation may authorize the issuance of indebtedness for borrowed money, for temporary or emergency purposes or for the clearance of transactions, in an aggregate amount not to exceed the lesser of $10,000,000 or 10% of the aggregate liquidation preference of the shares of AMPS Outstanding at any one time without any such consent or approval, provided that, with or without the consent or approval of the holders, such action would not result in the lowering of the then-current rating of the shares of AMPS by the Rating Agencies (as evidenced in writing by the Rating Agencies). To the extent permitted under the Investment Company Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which materially and adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series materially and adversely affected and outstanding at such time (each such materially and adversely affected series voting separately as a class). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will, in each case, be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all Outstanding shares of AMPS shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

(e)  Exclusive Remedy.    Unless otherwise required by law, the Holders shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Corporation fails to pay any dividends on the shares of AMPS or the Corporation fails to redeem any shares of AMPS which it is required to redeem, or any other event occurs which requires the mandatory redemption of AMPS and the required Notice of Redemption has not been given, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this paragraph 6. In no event shall the Holders have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

(f)  Notification to Rating Agencies.    In the event a vote of Holders of AMPS is required pursuant to the provisions of Section 13(a) of the Investment Company Act, the Corporation shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify the Rating Agencies that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the vote is taken, notify ~~S&P and Moody’s~~ the Rating Agencies of the result of such vote.

7.  Asset Coverage.

(a)  1940 Act AMPS Asset Coverage Requirement.

The Corporation shall maintain, as of the last Valuation Date of each month in which any share of AMPS is Outstanding, the 1940 Act AMPS Asset Coverage Requirement. The calculation of the 1940 Act AMPS Asset Coverage Ratio shall be included in each AMPS Basic Maintenance Report.

(b)  AMPS Basic Maintenance Amount.

(i) For so long as any shares of AMPS are Outstanding, the Corporation will maintain, on each Valuation Date, as evidenced by the completion of an AMPS Basic Maintenance Report, Eligible Portfolio Property having an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, each as of such Valuation Date. Upon any failure to maintain the AMPS Basic Maintenance Amount, the Corporation will use its best efforts to alter the composition of its portfolio so as to satisfy such test on or prior to the AMPS Basic Maintenance Cure Date.

(ii)  On or before 10:00 A.M., New York City time, on the fourth Business Day after (A) the Date of Original Issuance, (B) each ~~Quarterly Surprise~~ Annual Valuation Date thereafter, (C) any Valuation Date on which the Corporation shall fail to meet the AMPS Basic Maintenance Amount, (D) any Valuation Date on which it cures its failure to satisfy the AMPS Basic Maintenance Amount, (E) any Valuation Date on which it fails to meet the AMPS Basic Maintenance Amount by 25% or more, or (F) any Valuation Date as may be specified by S&P, the Corporation shall complete and deliver to ~~Moody’s and S&P~~ the Rating Agencies and the Auction Agent, in the case of clauses (A) and (B) and to the relevant Rating Agency, in the case of clauses (C)-(F), an AMPS Basic Maintenance Report as of the relevant Valuation Date. All such AMPS Basic Maintenance Reports shall be deemed to have been delivered to ~~Moody’s, S&P~~ the Rating Agencies or the Auction Agent upon receipt of a copy or telecopy or other electronic transcription thereof if on the same day the Corporation mails the AMPS Basic Maintenance Report for delivery on the next possible Business Day. A failure by the Corporation to deliver an AMPS Basic Maintenance Report as contemplated by this paragraph 7(b)(ii) shall be deemed to be delivery of an AMPS Basic Maintenance Report indicating a failure to satisfy the AMPS Basic Maintenance Amount.

(iii)  Within seven Business Days after the required date of delivery of the initial AMPS Basic Maintenance Report or any AMPS Basic Maintenance Report delivered with respect to ~~a Quarterly Surprise~~ an Annual Valuation Date in accordance with paragraph 7(b)(ii) above, the Corporation shall deliver to the Auction Agent and the Rating Agencies a report or reports (the “Accountant’s Confirmation”) reviewing the portfolio calculations, prepared by the Corporation’s Independent Accountants, relating to such AMPS Basic Maintenance Report substantially to the effect that (A) the Independent Accountants have read such AMPS Basic Maintenance Reports (each, a “Report”); (B) with respect to the 1940 Act AMPS Asset Coverage Ratio and the AMPS Basic Maintenance Amount, the result of the calculations set forth in each Report have been recalculated and are numerically correct; (C) with respect to the excess or deficiency of the aggregate Discounted Value of the Eligible Portfolio Property amount when compared to the AMPS Basic Maintenance Amount, the results of the calculation set forth in each Report have been recalculated and are numerically correct; (D) with respect to (x) any trade price, bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided to the Corporation for purposes of valuing securities in the Corporation’s portfolio, the Independent Accountant has compared the price used in such Report to the trade price, the bid or mean price listed in such Report as provided to the Corporation and verified that such information agrees; (y) with respect to the lower of two bid prices provided to the Corporation for purposes of valuing securities in the portfolio, the Independent Accountants have compared the price used in each Report with the lower of the two bid prices listed in the Report and verified that such information agrees (in the event such information does not agree, the Independent Accountants will provide a listing in their report of such differences); and (E) that the assets listed in each Report conform with the definition of Eligible Portfolio Property. If any letter reviewing the portfolio calculations delivered pursuant to this paragraph shows that an error was made in an AMPS Basic Maintenance Report for a particular Valuation Date for which such Accountant’s Confirmation was required to be delivered or shows that a lower aggregate Discounted Value for the aggregate of all Eligible Portfolio Property was determined by the Independent Accountants, the calculation or determination made by such Independent Accountants shall be final and conclusive and shall be binding on the Corporation, and the Corporation shall promptly amend the AMPS Basic Maintenance Report and deliver the amended AMPS Basic Maintenance Report to the Auction Agent, ~~S&P and Moody’s~~ the Rating Agencies.

(iv)  For so long as shares of AMPS are rated by Moody’s, in managing the Corporation’s portfolio, the Investment Manager will not alter the composition of the Corporation’s portfolio if, in the reasonable belief of the Investment Manager, the effect of any such alteration would be to cause the Corporation to have Eligible Portfolio Property with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Eligible Portfolio Property exceeded the AMPS Basic Maintenance Amount by 25% or less, the Investment Manager will not alter the composition of the Corporation’s portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Eligible Portfolio Property unless the Corporation shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Eligible Portfolio Property would exceed the AMPS Basic Maintenance Amount.

(c)  Calculation of AMPS Basic Maintenance Amount; Accounting Treatment.

(i)  Eligible Portfolio Property of the Corporation shall be determined on an accrual basis in accordance with customary practice under which Eligible Portfolio Property purchased and not yet received are so reflected as Eligible Portfolio Property.

(ii)  Dividends on the Common Stock which are payable in Common Stock shall, after the effective date of any election by a holder of Common Stock to receive such dividend, be excluded from current liabilities.

(iii)  Withholding taxes with respect to interest earned on any asset of the Corporation if such interest is not included in Eligible Portfolio Property, shall be excluded from current liabilities.

(iv)  With respect to Eligible Portfolio Property sold by the Corporation as of or prior to the Valuation Date, the Market Value of such property will be reflected in Eligible Portfolio Property and will be discounted at the appropriate Discount Factor, provided, however, that if the determination is being made by Moody’s, (for so long as the shares of AMPS are rated by Moody’s), the sales price of such property will be reflected as Cash or ~~Australian Currency, Canadian Currency or United Kingdom~~ Other Currency, as appropriate, to the extent that such receivable is due and payable within five Business Days (determined as for a Valuation Date) and trades generating the receivable are (A) settled through clearing house firms with respect to which the issuer has received prior authorization from Moody’s or (B) with counterparties having a long term rating by Moody’s of at least Baa3, and, if the determination is being made for S&P (for so long as the shares of AMPS are rated by S&P), the sales price of such property will be reflected in Cash or ~~Australian Currency, Canadian Currency or United Kingdom~~ Other Currency, as appropriate, to the extent that such receivable is due and payable within five Business Days (determined as for a Valuation Date).

(d)  Other Permitted Assets.

(i)  In addition to Eligible Portfolio Property, the Corporation may own Other Permitted Assets and may also own other securities, if the inclusion of any such type of other securities is deemed by the Board of Directors to be in the best interest of the Corporation.

(ii)  Other Permitted Assets and such other securities may be included in Eligible Portfolio Property if the Rating Agencies have advised the Corporation in writing that the inclusion of such Other Permitted Assets or other securities in Eligible Portfolio Property would not adversely affect their respective then-current ratings of the shares of AMPS.

(iii)  The Fund may engage in transactions in Derivatives, subject to any limitations imposed by the Rating Agencies. Derivatives may be included in a Rating Agency’s Eligible Portfolio Property if such Rating Agency has advised the Corporation in writing that the inclusion of such assets or securities in Eligible Portfolio Property would not adversely affect its respective then-current ratings of the shares of AMPS. With respect to options, the Fund may purchase and sell (write) options, subject to any limitations imposed by the Rating Agencies.

8.  Auction Procedures.

(a)  Certain Definitions.

As used in this paragraph 8, the following terms shall have the following meanings, unless the context otherwise requires:

(i)     “AMPS” shall mean the shares of AMPS being auctioned pursuant to this paragraph 8.

(ii)    “Auction Date” shall mean the first Business Day preceding the first day of a Dividend Period.

(iii)   “Available AMPS” shall have the meaning specified in paragraph 8(d)(i) below.

(iv)   “Bid” shall have the meaning specified in paragraph 8(b)(i) below.

(v)    “Bidder” shall have the meaning specified in paragraph 8(b)(i) below.

(vi)   “Hold Order” shall have the meaning specified in paragraph 8(b)(i) below.

(vii)  “Maximum Applicable Rate” for any Dividend Period will be the greater of (A) the Applicable Percentage of the Reference Rate on the date of such Auction or (B) the Applicable Spread plus the Reference Rate on the date of such Auction. The

Applicable Percentage and the Applicable Spread will be determined as set forth below based on the lower of the credit rating or ratings assigned on such date to the AMPS by ~~Moody’s and S&P (or if Moody’s or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies~~ each Rating Agency then rating the AMPS (or, in the event that only one such rating shall be available, the percentage will be based on such rating).

Credit Ratings		Applicable Percentage of Reference Rate	Applicable Spread Plus Reference Rate
Moody’s	S&P
“aa3” or higher	AA- or higher	200%	200 bps
“a3” to “a1”	A- to A+	210%	210 bps
“baa3” to “baa1”	BBB- to BBB+	300%	300 bps
Below “baa3”	Below BBB-	325%	325 bps

The Corporation shall take all reasonable action necessary to enable ~~S&P and Moody’s~~ the Rating Agencies to provide a rating for the AMPS. If ~~either S&P or Moody’s~~ one or more of the Rating Agencies then rating the AMPS shall not make ~~such a rating available, or if neither S&P nor Moody’s shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after consultation with the Corporation~~ a rating available, or if no Rating Agency makes such a rating available, the Corporation~~,~~ shall select a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

(viii)“Order” shall have the meaning specified in paragraph 8(b)(i) below.

(ix)   “Sell Order” shall have the meaning specified in paragraph 8(b)(i) below.

(x)    “Submission Deadline” shall mean 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

(xi)   “Submitted Bid” shall have the meaning specified in paragraph 8(d)(i) below.

(xii)  “Submitted Hold Order” shall have the meaning specified in paragraph 8(d)(i) below.

(xiii)“Submitted Order” shall have the meaning specified in paragraph 8(d)(i) below.

(xiv) “Submitted Sell Order” shall have the meaning specified in paragraph 8(d)(i) below.

(xv)  “Sufficient Clearing Bids” shall have the meaning specified in paragraph 8(d)(i) below.

(xvi) “Winning Bid Rate” shall have the meaning specified in paragraph 8(d)(i) below.

(b)  Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

(i)  Unless otherwise permitted by the Corporation, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

(A)  each Beneficial Owner may submit to its Broker-Dealer information as to:

(1) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

(2) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

(3) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

(B)  each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communications by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, or the communications by a Broker-Dealer on behalf of a Beneficial Owner or Potential Beneficial Owner to the Auction Agent, of information referred to in clause (A) or (B) of this paragraph 8(b)(i) is hereinafter referred to as an “Order” and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account and each Broker-Dealer placing an Order on behalf of a Beneficial Owner or Potential Beneficial Owner, is hereinafter referred to as a “Bidder”; an Order containing the information referred to in clause (A)(1) of this paragraph 8(b)(i) or clause (C) of paragraph 8(b)(ii) is hereinafter referred to as a “Hold Order”; an Order containing the information referred to in clause (A)(2) or (B) of this paragraph 8(b)(i) is hereinafter referred to as a “Bid;” and an Order containing the information referred to in clause (A)(3) of this paragraph 8(b)(i) is hereinafter referred to as a “Sell Order.” Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

(ii)            (A)  A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

(1) the number of Outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

(2) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 8(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

(3) a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 8(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

(B)  A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

(1)  the number of Outstanding shares of AMPS specified in such Sell Order; or

(2) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 8(e)(ii)(C) if Sufficient Clearing Bids do not exist.

(C)  A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

(1) the number of Outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

(2) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 8(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

(c)  Submissions of Orders by Broker-Dealers to Auction Agent.

(i)  Each Broker-Dealer shall submit in writing or through the Auction Agent’s Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

(A)  the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Corporation);

(B)  the aggregate number of Outstanding shares of AMPS that are the subject of such Order;

(C)  to the extent that such Bidder is an Existing Holder:

(1) the number of Outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder;

(2) the number of Outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

(3) the number of Outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and

(D)  to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder’s Bid.

(ii)  If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

(iii)  If an Order or Orders covering all of the Outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(iv)  If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

(A)  any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of Outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of AMPS held by such Existing Holder;

(B)  any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in paragraph 8(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 8(c)(iv)(A) above and of the foregoing portion of this paragraph 8(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this paragraph 8(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

(C)  any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in paragraph 8(c)(iv)(A) and Bids referred to in paragraph 8(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

(v)  If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.

(vi)  Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

(d)  Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

(i)  Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order”) and shall determine:

(A)  the excess of the total number of Outstanding shares of AMPS over the number of Outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the “Available AMPS”);

(B)  from the Submitted Orders whether the number of Outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

(1) the number of Outstanding shares of AMPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate; and

(2) the number of Outstanding shares of AMPS that are subject to Submitted Sell Orders.

If such excess or such equality exists (other than because the number of Outstanding shares of AMPS in clauses (1) and (2) above are each zero because all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders), then “Sufficient Clearing Bids” exist; and

(C)  if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the “Winning Bid Rate”) that if:

(1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

(2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling those Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.

(ii)  Promptly after the Auction Agent has made the determinations pursuant to paragraph 8(d)(i), the Auction Agent shall advise the Corporation of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

(A)  if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

(B)  if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

(C)  if all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 90% of the Reference Rate on the date of the Auction.

(e)  Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

Based on the determinations made pursuant to paragraph 8(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

(i)  If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 8(e)(iii) and paragraph 8(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

(A)  the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

(B)  the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid;

(C)  the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the shares of AMPS that are the subject of such Submitted Bids;

(D)  the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of Outstanding shares of AMPS subject to all such Submitted

Bids shall be greater than the number of Outstanding shares of AMPS (“Remaining Shares”) equal to the excess of Available AMPS over the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 8(e)(i)(B) and paragraph 8(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of AMPS, but only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction, the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of Outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

(E)  the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted, thus requiring each such Potential Holder to purchase the shares of AMPS that are the subject of such Submitted Bids, but only in an amount equal to the number of Outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 8(e)(i)(B), paragraph 8(e)(i)(C) and paragraph 8(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS subject to such Submitted Bids and the denominator of which shall be the sum of the number of Outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

(ii)  If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of paragraph 8(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

(A)  the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid;

(B)  the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding shares of AMPS that are the subject of such Submitted Bid; and

(C)  the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, thus requiring each such Existing Holder to sell shares of AMPS that are the subject of such Submitted Bid or Submitted Sell Order, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 8(e)(ii)(A) and paragraph 8(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

(iii)  If, as a result of the procedures described in paragraph 8(e)(i) or paragraph 8(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by an Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

(iv)  If, as a result of the procedures described in paragraph 8(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

(v)  Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of AMPS to be purchased and the aggregate number of Outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of

Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of AMPS.

(f)  Force Majeure.    Notwithstanding any other provision of this Article XII, in the event that an Auction does not occur on an Auction Date because of any act of God, strike, riot, act of war, act of terrorism, equipment failure, power failure or damage or other causes reasonably beyond the control of the Corporation or the Auction Agent, each Existing Holder as of such Auction Date will continue to hold the shares of AMPS held by such Existing Holder until the next Auction Date. The Applicable Rate for any Dividend Period during which Existing Holders continue to hold such shares of AMPS by operation of this paragraph 8(f) shall be the same Applicable Rate as applied during the last Dividend Period following an Auction at which there were Sufficient Clearing Bids prior to the applicability of this paragraph 8(f). Any Dividend Period during which Existing Holders continue to hold such shares of AMPS by operation of this paragraph 8(f) shall consist of the same number of days as the last Dividend Period following an Auction at which there were Sufficient Clearing Bids prior to the applicability of this paragraph 8(f).

9.  Miscellaneous.

(a)  To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of this Article XII to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification which does not substantially adversely affect the rights of Beneficial Owners of shares of AMPS and if such inconsistency or ambiguity reflects an incorrect provision hereof then the Board of Directors may authorize the filing of a Certificate of Amendment or a Certificate of Correction, as the case may be.

(b)  A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in paragraph 8 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Existing Holder or Broker-Dealer (acting on its own behalf or on behalf of a Beneficial Owner), if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner’s beneficial ownership. Neither the Corporation nor any Affiliate shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of shares of AMPS to any Person other than the Corporation. All of the Outstanding shares of AMPS shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Corporation’s option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

(c)  The Corporation will exercise its best efforts to maintain an Auction Agent pursuant to an agreement containing terms not materially less favorable to the Corporation than the terms of the Auction Agent Agreement first entered into by the Corporation on July 30, 1992.

(d)  The Corporation will use its best efforts to maintain a rating of the AMPS from each of the Rating Agencies.

(e)  All notices or communications, unless otherwise specified in the By-Laws of the Corporation or this Article XII, will be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice will be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

10.  Notice and Amendments.

In addition to the authority given the Board of Directors to from time to time, adjust, modify, alter, change, add to or delete certain definitions and related terms set forth in paragraph 1(a) as contemplated by paragraph 1(b) of this Article XII and the authority given the Corporation to interpret the provisions of paragraph 8 as contemplated by paragraph 9(a), the Board of Directors of the Corporation shall have the authority to amend, adjust, modify, alter or change the terms of this Article XII establishing the Series W-7 AMPS also without shareholder approval to reflect changes required in connection with the creation of one or more additional series of Auction Market Preferred Stock of the same class as the Series W-7 AMPS; provided, however, that no such additional series shall have any rights or preferences upon liquidation as to payments of dividends or conditions of redemption or voting power which are superior to the rights and conditions applicable to the Series W-7 AMPS, it being intended that every series of Auction Market Preferred Stock issued by the Corporation is to constitute a series of the same class for purposes of the Investment Company Act.

ARTICLE XIII:

The Corporation through its Board, has elected to be subject to the following provisions of Subtitle 8 of the MGCL:

(i)  Section 3-804(a): Under Section 3-804(a), the stockholders of the Corporation may remove any director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors.

(ii)  Section 3-804(b): Under Section 3-804(b), the number of directors of the Corporation shall be fixed only by the vote of the Board.

(iii)  Section 3-804(c): Under Section 3-804(c), a vacancy on the Board due to an increase in the size of the Board or the death, resignation, or removal of a director, may be filled only by the affirmative vote of the majority of the remaining directors in office, even if the remaining directors do not constitute a quorum. Any director so elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, and until a successor is elected and qualifies.

(iv)  Section 3-805: Under Section 3-805, the Secretary of the Corporation may call a special meeting of stockholders only on the written request of the stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting; and in accordance with the procedures set forth under Section 2-502(b)(2) and (3) and (e) of the MGCL.

*    *    *    *    *

3.  The number of shares of authorized stock of the Corporation is not increased by this amendment to and restatement of the Charter.

4.  The amendment to and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

5.  The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the Charter.

6.  The name and address of the Corporation’s resident agent is as set forth in Article IV of the foregoing amendment and restatement of the Charter.

7.  The number of directors of the Corporation and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the Charter.

8.  The number of directors of the Corporation is ten and the names of the Corporation’s current ten directors are as follows: David L. Elsum, ~~Laurence S. Freedman,~~ Martin J. Gilbert, P. Gerald Malone, Neville J. Miles, William J. Potter, Peter D. Sacks, Anton E. Schrafl, E. Duff Scott, John T. Sheehy and Warren C. Smith.

The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this      day of                  , 200~~3~~6.

ATTEST:		ABERDEEN GLOBAL INCOME FUND, INC.

By:		By:	(SEAL)
	Sander M. Bieber		~~Hugh Young~~ Martin Gilbert
	Assistant Secretary		President

PROXY

ABERDEEN GLOBAL INCOME FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — March 9, 2006

The undersigned stockholder of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Christian Pittard, Alan Goodson, Tim Sullivan and James Capezzuto, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 1735 Market Street, Philadelphia, Pennsylvania on Thursday, March 9, 2006, at 10:00 a.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director (Proposal 1), “FOR” approval of amendments to the Fund’s investment objectives and policies (Proposals 3(A) and 3(B)), “FOR” approval of amendments to the Fund’s investment restrictions (Proposals 4(A) and 4(B)), “FOR” approval of amendments to the Fund’s Management Agreement and Investment Advisory Agreement (Proposals 5(A) and 5(B)), and “FOR” amendment to the Fund’s charter (Proposal 6), and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Proxy CS-1

(X) PLEASE MARK VOTES

AS IN THIS EXAMPLE

ABERDEEN GLOBAL INCOME FUND, INC.

COMMON STOCK

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S COMMON STOCKHOLDERS VOTE “FOR” PROPOSALS 1, 3(A), 3(B), 4(A), 4(B), 5(A), 5(B) AND 6, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

1. Election of the following two nominees to serve as Class II Directors for three-year terms and until their successors are duly elected and qualify: William J. Potter and Peter D. Sacks	For ☐	Withhold Authority ☐

You may withhold authority to vote for one of the above nominee by marking the “FOR” box and striking out the name of such nominee. Your shares will be voted for the remaining nominee.

3(A). Proposal to amend the Fund’s investment objective	For ☐	Against ☐	Abstain ☐

3(B). Proposal to amend the Fund’s fundamental investment policies	For ☐	Against ☐	Abstain ☐

4. Proposals to amend the Fund’s fundamental investment restrictions	For	Against	Abstain
(A) Borrowing	☐	☐	☐
(B) Concentration	☐	☐	☐

5. Proposals to approve an amendment to the Fund’s	For	Against	Abstain
(A) Management Agreement	☐	☐	☐
(B) Investment Advisory Agreement	☐	☐	☐

6. Proposal to amend and restate the Fund’s charter	For	Against	Abstain
	☐	☐	☐

The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature
Signature (if held jointly)
Date

Proxy CS-2

PROXY

ABERDEEN GLOBAL INCOME FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — March 9, 2006

The undersigned stockholder of Aberdeen Global Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Christian Pittard, Alan Goodson, Tim Sullivan and James Capezzuto, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania on Thursday, March 9, 2006, at 10:00 am (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director (Proposal 2), “FOR” approval of amendments to the Fund’s investment objectives and policies (Proposals 3(A) and 3(B)), “FOR” approval of amendments to the Fund’s investment restrictions (Proposals 4(A) and 4(B)), “FOR” approval of amendments to the Fund’s Management Agreement and Investment Advisory Agreement (Proposals 5(A) and 5(B)), and “FOR” amendment to the Fund’s charter (Proposal 6), and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

(X)	PLEASE MARK VOTES

AS IN THIS EXAMPLE

ABERDEEN GLOBAL INCOME FUND, INC.

AUCTION MARKET PREFERRED STOCK, SERIES W-7

THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF THE FUND’S PREFERRED STOCK VOTE “FOR” PROPOSALS 2, 3(A), 3(B), 4(A), 4(B), 5(A), 5(B) AND 6, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

2. Election of the following two nominees to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify: Dr. Anton E. Schrafl and John T. Sheehy	For	Withhold Authority
	☐	☐

You may withhold authority to vote for one of the above nominee by marking the “FOR” box and striking out the name of such nominee. Your shares will be voted for the remaining nominee.

3(A). Proposal to amend the Fund’s investment objective	For	Against	Abstain
	☐	☐	☐

3(B). Proposal to amend the Fund’s fundamental investment policies	For	Against	Abstain
	☐	☐	☐

4. Proposals to amend the Fund’s fundamental investment restrictions	For	Against	Abstain

(A) Borrowing	☐	☐	☐

(B) Concentration	☐	☐	☐

5. Proposal to approve an amendment to the Fund’s	For	Against	Abstain

(A) Management Agreement	☐	☐	☐

(B) Investment Advisory Agreement	☐	☐	☐

6. Proposal to amend and restate the Fund’s charter	For	Against	Abstain

	☐	☐	☐

The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature
Signature (if held jointly)
Date

Proxy PS-2